UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00816

AMERICAN CENTURY MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2020

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

October 31, 2020

Balanced Fund
Investor Class (TWBIX)
I Class (ABINX)
R5 Class (ABGNX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Pandemic Disrupted Economic, Market Courses

Market sentiment began the period relatively upbeat. A dovish Federal Reserve (Fed), modest inflation, improving economic and earnings data, and progress on U.S.-China trade policy helped boost global growth outlooks. Against this backdrop, riskier assets generally remained in favor.

However, beginning in late February, the COVID-19 outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a deep worldwide recession. Global stocks and credit-sensitive assets sold off sharply, while U.S. Treasury yields plunged to record lows amid soaring demand. Quick and aggressive action from the Fed and other central banks and federal governments helped stabilize and restore confidence in the financial markets. By summer, declining coronavirus infection and death rates in many regions and the reopening of economies were positive influences. By the end of the reporting period, most data suggested an economic recovery was underway. But, at the same time, COVID-19 infection rates were rising in the U.S. and Europe, prompting new lockdown measures in some European countries.

Overall, the broad U.S. stock market overcame the effects of the early 2020 sell-off to deliver a solid gain for the 12-month period. Growth stocks rallied and significantly outperformed value stocks, which generally declined. Global bond returns were broadly positive, as yields declined.

Science Helps Steer the Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. The first COVID-19 vaccine is on track for approval by year-end, and medical professionals continue to fine-tune virus treatment protocols. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of October 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWBIX	7.54%	7.49%	8.32%	—	10/20/88
Blended Index	—	8.96%	8.89%	9.39%	—	—
S&P 500 Index	—	9.71%	11.70%	13.00%	—	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	6.19%	4.08%	3.55%	—	—
I Class	ABINX	7.75%	7.70%	8.54%	—	5/1/00
R5 Class	ABGNX	7.75%	—	—	8.09%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.

The blended index combines monthly returns of two widely known indices in proportion to the asset mix of the fund. The S&P 500 Index represents 60% of the index and the remaining 40% is represented by the Bloomberg Barclays U.S. Aggregate Bond Index.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2020
Investor Class — $22,251

Blended Index — $24,530

S&P 500 Index — $33,987

Bloomberg Barclays U.S. Aggregate Bond Index — $14,177

Total Annual Fund Operating Expenses
Investor Class	I Class	R5 Class
0.91%	0.71%	0.71%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Equity Portfolio Managers: Steven Rossi and Guan Wang

Guan Wang joined the portfolio management team in August 2020, when Claudia Musat departed.

Fixed-Income Portfolio Managers: Bob Gahagan, Brian Howell and Charles Tan

Performance Summary

Balanced returned 7.54%* for the 12 months ended October 31, 2020. By comparison, the fund’s benchmark (a blended index consisting of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index) returned 8.96%.

Balanced seeks long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities. The purpose of the broad bond market exposure is to reduce the volatility of the equity portfolio, providing a more attractive overall risk/return profile for investors. The total fund’s drivers of both absolute and relative returns, however, are typically a function of the equity allocation. Therefore, the performance attribution discussion focuses primarily on the equity segment.

Consumer Discretionary and Information Technology Largest Equity Detractors

The largest detractors from relative performance were the consumer discretionary and information technology sectors. Within consumer discretionary, stock selection within the textiles, apparel and luxury goods industry provided a headwind. An overweight to Ralph Lauren weighed on sector results, as did reduced exposure to NIKE. We have since exited both of these positions. Positioning among specialty retail companies also hurt relative returns. Elsewhere in the sector, an underweight position in internet and direct marketing retail company Amazon was a top detractor from the portfolio’s relative performance. Due to the pandemic, a major shift occurred in consumer behavior. People stopped visiting brick-and-mortar stores and turned to online shopping. Companies with a strong online presence tended to outperform. Amazon was a leading contributor to index returns for the period because of this shift. Our exposure to Amazon was less than the benchmark, which hurt relative results.

Performance within the semiconductors and semiconductor equipment industry hampered relative results within the information technology sector. During the lockdown, chips and processors used in computer and other electronics products were in high demand, lifting the stock price of many companies within the industry. An underweight position in chip and electronic component maker NVIDIA was among the top detractors from performance. Security selection within the technology hardware,storage and peripherals and IT services industries also weighed on results.

Elsewhere, overweight exposure to media company Discovery and reduced exposure to software company Microsoft were also among the leading detractors from relative returns. Microsoft benefited during the period from increased demand for its Teams platform due to the work-from-home trend that emerged due to the pandemic. We have since exited our position in Discovery.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

Energy and Real Estate Led Equity Gains

Reduced exposure to the energy sector was a main contributor to performance compared with the benchmark for the year. The sector underperformed the broader market as slower economic growth and steps to slow the spread of the virus weighed heavily on energy demand. In addition, a pricing disagreement between Russia and Saudi Arabia worked to drive down prices even further. As a result, underweight exposure to the oil, gas and consumable fuels industry was a primary contributor to relative performance within the sector, led by reduced exposure to Exxon Mobil.

An underweight to the real estate sector also benefited relative performance. As lockdowns progressed, tenants in retail spaces began to have problems making their lease payments. Lessened exposure to equity real estate investment trusts helped to boost the portfolio’s relative performance. Underweight exposure to Simon Property Group, which owns malls, helped relative returns, as did avoidance of several other index positions. We have since exited our position in Simon Property Group.

Other top contributors to relative performance for the 12-month period included a lack of exposure to aircraft company Boeing. The company’s stock price was volatile over the period. First, continued issues stemming from the grounding of its 737 MAX aircraft depressed the price early in the period. Next, the company’s order book was hurt by the pandemic as people discontinued business travel and airlines canceled orders for new planes. The company was also confronted with continued scrutiny of its governance practices. Elsewhere, overweights to software companies Adobe and Cadence Design Systems were also among the leading performers. The companies benefited from increased demand for their products and services during the lockdown.

Bond Performance Positive

Bond market performance was strong during the year. In late 2019, the long end of the yield curve steepened, as investors felt optimistic toward economic prospects for 2020. The U.S. Federal Reserve’s (Fed) commitment to continued accommodative monetary policies helped fuel a risk-on environment, where spread products outperformed like-duration Treasuries through the end of the calendar year.

However, a shift occurred early in 2020, as the coronavirus spread across the globe. As equity and credit markets entered free-fall in March, a flight to quality ensued. The Fed, as well as other global central banks and governments, enacted historic monetary and fiscal assistance and quantitative easing programs. These efforts helped to provide liquidity within credit markets and ease investor anxiety brought on by widespread lockdowns and their dampening effects on economic activity. As part of these measures, the Fed cut the target overnight lending rate to near zero. This led to falling interest rates across much of the Treasury curve, boosting returns for Treasuries. In addition, the Fed’s purchase of corporate credit worked to support risk asset prices. Generally, investment-grade corporate debt outperformed like-duration Treasuries over the period. High-yield debt lagged the broader market, due in part to the high concentration of energy issuers within the universe. Energy companies lagged the broader market for much of the year.

Outlook

The U.S. continues to face challenges relating to the coronavirus pandemic. While hope for a vaccine and extensive central bank intervention have helped fuel a recovery in risk assets, uncertainty remains regarding the country’s economic recovery. As a result, we think it’s only prudent to expect some volatility ahead. Of course, volatility in and of itself is not a bad thing—downside volatility, for example, can provide buying opportunities. We will continue to monitor the situation and invest appropriately. We believe that the continued economic and market uncertainty highlights the benefits of a balanced approach involving exposure to both stocks and bonds, which is intended to reduce overall price fluctuations and improve risk-adjusted performance.

Fund Characteristics

OCTOBER 31, 2020
Key Fixed-Income Portfolio Statistics
Weighted Average Life to Maturity	8.1 years
Average Duration (effective)	6.0 years

Top Ten Common Stocks	% of net assets
Apple, Inc.	3.7%
Microsoft Corp.	3.5%
Amazon.com, Inc.	3.1%
Alphabet, Inc., Class A	2.0%
Facebook, Inc., Class A	2.0%
Adobe, Inc.	1.1%
Home Depot, Inc. (The)	1.0%
Broadcom, Inc.	0.9%
Merck & Co., Inc.	0.9%
NVIDIA Corp.	0.9%

Top Five Common Stocks Industries	% of net assets
Software	7.5%
Semiconductors and Semiconductor Equipment	4.9%
Interactive Media and Services	4.4%
Internet and Direct Marketing Retail	3.8%
Technology Hardware, Storage and Peripherals	3.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	59.1%
U.S. Treasury Securities	13.7%
Corporate Bonds	11.3%
U.S. Government Agency Mortgage-Backed Securities	10.1%
Collateralized Mortgage Obligations	2.8%
Collateralized Loan Obligations	1.8%
Asset-Backed Securities	1.4%
Municipal Securities	0.7%
U.S. Government Agency Securities	0.5%
Sovereign Governments and Agencies	0.3%
Preferred Stocks	0.1%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	(3.0)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period(1) 5/1/20 - 10/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,078.60	$4.70	0.90%
I Class	$1,000	$1,079.10	$3.66	0.70%
R5 Class	$1,000	$1,079.70	$3.66	0.70%
Hypothetical
Investor Class	$1,000	$1,020.61	$4.57	0.90%
I Class	$1,000	$1,021.62	$3.56	0.70%
R5 Class	$1,000	$1,021.62	$3.56	0.70%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

OCTOBER 31, 2020

	Shares/ Principal Amount	Value
COMMON STOCKS — 59.1%
Aerospace and Defense — 0.8%
General Dynamics Corp.	9,737	$1,278,760
Huntington Ingalls Industries, Inc.	4,572	674,279
L3Harris Technologies, Inc.	15,350	2,473,038
Lockheed Martin Corp.	7,217	2,526,888
Textron, Inc.	23,752	850,322
		7,803,287
Air Freight and Logistics — 0.1%
United Parcel Service, Inc., Class B	8,655	1,359,787
Auto Components — 0.2%
BorgWarner, Inc.	42,064	1,471,399
Banks — 1.0%
Bank of America Corp.	232,057	5,499,751
Citigroup, Inc.	14,036	581,371
East West Bancorp, Inc.	18,035	657,917
JPMorgan Chase & Co.	23,736	2,327,077
		9,066,116
Beverages — 0.1%
Coca-Cola Co. (The)	12,178	585,275
Biotechnology — 1.5%
AbbVie, Inc.	45,187	3,845,414
Alexion Pharmaceuticals, Inc.(1)	9,886	1,138,274
Amgen, Inc.	3,866	838,690
Biogen, Inc.(1)	11,791	2,972,157
Exelixis, Inc.(1)	33,635	688,845
Incyte Corp.(1)	22,616	1,959,450
Regeneron Pharmaceuticals, Inc.(1)	3,132	1,702,430
Vertex Pharmaceuticals, Inc.(1)	6,909	1,439,559
		14,584,819
Building Products — 1.5%
Allegion plc	23,509	2,315,636
Fortune Brands Home & Security, Inc.	68,934	5,574,693
Masco Corp.	114,442	6,134,091
		14,024,420
Capital Markets — 1.1%
Ameriprise Financial, Inc.	10,756	1,729,888
Cboe Global Markets, Inc.	15	1,219
FactSet Research Systems, Inc.	7,232	2,216,608
Franklin Resources, Inc.	27,882	522,788
LPL Financial Holdings, Inc.	24,833	1,984,902
Moody's Corp.	8,606	2,262,517
State Street Corp.	25,039	1,474,797
		10,192,719
Chemicals — 0.3%
Eastman Chemical Co.	11,724	947,768

	Shares/ Principal Amount	Value
LyondellBasell Industries NV, Class A	30,029	$2,055,485
		3,003,253
Communications Equipment — 0.6%
Cisco Systems, Inc.	34,124	1,225,052
Lumentum Holdings, Inc.(1)	7,171	592,970
Motorola Solutions, Inc.	23,503	3,714,884
		5,532,906
Construction and Engineering — 0.3%
Quanta Services, Inc.	45,499	2,840,503
Consumer Finance — 0.1%
Synchrony Financial	50,230	1,256,755
Containers and Packaging — 0.7%
International Paper Co.	57,335	2,508,406
Packaging Corp. of America	20,689	2,368,684
WestRock Co.	38,688	1,452,734
		6,329,824
Distributors — 0.1%
LKQ Corp.(1)	26,083	834,395
Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc., Class B(1)	33,880	6,840,372
Diversified Telecommunication Services — 0.9%
AT&T, Inc.	86,134	2,327,341
CenturyLink, Inc.	111,989	965,345
Verizon Communications, Inc.	85,409	4,867,459
		8,160,145
Electric Utilities — 0.8%
Duke Energy Corp.	20,273	1,867,346
NextEra Energy, Inc.	7,016	513,641
NRG Energy, Inc.	57,537	1,819,320
PPL Corp.	94,564	2,600,510
Southern Co. (The)	8,395	482,293
		7,283,110
Electrical Equipment — 0.6%
Emerson Electric Co.	39,492	2,558,687
Rockwell Automation, Inc.	12,466	2,955,938
		5,514,625
Electronic Equipment, Instruments and Components — 0.5%
Jabil, Inc.	76,588	2,538,127
SYNNEX Corp.	5,788	761,932
Zebra Technologies Corp., Class A(1)	5,472	1,552,078
		4,852,137
Entertainment — 1.6%
Activision Blizzard, Inc.	32,191	2,437,824
Electronic Arts, Inc.(1)	43,892	5,259,578
Netflix, Inc.(1)	2,358	1,121,795
Take-Two Interactive Software, Inc.(1)	23,055	3,571,681
Zynga, Inc., Class A(1)	303,646	2,729,778
		15,120,656
Equity Real Estate Investment Trusts (REITs) — 0.2%
Iron Mountain, Inc.	23,413	610,143

	Shares/ Principal Amount	Value
Public Storage	3,921	$898,183
		1,508,326
Food and Staples Retailing — 0.4%
BJ's Wholesale Club Holdings, Inc.(1)	55,396	2,121,113
Kroger Co. (The)	20,104	647,550
Walmart, Inc.	8,788	1,219,335
		3,987,998
Food Products — 1.7%
Campbell Soup Co.	19,846	926,213
General Mills, Inc.	55,145	3,260,172
Hershey Co. (The)	38,594	5,305,131
Hormel Foods Corp.	46,387	2,258,583
J.M. Smucker Co. (The)	9,193	1,031,455
Kellogg Co.	35,895	2,257,436
Kraft Heinz Co. (The)	18,998	581,149
		15,620,139
Health Care Equipment and Supplies — 1.6%
Abbott Laboratories	39,919	4,195,886
ABIOMED, Inc.(1)	5,341	1,345,291
Baxter International, Inc.	32,230	2,500,081
Danaher Corp.	6,834	1,568,677
Medtronic plc	13,360	1,343,615
Novocure Ltd.(1)	26,286	3,209,521
Zimmer Biomet Holdings, Inc.	6,332	836,457
		14,999,528
Health Care Providers and Services — 2.1%
Anthem, Inc.	10,940	2,984,432
Cardinal Health, Inc.	10,234	468,615
CVS Health Corp.	26,025	1,459,742
HCA Healthcare, Inc.	25,748	3,191,207
Henry Schein, Inc.(1)	8,380	532,800
Humana, Inc.	12,307	4,913,939
McKesson Corp.	16,744	2,469,573
UnitedHealth Group, Inc.	13,112	4,000,996
		20,021,304
Health Care Technology — 0.6%
Cerner Corp.	86,245	6,044,912
Household Durables — 0.1%
PulteGroup, Inc.	29,446	1,200,219
Household Products — 1.5%
Colgate-Palmolive Co.	46,319	3,654,106
Kimberly-Clark Corp.	47,353	6,278,534
Procter & Gamble Co. (The)	33,159	4,546,099
		14,478,739
Industrial Conglomerates — 0.6%
3M Co.	30,728	4,915,251
Honeywell International, Inc.	6,798	1,121,330
		6,036,581
Insurance — 1.1%
Aon plc, Class A	3,910	719,479
Brown & Brown, Inc.	45,578	1,983,099

	Shares/ Principal Amount	Value
Marsh & McLennan Cos., Inc.	24,410	$2,525,458
MetLife, Inc.	88,305	3,342,344
Principal Financial Group, Inc.	39,276	1,540,405
		10,110,785
Interactive Media and Services — 4.4%
Alphabet, Inc., Class A(1)	11,731	18,958,587
Facebook, Inc., Class A(1)	71,484	18,808,155
Pinterest, Inc., Class A(1)	67,814	3,997,635
		41,764,377
Internet and Direct Marketing Retail — 3.8%
Amazon.com, Inc.(1)	9,503	28,852,534
eBay, Inc.	102,621	4,887,838
Wayfair, Inc., Class A(1)	7,566	1,876,595
		35,616,967
IT Services — 1.5%
Akamai Technologies, Inc.(1)	12,043	1,145,530
Cognizant Technology Solutions Corp., Class A	20,104	1,435,828
International Business Machines Corp.	37,007	4,132,201
Mastercard, Inc., Class A	6,537	1,886,840
PayPal Holdings, Inc.(1)	4,256	792,169
Visa, Inc., Class A	16,914	3,073,443
Western Union Co. (The)	92,188	1,792,135
		14,258,146
Life Sciences Tools and Services — 0.4%
Agilent Technologies, Inc.	30,643	3,128,344
Illumina, Inc.(1)	2,643	773,606
		3,901,950
Machinery — 0.9%
AGCO Corp.	33,480	2,578,965
Cummins, Inc.	13,915	3,059,769
Snap-on, Inc.	16,442	2,590,108
		8,228,842
Media — 0.1%
Interpublic Group of Cos., Inc. (The)	34,369	621,735
Metals and Mining — 0.4%
Reliance Steel & Aluminum Co.	19,309	2,104,488
Steel Dynamics, Inc.	42,890	1,350,177
		3,454,665
Multi-Utilities — 0.6%
CenterPoint Energy, Inc.	113,760	2,403,749
Dominion Energy, Inc.	28,788	2,312,828
Sempra Energy	8,273	1,037,103
		5,753,680
Multiline Retail — 0.9%
Dollar Tree, Inc.(1)	7,348	663,671
Target Corp.	52,668	8,017,123
		8,680,794
Oil, Gas and Consumable Fuels — 0.6%
Chevron Corp.	11,336	787,852
Exxon Mobil Corp.	35,642	1,162,642
Kinder Morgan, Inc.	58,603	697,376

	Shares/ Principal Amount	Value
Williams Cos., Inc. (The)	138,792	$2,663,418
		5,311,288
Personal Products — 0.6%
Estee Lauder Cos., Inc. (The), Class A	13,102	2,877,985
Herbalife Nutrition Ltd.(1)	54,240	2,448,394
		5,326,379
Pharmaceuticals — 2.3%
Bristol-Myers Squibb Co.	112,274	6,562,415
Jazz Pharmaceuticals plc(1)	5,325	767,333
Johnson & Johnson	15,434	2,116,156
Merck & Co., Inc.	111,177	8,361,622
Mylan NV(1)	139,717	2,031,485
Pfizer, Inc.	46,407	1,646,520
		21,485,531
Professional Services — 0.1%
Robert Half International, Inc.	15,465	783,921
Road and Rail — 0.4%
Kansas City Southern	13,397	2,359,747
Union Pacific Corp.	7,399	1,311,029
		3,670,776
Semiconductors and Semiconductor Equipment — 4.9%
Applied Materials, Inc.	72,667	4,304,066
Broadcom, Inc.	24,860	8,691,802
Intel Corp.	22,377	990,853
KLA Corp.	24,456	4,822,234
Lam Research Corp.	9,598	3,283,284
NVIDIA Corp.	16,194	8,119,024
NXP Semiconductors NV	12,247	1,654,815
Qorvo, Inc.(1)	7,388	940,936
QUALCOMM, Inc.	50,873	6,275,693
Skyworks Solutions, Inc.	15,969	2,256,260
Texas Instruments, Inc.	36,071	5,215,506
		46,554,473
Software — 7.5%
Adobe, Inc.(1)	22,767	10,179,126
Autodesk, Inc.(1)	20,413	4,808,078
Cadence Design Systems, Inc.(1)	20,886	2,284,302
Dropbox, Inc., Class A(1)	90,925	1,660,290
Fortinet, Inc.(1)	7,684	848,083
Microsoft Corp.	165,385	33,485,501
Oracle Corp., (New York)	80,142	4,496,767
Palo Alto Networks, Inc.(1)	12,100	2,676,399
Proofpoint, Inc.(1)	1,550	148,397
salesforce.com, Inc.(1)	16,658	3,869,154
ServiceNow, Inc.(1)	11,644	5,793,705
VMware, Inc., Class A(1)	5,601	721,017
		70,970,819
Specialty Retail — 2.3%
AutoZone, Inc.(1)	617	696,581
Best Buy Co., Inc.	31,953	3,564,357
Dick's Sporting Goods, Inc.	29,570	1,675,140

	Shares/ Principal Amount	Value
Home Depot, Inc. (The)	34,394	$9,173,224
Lowe's Cos., Inc.	38,724	6,122,264
Ulta Beauty, Inc.(1)	4,076	842,795
		22,074,361
Technology Hardware, Storage and Peripherals — 3.7%
Apple, Inc.	324,953	35,374,384
Textiles, Apparel and Luxury Goods — 0.1%
Hanesbrands, Inc.	69,555	1,117,749
Trading Companies and Distributors — 0.2%
W.W. Grainger, Inc.	6,075	2,126,371
TOTAL COMMON STOCKS (Cost $424,094,611)		557,742,242
U.S. TREASURY SECURITIES — 13.7%
U.S. Treasury Bonds, 5.00%, 5/15/37	$200,000	315,453
U.S. Treasury Bonds, 3.50%, 2/15/39	150,000	204,598
U.S. Treasury Bonds, 4.625%, 2/15/40	1,300,000	2,034,145
U.S. Treasury Bonds, 4.375%, 5/15/41	1,400,000	2,152,172
U.S. Treasury Bonds, 3.125%, 11/15/41	1,000,000	1,309,609
U.S. Treasury Bonds, 3.00%, 5/15/42	3,300,000	4,249,395
U.S. Treasury Bonds, 2.75%, 11/15/42	2,000,000	2,478,516
U.S. Treasury Bonds, 2.875%, 5/15/43	1,300,000	1,644,855
U.S. Treasury Bonds, 3.625%, 2/15/44	300,000	425,063
U.S. Treasury Bonds, 3.125%, 8/15/44	500,000	659,336
U.S. Treasury Bonds, 3.00%, 11/15/44	600,000	776,203
U.S. Treasury Bonds, 2.50%, 2/15/45(2)	5,000,000	5,951,562
U.S. Treasury Bonds, 3.00%, 5/15/45	600,000	777,258
U.S. Treasury Bonds, 3.00%, 11/15/45	200,000	259,813
U.S. Treasury Bonds, 3.375%, 11/15/48	1,900,000	2,664,824
U.S. Treasury Bonds, 2.25%, 8/15/49	1,200,000	1,369,359
U.S. Treasury Bonds, 2.375%, 11/15/49	1,900,000	2,225,523
U.S. Treasury Bonds, 2.00%, 2/15/50	1,900,000	2,057,344
U.S. Treasury Bonds, 1.25%, 5/15/50	500,000	451,563
U.S. Treasury Bonds, 1.375%, 8/15/50	200,000	186,469
U.S. Treasury Inflation Indexed Notes, 0.25%, 7/15/29	2,235,574	2,473,353
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/30	3,548,300	3,894,706
U.S. Treasury Notes, 1.875%, 1/31/22(2)	500,000	510,859
U.S. Treasury Notes, 0.375%, 3/31/22	5,500,000	5,518,906
U.S. Treasury Notes, 1.875%, 3/31/22	900,000	922,078
U.S. Treasury Notes, 0.125%, 4/30/22	5,000,000	4,999,609
U.S. Treasury Notes, 1.875%, 4/30/22	1,800,000	1,846,688
U.S. Treasury Notes, 0.125%, 5/31/22	300,000	299,930
U.S. Treasury Notes, 1.75%, 6/15/22	3,000,000	3,077,812
U.S. Treasury Notes, 1.625%, 11/15/22	3,000,000	3,089,707
U.S. Treasury Notes, 2.00%, 11/30/22	800,000	830,625
U.S. Treasury Notes, 0.50%, 3/15/23	18,600,000	18,744,586
U.S. Treasury Notes, 0.25%, 4/15/23	400,000	400,766
U.S. Treasury Notes, 0.25%, 6/15/23	500,000	500,898
U.S. Treasury Notes, 2.875%, 11/30/23	6,600,000	7,140,891
U.S. Treasury Notes, 2.375%, 2/29/24	1,500,000	1,607,021
U.S. Treasury Notes, 1.125%, 2/28/25	12,200,000	12,625,094
U.S. Treasury Notes, 0.50%, 3/31/25	1,200,000	1,209,047
U.S. Treasury Notes, 0.25%, 5/31/25	2,000,000	1,991,797

	Shares/ Principal Amount	Value
U.S. Treasury Notes, 0.25%, 8/31/25	$6,300,000	$6,264,562
U.S. Treasury Notes, 2.625%, 12/31/25	2,200,000	2,448,875
U.S. Treasury Notes, 1.375%, 8/31/26	1,500,000	1,574,590
U.S. Treasury Notes, 1.625%, 10/31/26	100,000	106,480
U.S. Treasury Notes, 1.75%, 12/31/26	700,000	751,133
U.S. Treasury Notes, 1.50%, 1/31/27	2,000,000	2,116,016
U.S. Treasury Notes, 1.125%, 2/28/27	1,200,000	1,241,508
U.S. Treasury Notes, 0.625%, 3/31/27	10,000,000	10,026,367
U.S. Treasury Notes, 0.50%, 6/30/27	500,000	496,367
U.S. Treasury Notes, 0.50%, 8/31/27	600,000	594,750
TOTAL U.S. TREASURY SECURITIES (Cost $122,173,126)		129,498,081
CORPORATE BONDS — 11.3%
Aerospace and Defense — 0.1%
Boeing Co. (The), 5.15%, 5/1/30	150,000	166,271
Boeing Co. (The), 5.81%, 5/1/50	430,000	506,857
Lockheed Martin Corp., 3.80%, 3/1/45	80,000	95,918
Raytheon Technologies Corp., 4.125%, 11/16/28	500,000	586,122
		1,355,168
Airlines — 0.1%
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.50%, 10/20/25(3)	590,000	599,280
Southwest Airlines Co., 5.125%, 6/15/27	508,000	565,567
		1,164,847
Auto Components†
BorgWarner, Inc., 2.65%, 7/1/27	210,000	220,495
Automobiles — 0.3%
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	440,000	449,878
Ford Motor Credit Co. LLC, 2.98%, 8/3/22	400,000	397,916
Ford Motor Credit Co. LLC, 3.35%, 11/1/22	310,000	309,259
General Motors Co., 5.15%, 4/1/38	260,000	288,830
General Motors Financial Co., Inc., 2.75%, 6/20/25	430,000	444,286
General Motors Financial Co., Inc., 2.70%, 8/20/27	650,000	656,388
		2,546,557
Banks — 1.5%
Banco Santander SA, 3.50%, 4/11/22	600,000	623,947
Bank of America Corp., MTN, VRN, 1.32%, 6/19/26	895,000	900,431
Bank of America Corp., MTN, VRN, 2.50%, 2/13/31	930,000	964,914
Bank of America Corp., MTN, VRN, 2.68%, 6/19/41	600,000	607,694
Bank of America Corp., MTN, VRN, 2.83%, 10/24/51	155,000	153,705
Bank of America Corp., VRN, 3.00%, 12/20/23	911,000	955,962
Barclays plc, VRN, 2.65%, 6/24/31	300,000	301,213
BNP Paribas SA, VRN, 2.59%, 8/12/35(3)	490,000	472,673
BPCE SA, 5.15%, 7/21/24(3)	200,000	224,571
BPCE SA, VRN, 1.65%, 10/6/26(3)	300,000	302,257
Citigroup, Inc., 4.05%, 7/30/22	70,000	74,212
Citigroup, Inc., 4.65%, 7/23/48	140,000	181,533
Citigroup, Inc., VRN, 3.11%, 4/8/26	277,000	299,444
Citigroup, Inc., VRN, 3.52%, 10/27/28	390,000	433,046
Citigroup, Inc., VRN, 2.57%, 6/3/31	390,000	406,343
Cooperatieve Rabobank UA, 3.95%, 11/9/22	450,000	479,940
DNB Bank ASA, VRN, 1.13%, 9/16/26(3)	380,000	379,762
Fifth Third BanCorp., 4.30%, 1/16/24	110,000	121,058

	Shares/ Principal Amount	Value
FNB Corp., 2.20%, 2/24/23	$460,000	$465,119
HSBC Holdings plc, VRN, 2.01%, 9/22/28	240,000	238,732
JPMorgan Chase & Co., VRN, 4.02%, 12/5/24	220,000	242,237
JPMorgan Chase & Co., VRN, 2.18%, 6/1/28	670,000	698,852
JPMorgan Chase & Co., VRN, 2.52%, 4/22/31	905,000	954,909
JPMorgan Chase & Co., VRN, 3.11%, 4/22/51	170,000	179,390
Lloyds Banking Group plc, VRN, 2.44%, 2/5/26	540,000	563,372
Natwest Group plc, VRN, 2.36%, 5/22/24	110,000	113,706
Santander UK Group Holdings plc, VRN, 1.53%, 8/21/26	405,000	402,854
Societe Generale SA, VRN, 3.65%, 7/8/35(3)	90,000	90,613
Wells Fargo & Co., 4.125%, 8/15/23	200,000	218,452
Wells Fargo & Co., 3.00%, 10/23/26	695,000	759,135
Wells Fargo & Co., MTN, VRN, 2.39%, 6/2/28	525,000	545,186
Wells Fargo & Co., VRN, 2.19%, 4/30/26	180,000	187,332
Wells Fargo & Co., VRN, 3.07%, 4/30/41	310,000	321,870
		13,864,464
Beverages — 0.2%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46	500,000	613,743
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 1/23/29	630,000	762,959
PepsiCo, Inc., 1.625%, 5/1/30	110,000	112,130
		1,488,832
Biotechnology — 0.4%
AbbVie, Inc., 3.25%, 10/1/22(3)	400,000	418,091
AbbVie, Inc., 3.85%, 6/15/24(3)	440,000	482,523
AbbVie, Inc., 3.60%, 5/14/25	120,000	133,075
AbbVie, Inc., 3.20%, 11/21/29(3)	440,000	486,031
AbbVie, Inc., 4.55%, 3/15/35(3)	110,000	132,274
AbbVie, Inc., 4.40%, 11/6/42	240,000	283,434
Gilead Sciences, Inc., 3.65%, 3/1/26	840,000	947,992
Gilead Sciences, Inc., 1.65%, 10/1/30	420,000	414,781
		3,298,201
Building Products†
Lennox International, Inc., 1.70%, 8/1/27	140,000	139,945
Capital Markets — 0.8%
Ares Capital Corp., 3.25%, 7/15/25	653,000	655,783
Ares Finance Co. II LLC, 3.25%, 6/15/30(3)	305,000	316,739
Credit Suisse Group AG, VRN, 2.59%, 9/11/25(3)	280,000	293,726
Credit Suisse Group AG, VRN, 2.19%, 6/5/26(3)	780,000	805,909
Goldman Sachs Group, Inc. (The), 3.50%, 4/1/25	468,000	515,738
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26	1,058,000	1,172,087
Goldman Sachs Group, Inc. (The), 2.60%, 2/7/30	445,000	469,844
Golub Capital BDC, Inc., 3.375%, 4/15/24	595,000	593,874
Intercontinental Exchange, Inc., 1.85%, 9/15/32	280,000	277,438
Morgan Stanley, 4.875%, 11/1/22	327,000	353,904
Morgan Stanley, VRN, 2.19%, 4/28/26	1,205,000	1,263,406
Oaktree Specialty Lending Corp., 3.50%, 2/25/25	210,000	210,435
Owl Rock Technology Finance Corp., 4.75%, 12/15/25(3)	540,000	536,132
UBS Group AG, 4.125%, 9/24/25(3)	200,000	227,659
		7,692,674
Chemicals — 0.2%
CF Industries, Inc., 4.50%, 12/1/26(3)	300,000	352,014

	Shares/ Principal Amount	Value
CF Industries, Inc., 5.15%, 3/15/34	$230,000	$269,920
Dow Chemical Co. (The), 3.60%, 11/15/50	550,000	558,395
LYB International Finance III LLC, 3.375%, 10/1/40	168,000	166,254
Nutrition & Biosciences, Inc., 1.83%, 10/15/27(3)	177,000	177,370
		1,523,953
Commercial Services and Supplies — 0.1%
RELX Capital, Inc., 3.00%, 5/22/30	235,000	254,059
Republic Services, Inc., 2.30%, 3/1/30	508,000	535,615
Waste Connections, Inc., 2.60%, 2/1/30	580,000	617,192
		1,406,866
Communications Equipment†
Juniper Networks, Inc., 4.50%, 3/15/24	80,000	89,091
Motorola Solutions, Inc., 2.30%, 11/15/30	290,000	288,416
		377,507
Construction and Engineering†
Quanta Services, Inc., 2.90%, 10/1/30	330,000	344,283
Construction Materials — 0.1%
Martin Marietta Materials, Inc., 2.50%, 3/15/30	542,000	560,602
Vulcan Materials Co., 3.50%, 6/1/30	310,000	347,716
		908,318
Consumer Finance — 0.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.15%, 2/15/24	355,000	352,947
Capital One Bank USA N.A., 3.375%, 2/15/23	250,000	264,864
Park Aerospace Holdings Ltd., 5.50%, 2/15/24(3)	370,000	382,517
Synchrony Financial, 2.85%, 7/25/22	533,000	550,074
		1,550,402
Containers and Packaging†
Ball Corp., 2.875%, 8/15/30	150,000	148,500
Diversified Consumer Services†
Pepperdine University, 3.30%, 12/1/59	355,000	373,165
Diversified Financial Services — 0.1%
Block Financial LLC, 3.875%, 8/15/30	140,000	144,384
Equitable Holdings, Inc., 5.00%, 4/20/48	204,000	243,928
GE Capital Funding LLC, 4.40%, 5/15/30(3)	610,000	665,275
NatWest Markets plc, 2.375%, 5/21/23(3)	200,000	207,155
		1,260,742
Diversified Telecommunication Services — 0.5%
AT&T, Inc., 2.30%, 6/1/27	140,000	145,478
AT&T, Inc., 4.10%, 2/15/28	150,000	172,087
AT&T, Inc., 2.75%, 6/1/31	835,000	866,498
AT&T, Inc., 3.50%, 6/1/41	100,000	101,203
AT&T, Inc., 3.30%, 2/1/52	818,000	755,142
AT&T, Inc., 3.55%, 9/15/55(3)	173,000	164,358
Deutsche Telekom International Finance BV, 1.95%, 9/19/21(3)	354,000	358,070
Deutsche Telekom International Finance BV, 3.60%, 1/19/27(3)	140,000	156,567
Telefonica Emisiones SA, 5.46%, 2/16/21	100,000	101,420
Verizon Communications, Inc., 4.40%, 11/1/34	898,000	1,108,625
Verizon Communications, Inc., 2.99%, 10/30/56(3)	360,000	364,577
		4,294,025
Electric Utilities — 0.8%
AEP Texas, Inc., 2.10%, 7/1/30	340,000	350,492

	Shares/ Principal Amount	Value
AEP Transmission Co. LLC, 3.75%, 12/1/47	$100,000	$117,438
American Electric Power Co., Inc., 3.20%, 11/13/27	110,000	120,106
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	160,000	176,679
Berkshire Hathaway Energy Co., 3.80%, 7/15/48	150,000	172,289
Commonwealth Edison Co., 3.20%, 11/15/49	215,000	233,317
DTE Electric Co., 2.25%, 3/1/30	330,000	347,521
Duke Energy Florida LLC, 1.75%, 6/15/30	370,000	374,659
Duke Energy Florida LLC, 3.85%, 11/15/42	220,000	254,034
Duke Energy Progress LLC, 4.15%, 12/1/44	130,000	158,904
Duke Energy Progress LLC, 3.70%, 10/15/46	270,000	312,362
EDP Finance BV, 1.71%, 1/24/28(3)	500,000	494,858
Entergy Arkansas LLC, 2.65%, 6/15/51	180,000	178,017
Entergy Texas, Inc., 1.75%, 3/15/31	670,000	659,864
Exelon Corp., 4.45%, 4/15/46	150,000	181,780
FirstEnergy Corp., 4.85%, 7/15/47	90,000	97,805
Florida Power & Light Co., 4.125%, 2/1/42	140,000	172,486
Florida Power & Light Co., 3.15%, 10/1/49	170,000	189,476
MidAmerican Energy Co., 4.40%, 10/15/44	250,000	314,758
Nevada Power Co., 2.40%, 5/1/30	231,000	245,852
NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	290,000	325,873
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(3)	120,000	131,400
Northern States Power Co., 2.60%, 6/1/51	160,000	160,880
Oncor Electric Delivery Co. LLC, 3.10%, 9/15/49	170,000	185,918
PacifiCorp, 2.70%, 9/15/30	99,000	107,941
PacifiCorp, 3.30%, 3/15/51	310,000	338,702
Potomac Electric Power Co., 3.60%, 3/15/24	120,000	130,470
Southern Co. Gas Capital Corp., 1.75%, 1/15/31	360,000	356,467
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	90,000	100,013
Xcel Energy, Inc., 3.40%, 6/1/30	330,000	374,820
		7,365,181
Energy Equipment and Services†
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc., 3.14%, 11/7/29	209,000	217,802
Entertainment — 0.1%
Netflix, Inc., 3.625%, 6/15/25(3)	464,000	482,850
Netflix, Inc., 4.875%, 4/15/28	325,000	366,057
Netflix, Inc., 5.875%, 11/15/28	86,000	102,906
		951,813
Equity Real Estate Investment Trusts (REITs) — 0.8%
Alexandria Real Estate Equities, Inc., 4.70%, 7/1/30	100,000	122,803
Alexandria Real Estate Equities, Inc., 1.875%, 2/1/33	435,000	423,616
American Tower Corp., 3.375%, 10/15/26	110,000	121,714
Brixmor Operating Partnership LP, 4.05%, 7/1/30	220,000	237,867
CubeSmart LP, 2.00%, 2/15/31	385,000	375,325
Equinix, Inc., 5.375%, 5/15/27	335,000	365,363
Essex Portfolio LP, 3.25%, 5/1/23	50,000	52,621
Healthcare Realty Trust, Inc., 2.40%, 3/15/30	300,000	302,840
Healthcare Realty Trust, Inc., 2.05%, 3/15/31	160,000	157,074
Highwoods Realty LP, 2.60%, 2/1/31	290,000	286,958
Kilroy Realty LP, 3.80%, 1/15/23	130,000	135,287
Kilroy Realty LP, 2.50%, 11/15/32	400,000	388,553
Kimco Realty Corp., 2.80%, 10/1/26	240,000	256,930

	Shares/ Principal Amount	Value
Kimco Realty Corp., 1.90%, 3/1/28	$420,000	$414,372
Lexington Realty Trust, 2.70%, 9/15/30	549,000	554,731
National Retail Properties, Inc., 2.50%, 4/15/30	544,000	539,778
Omega Healthcare Investors, Inc., 3.375%, 2/1/31	445,000	429,135
Realty Income Corp., 3.25%, 1/15/31	140,000	153,202
Regency Centers LP, 3.70%, 6/15/30	300,000	327,851
Scentre Group Trust 2, VRN, 4.75%, 9/24/80(3)	320,000	314,799
Spirit Realty LP, 3.20%, 2/15/31	280,000	279,214
Ventas Realty LP, 4.40%, 1/15/29	330,000	372,110
VEREIT Operating Partnership LP, 3.40%, 1/15/28	471,000	494,266
Welltower, Inc., 2.75%, 1/15/31	330,000	337,540
		7,443,949
Food and Staples Retailing — 0.2%
Costco Wholesale Corp., 1.60%, 4/20/30	430,000	434,510
Kroger Co. (The), 3.875%, 10/15/46	350,000	394,152
Sysco Corp., 5.95%, 4/1/30	700,000	895,124
Walmart, Inc., 4.05%, 6/29/48	210,000	271,662
		1,995,448
Food Products — 0.1%
Conagra Brands, Inc., 1.375%, 11/1/27	252,000	249,305
Mars, Inc., 1.625%, 7/16/32(3)	470,000	460,027
Mondelez International, Inc., 2.75%, 4/13/30	412,000	444,255
		1,153,587
Gas Utilities†
CenterPoint Energy Resources Corp., 1.75%, 10/1/30	323,000	324,628
Health Care Equipment and Supplies — 0.2%
Becton Dickinson and Co., 3.73%, 12/15/24	290,000	319,976
Danaher Corp., 2.60%, 10/1/50	190,000	188,711
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30	380,000	412,230
Smith & Nephew plc, 2.03%, 10/14/30	280,000	278,099
Stryker Corp., 1.95%, 6/15/30	360,000	365,329
Zimmer Biomet Holdings, Inc., 3.55%, 3/20/30	310,000	343,099
		1,907,444
Health Care Providers and Services — 0.4%
Anthem, Inc., 2.375%, 1/15/25	100,000	106,124
Cigna Corp., 2.40%, 3/15/30	330,000	342,163
CVS Health Corp., 4.30%, 3/25/28	620,000	718,958
CVS Health Corp., 1.75%, 8/21/30	310,000	300,886
CVS Health Corp., 4.78%, 3/25/38	160,000	192,886
Duke University Health System, Inc., 3.92%, 6/1/47	160,000	189,987
Partners Healthcare System, Inc., 3.19%, 7/1/49	215,000	225,937
UnitedHealth Group, Inc., 3.75%, 7/15/25	210,000	238,580
UnitedHealth Group, Inc., 2.00%, 5/15/30	200,000	208,462
UnitedHealth Group, Inc., 4.75%, 7/15/45	140,000	189,413
Universal Health Services, Inc., 2.65%, 10/15/30(3)	730,000	729,055
		3,442,451
Hotels, Restaurants and Leisure — 0.1%
Las Vegas Sands Corp., 3.90%, 8/8/29	230,000	229,669
Marriott International, Inc., 3.50%, 10/15/32	482,000	476,151
		705,820

	Shares/ Principal Amount	Value
Household Durables — 0.1%
D.R. Horton, Inc., 5.75%, 8/15/23	$110,000	$123,598
D.R. Horton, Inc., 2.50%, 10/15/24	310,000	327,809
Lennar Corp., 4.75%, 4/1/21	352,000	355,881
		807,288
Industrial Conglomerates — 0.1%
Carlisle Cos., Inc., 2.75%, 3/1/30	315,000	333,977
General Electric Co., 3.625%, 5/1/30	370,000	390,729
General Electric Co., 4.35%, 5/1/50	180,000	190,580
		915,286
Insurance — 0.6%
American International Group, Inc., 4.50%, 7/16/44	533,000	639,021
Athene Global Funding, 2.55%, 6/29/25(3)	270,000	279,575
Athene Global Funding, 2.45%, 8/20/27(3)	197,000	199,872
Athene Holding Ltd., 3.50%, 1/15/31	440,000	443,058
Belrose Funding Trust, 2.33%, 8/15/30(3)	140,000	139,612
Berkshire Hathaway Finance Corp., 2.85%, 10/15/50	200,000	203,284
Five Corners Funding Trust II, 2.85%, 5/15/30(3)	601,000	646,906
Great-West Lifeco US Finance 2020 LP, 0.90%, 8/12/25(3)	474,000	472,214
Kemper Corp., 2.40%, 9/30/30	240,000	236,388
Liberty Mutual Group, Inc., 4.50%, 6/15/49(3)	120,000	142,168
Lincoln National Corp., 4.35%, 3/1/48	327,000	373,911
Lincoln National Corp., 4.375%, 6/15/50	147,000	171,039
Markel Corp., 4.90%, 7/1/22	190,000	203,265
Protective Life Global Funding, 1.74%, 9/21/30(3)	400,000	394,491
Teachers Insurance & Annuity Association of America, 3.30%, 5/15/50(3)	265,000	270,216
Unum Group, 4.50%, 3/15/25	280,000	311,658
WR Berkley Corp., 4.625%, 3/15/22	130,000	137,094
		5,263,772
Internet and Direct Marketing Retail†
Expedia Group, Inc., 3.60%, 12/15/23(3)	396,000	407,460
IT Services — 0.2%
Fiserv, Inc., 3.50%, 7/1/29	172,000	193,091
Global Payments, Inc., 3.20%, 8/15/29	340,000	367,952
International Business Machines Corp., 1.70%, 5/15/27	300,000	306,716
International Business Machines Corp., 1.95%, 5/15/30	200,000	203,113
PayPal Holdings, Inc., 2.30%, 6/1/30	399,000	418,997
		1,489,869
Machinery†
Cummins, Inc., 2.60%, 9/1/50	410,000	390,685
Media — 0.3%
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.20%, 3/15/28	200,000	226,838
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.80%, 3/1/50	645,000	734,112
Comcast Corp., 3.30%, 2/1/27	91,000	101,772
Comcast Corp., 1.95%, 1/15/31	230,000	233,488
Comcast Corp., 3.20%, 7/15/36	248,000	276,051
Comcast Corp., 3.75%, 4/1/40	100,000	116,993
Discovery Communications LLC, 3.625%, 5/15/30	100,000	110,683
Time Warner Entertainment Co. LP, 8.375%, 3/15/23	311,000	364,270

	Shares/ Principal Amount	Value
ViacomCBS, Inc., 4.75%, 5/15/25	$425,000	$488,029
ViacomCBS, Inc., 4.375%, 3/15/43	345,000	372,401
		3,024,637
Metals and Mining — 0.1%
Newcrest Finance Pty Ltd., 4.20%, 5/13/50(3)	170,000	197,485
Steel Dynamics, Inc., 3.45%, 4/15/30	155,000	170,338
Steel Dynamics, Inc., 3.25%, 10/15/50	70,000	67,878
Teck Resources Ltd., 3.90%, 7/15/30(3)	140,000	146,864
Teck Resources Ltd., 6.25%, 7/15/41	160,000	182,625
		765,190
Multi-Utilities — 0.3%
Ameren Corp., 3.50%, 1/15/31	430,000	489,795
CenterPoint Energy, Inc., 4.25%, 11/1/28	369,000	435,578
Dominion Energy, Inc., 4.90%, 8/1/41	200,000	254,050
NiSource, Inc., 1.70%, 2/15/31	220,000	215,916
NiSource, Inc., 5.65%, 2/1/45	140,000	195,438
Sempra Energy, 2.875%, 10/1/22	200,000	207,284
Sempra Energy, 3.25%, 6/15/27	180,000	194,512
Sempra Energy, 4.00%, 2/1/48	100,000	112,607
WEC Energy Group, Inc., 1.375%, 10/15/27	490,000	489,192
		2,594,372
Oil, Gas and Consumable Fuels — 0.8%
Aker BP ASA, 3.75%, 1/15/30(3)	510,000	490,251
Aker BP ASA, 4.00%, 1/15/31(3)	160,000	156,807
BP Capital Markets America, Inc., 1.75%, 8/10/30	270,000	263,330
Chevron Corp., 2.00%, 5/11/27	240,000	251,953
Chevron USA, Inc., 1.02%, 8/12/27	140,000	138,387
Diamondback Energy, Inc., 3.50%, 12/1/29	400,000	398,449
Ecopetrol SA, 5.875%, 5/28/45	90,000	98,275
Energy Transfer Operating LP, 3.60%, 2/1/23	160,000	164,899
Energy Transfer Operating LP, 4.25%, 3/15/23	370,000	385,618
Energy Transfer Operating LP, 4.90%, 3/15/35	70,000	68,883
Enterprise Products Operating LLC, 4.85%, 3/15/44	460,000	523,341
EOG Resources, Inc., 4.10%, 2/1/21	130,000	131,180
Equinor ASA, 1.75%, 1/22/26	240,000	249,234
Equinor ASA, 3.25%, 11/18/49	230,000	235,759
Exxon Mobil Corp., 1.57%, 4/15/23	390,000	400,947
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	210,000	261,474
MPLX LP, 5.25%, 1/15/25	200,000	206,269
MPLX LP, 2.65%, 8/15/30	290,000	279,459
MPLX LP, 4.50%, 4/15/38	120,000	121,570
Ovintiv, Inc., 6.50%, 2/1/38	90,000	82,209
Petroleos Mexicanos, 4.875%, 1/24/22	240,000	243,124
Petroleos Mexicanos, 3.50%, 1/30/23	60,000	58,848
Petroleos Mexicanos, 6.625%, 6/15/35	50,000	41,256
Petroleos Mexicanos, 5.50%, 6/27/44	230,000	168,072
Plains All American Pipeline LP / PAA Finance Corp., 3.80%, 9/15/30	650,000	628,696
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	590,000	675,839
Sunoco Logistics Partners Operations LP, 4.00%, 10/1/27	200,000	204,493
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 5/15/30(3)	250,000	268,224

	Shares/ Principal Amount	Value
Valero Energy Corp., 1.20%, 3/15/24	$462,000	$452,941
		7,649,787
Paper and Forest Products†
Georgia-Pacific LLC, 2.10%, 4/30/27(3)	370,000	385,417
Pharmaceuticals — 0.3%
AstraZeneca plc, 1.375%, 8/6/30	200,000	194,449
Bristol-Myers Squibb Co., 3.25%, 8/15/22	190,000	199,822
Bristol-Myers Squibb Co., 3.625%, 5/15/24	300,000	329,156
Royalty Pharma plc, 1.75%, 9/2/27(3)	498,000	495,256
Royalty Pharma plc, 2.20%, 9/2/30(3)	400,000	394,037
Upjohn, Inc., 2.70%, 6/22/30(3)	687,000	709,835
Upjohn, Inc., 4.00%, 6/22/50(3)	129,000	135,753
		2,458,308
Road and Rail — 0.3%
Ashtead Capital, Inc., 4.125%, 8/15/25(3)	400,000	411,828
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	50,000	65,738
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	690,000	841,694
CSX Corp., 3.25%, 6/1/27	380,000	424,928
Norfolk Southern Corp., 3.05%, 5/15/50	200,000	206,797
Union Pacific Corp., 2.40%, 2/5/30	270,000	287,739
Union Pacific Corp., 3.60%, 9/15/37	200,000	225,767
Union Pacific Corp., MTN, 3.55%, 8/15/39	140,000	156,884
		2,621,375
Semiconductors and Semiconductor Equipment — 0.1%
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.125%, 1/15/25	126,000	134,729
Broadcom, Inc., 3.15%, 11/15/25	420,000	453,286
Microchip Technology, Inc., 2.67%, 9/1/23(3)	400,000	415,323
Texas Instruments, Inc., 1.75%, 5/4/30	210,000	214,546
		1,217,884
Software — 0.1%
Microsoft Corp., 2.53%, 6/1/50	415,000	422,415
Oracle Corp., 4.00%, 7/15/46	520,000	601,057
		1,023,472
Specialty Retail — 0.1%
Home Depot, Inc. (The), 2.50%, 4/15/27	280,000	303,362
Home Depot, Inc. (The), 3.90%, 6/15/47	50,000	60,457
Home Depot, Inc. (The), 3.35%, 4/15/50	479,000	543,027
Lowe's Cos., Inc., 1.30%, 4/15/28	391,000	387,411
		1,294,257
Technology Hardware, Storage and Peripherals — 0.3%
Apple, Inc., 2.55%, 8/20/60	460,000	442,456
Dell International LLC / EMC Corp., 5.45%, 6/15/23(3)	501,000	551,584
EMC Corp., 3.375%, 6/1/23	710,000	725,655
Hewlett Packard Enterprise Co., 1.45%, 4/1/24	395,000	402,425
Seagate HDD Cayman, 4.875%, 3/1/24	150,000	164,347
Seagate HDD Cayman, 4.75%, 1/1/25	325,000	357,717
		2,644,184
Trading Companies and Distributors — 0.1%
Air Lease Corp., MTN, 2.875%, 1/15/26	270,000	267,771
Aircastle Ltd., 5.25%, 8/11/25(3)	555,000	551,300
		819,071

	Shares/ Principal Amount	Value
Water Utilities — 0.1%
Essential Utilities, Inc., 2.70%, 4/15/30	$470,000	$497,766
Wireless Telecommunication Services — 0.1%
T-Mobile USA, Inc., 2.55%, 2/15/31(3)	385,000	392,304
T-Mobile USA, Inc., 3.30%, 2/15/51(3)	200,000	193,432
Vodafone Group plc, 4.375%, 2/19/43	190,000	224,960
		810,696
TOTAL CORPORATE BONDS (Cost $102,951,127)		106,547,843
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 10.1%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.3%
FHLMC, VRN, 3.39%, (1-year H15T1Y plus 2.25%), 9/1/35	109,056	115,497
FHLMC, VRN, 3.20%, (12-month LIBOR plus 1.87%), 7/1/36	27,357	28,937
FHLMC, VRN, 2.41%, (1-year H15T1Y plus 2.14%), 10/1/36	97,502	102,657
FHLMC, VRN, 3.46%, (1-year H15T1Y plus 2.26%), 4/1/37	104,164	110,086
FHLMC, VRN, 3.63%, (12-month LIBOR plus 1.80%), 2/1/38	39,463	41,703
FHLMC, VRN, 3.80%, (12-month LIBOR plus 1.82%), 6/1/38	29,749	31,455
FHLMC, VRN, 2.78%, (12-month LIBOR plus 1.76%), 9/1/40	20,935	21,840
FHLMC, VRN, 3.65%, (12-month LIBOR plus 1.88%), 5/1/41	15,632	16,481
FHLMC, VRN, 3.23%, (12-month LIBOR plus 1.86%), 7/1/41	110,746	116,703
FHLMC, VRN, 3.64%, (12-month LIBOR plus 1.64%), 2/1/43	15,795	16,208
FHLMC, VRN, 2.50%, (12-month LIBOR plus 1.62%), 6/1/43	422	425
FHLMC, VRN, 2.83%, (12-month LIBOR plus 1.65%), 6/1/43	8,278	8,344
FHLMC, VRN, 2.84%, (12-month LIBOR plus 1.63%), 1/1/44	172,417	179,066
FHLMC, VRN, 2.59%, (12-month LIBOR plus 1.60%), 6/1/45	124,863	130,056
FHLMC, VRN, 2.35%, (12-month LIBOR plus 1.63%), 8/1/46	299,182	311,099
FHLMC, VRN, 3.07%, (12-month LIBOR plus 1.64%), 9/1/47	431,344	449,833
FNMA, VRN, 2.47%, (6-month LIBOR plus 1.57%), 6/1/35	69,469	72,161
FNMA, VRN, 2.57%, (6-month LIBOR plus 1.57%), 6/1/35	79,761	82,847
FNMA, VRN, 2.99%, (1-year H15T1Y plus 2.16%), 3/1/38	82,420	86,883
FNMA, VRN, 3.69%, (12-month LIBOR plus 1.69%), 1/1/40	9,410	9,824
FNMA, VRN, 3.81%, (12-month LIBOR plus 1.85%), 3/1/40	13,487	14,162
FNMA, VRN, 2.63%, (12-month LIBOR plus 1.77%), 10/1/40	26,891	27,892
FNMA, VRN, 3.12%, (12-month LIBOR plus 1.57%), 3/1/43	54,962	56,910
FNMA, VRN, 3.18%, (12-month LIBOR plus 1.61%), 3/1/47	348,181	363,189
FNMA, VRN, 3.14%, (12-month LIBOR plus 1.61%), 4/1/47	209,281	218,446
FNMA, VRN, 3.24%, (12-month LIBOR plus 1.62%), 5/1/47	279,599	291,668
		2,904,372
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 9.8%
FHLMC, 6.50%, 1/1/28	6,779	7,574
FHLMC, 5.50%, 12/1/33	63,324	73,248
FHLMC, 5.00%, 7/1/35	551,165	635,810
FHLMC, 5.50%, 1/1/38	49,461	57,643
FHLMC, 6.00%, 8/1/38	32,572	37,858
FHLMC, 3.50%, 12/1/47	402,655	428,729
FNMA, 6.50%, 1/1/29	11,549	13,137
FNMA, 7.50%, 7/1/29	17,858	18,562
FNMA, 7.50%, 9/1/30	7,186	8,435
FNMA, 5.00%, 7/1/31	284,076	319,999
FNMA, 6.50%, 9/1/31	10,589	11,825
FNMA, 7.00%, 9/1/31	3,369	3,587

	Shares/ Principal Amount	Value
FNMA, 6.50%, 1/1/32	$12,464	$14,275
FNMA, 6.50%, 8/1/32	12,474	14,235
FNMA, 5.50%, 6/1/33	41,256	48,495
FNMA, 5.50%, 7/1/33	59,672	70,133
FNMA, 5.50%, 8/1/33	127,711	150,336
FNMA, 5.50%, 9/1/33	79,557	93,770
FNMA, 5.00%, 11/1/33	205,525	236,816
FNMA, 3.50%, 3/1/34	251,744	269,215
FNMA, 5.00%, 4/1/35	268,471	309,341
FNMA, 5.00%, 2/1/36	171,496	197,843
FNMA, 5.50%, 4/1/36	63,032	73,845
FNMA, 5.50%, 5/1/36	122,589	143,664
FNMA, 5.00%, 11/1/36	455,622	525,845
FNMA, 5.50%, 2/1/37	32,707	38,089
FNMA, 6.00%, 7/1/37	255,890	299,860
FNMA, 6.50%, 8/1/37	21,323	24,690
FNMA, 5.50%, 7/1/39	206,882	242,353
FNMA, 5.00%, 4/1/40	489,735	565,375
FNMA, 5.00%, 6/1/40	390,812	451,021
FNMA, 4.50%, 8/1/40	595,983	669,788
FNMA, 4.50%, 9/1/40	1,268,582	1,426,663
FNMA, 3.50%, 1/1/41	725,952	785,508
FNMA, 4.00%, 1/1/41	634,715	716,379
FNMA, 4.00%, 5/1/41	653,436	719,838
FNMA, 4.50%, 9/1/41	1,188,516	1,337,796
FNMA, 4.50%, 9/1/41	259,498	292,039
FNMA, 4.00%, 1/1/42	495,081	545,473
FNMA, 3.50%, 5/1/42	1,089,177	1,191,705
FNMA, 3.50%, 6/1/42	366,627	405,302
FNMA, 6.50%, 8/1/47	7,725	8,349
FNMA, 6.50%, 9/1/47	15,586	16,796
FNMA, 6.50%, 9/1/47	751	811
FNMA, 6.50%, 9/1/47	8,226	8,867
FNMA, 3.50%, 3/1/48	1,114,226	1,181,255
FNMA, 4.00%, 6/1/48	3,020,228	3,234,583
FNMA, 4.50%, 7/1/48	837,300	907,406
FNMA, 4.00%, 8/1/48	2,462,756	2,632,224
FNMA, 3.50%, 4/1/49	735,857	775,517
FNMA, 4.00%, 6/1/49	4,819,451	5,143,280
FNMA, 3.50%, 9/1/49	1,554,308	1,640,448
FNMA, 3.00%, 12/1/49	2,164,636	2,264,317
FNMA, 3.00%, 3/1/50	3,397,250	3,556,612
FNMA, 3.00%, 3/1/50	1,397,275	1,461,090
FNMA, 3.00%, 6/1/50	8,068,979	8,463,098
FNMA, 3.00%, 6/1/50	769,938	805,512
FNMA, 3.00%, 6/1/50	695,017	727,200
FNMA, 3.00%, 6/1/50	953,603	1,003,752
FNMA, 3.00%, 8/1/50	2,841,183	2,983,136
GNMA, 2.50%, TBA	3,500,000	3,665,703
GNMA, 3.00%, TBA	3,500,000	3,652,852
GNMA, 7.00%, 4/20/26	18,669	20,915

	Shares/ Principal Amount	Value
GNMA, 7.50%, 8/15/26	$12,217	$13,804
GNMA, 7.00%, 2/15/28	3,704	3,718
GNMA, 7.50%, 2/15/28	2,826	2,837
GNMA, 7.00%, 12/15/28	5,606	5,628
GNMA, 7.00%, 5/15/31	26,157	31,093
GNMA, 5.50%, 11/15/32	79,136	91,754
GNMA, 4.50%, 5/20/41	229,802	255,891
GNMA, 4.50%, 6/15/41	277,894	314,288
GNMA, 3.50%, 6/20/42	503,581	547,034
GNMA, 4.50%, 11/20/43	311,746	347,393
GNMA, 3.50%, 3/15/46	2,100,916	2,238,477
GNMA, 2.50%, 7/20/46	576,470	609,441
GNMA, 3.00%, 4/20/50	5,326,963	5,575,188
UMBS, 2.00%, TBA	12,050,000	12,424,209
UMBS, 2.50%, TBA	3,820,000	3,980,410
UMBS, 3.00%, TBA	1,000,000	1,045,234
UMBS, 3.50%, TBA	7,400,000	7,815,238
		92,931,459
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $94,290,220)		95,835,831
COLLATERALIZED MORTGAGE OBLIGATIONS — 2.8%
Private Sponsor Collateralized Mortgage Obligations — 1.5%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	9,284	9,701
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 3.21%, 3/25/35	137,741	140,129
Agate Bay Mortgage Loan Trust, Series 2016-3, Class A3, VRN, 3.50%, 8/25/46(3)	179,780	184,910
Arroyo Mortgage Trust, Series 2018-1, Class A2, VRN, 4.02%, 4/25/48(3)	1,495,966	1,516,477
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 3.60%, 6/25/34	93,823	91,960
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.37%, 8/25/34	263,977	263,109
Connecticut Avenue Securities Trust, Series 2020-R02, Class 2M2, VRN, 2.15%, (1-month LIBOR plus 2.00%), 1/25/40(3)	600,000	585,374
Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 2M2, VRN, 3.80%, (1-month LIBOR plus 3.65%), 2/25/40(3)	600,000	574,350
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	2,186	1,949
Credit Suisse Mortgage Trust, Series 2017-HL2, Class A3 SEQ, VRN, 3.50%, 10/25/47(3)	151,919	152,799
Credit Suisse Mortgage Trust, Series 2019-AFC1, Class A1, VRN, 2.57%, 7/25/49(3)	445,786	454,908
Credit Suisse Mortgage Trust, Series 2020-AFC1, Class A1, VRN, 2.24%, 2/25/50(3)	394,752	400,193
Credit Suisse Mortgage Trust, Series 2020-NQM1, Class A1, 1.21%, 5/25/65(3)	2,000,000	2,003,059
Credit Suisse Mortgage Trust, Series 2020-NQM1, Class A2, 1.41%, 5/25/65(3)	1,163,175	1,164,959
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 2.41%, 10/25/34	157,252	157,931
Galton Funding Mortgage Trust, Series 2020-H1, Class A1 SEQ, VRN, 2.31%, 1/25/60(3)	626,882	638,269

	Shares/ Principal Amount	Value
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 2.82%, 6/25/34	$39,631	$38,822
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 3.88%, 5/25/34	64,577	62,410
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 3.29%, 1/25/35	98,591	98,552
Home RE Ltd., Series 2020-1, Class M1B, VRN, 3.39%, (1-month LIBOR plus 3.25%), 10/25/30(3)	950,000	951,187
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 3/25/43(3)	36,043	36,424
JPMorgan Mortgage Trust, Series 2017-1, Class A2, VRN, 3.50%, 1/25/47(3)	424,329	436,182
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.19%, 11/21/34	121,892	123,990
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.91%, 11/25/35	71,269	69,536
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 3.79%, 2/25/35	108,511	111,974
New Residential Mortgage Loan Trust, Series 2017-1A, Class A1, VRN, 4.00%, 2/25/57(3)	844,651	917,658
New Residential Mortgage Loan Trust, Series 2019-NQM2, Class A1 SEQ, VRN, 3.60%, 4/25/49(3)	586,355	593,819
Oaktown Re V Ltd., Series 2020-2A, Class M1A, VRN, 2.54%, (1-month LIBOR plus 2.40%), 10/25/30(3)	520,000	520,975
Sequoia Mortgage Trust, Series 2017-CH1, Class A1, VRN, 4.00%, 8/25/47(3)	345,167	357,842
Sequoia Mortgage Trust, Series 2018-CH2, Class A12 SEQ, VRN, 4.00%, 6/25/48(3)	403,571	405,899
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 11/25/46(3)	169,571	173,303
Starwood Mortgage Residential Trust, Series 2020-2, Class A1 SEQ, VRN, 2.72%, 4/25/60(3)	855,964	860,376
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.95%, 7/25/34	58,365	58,689
		14,157,715
U.S. Government Agency Collateralized Mortgage Obligations — 1.3%
FHLMC, Series 2013-DN2, Class M2, VRN, 4.40%, (1-month LIBOR plus 4.25%), 11/25/23	590,191	543,650
FHLMC, Series 2014-DN2, Class M3, VRN, 3.75%, (1-month LIBOR plus 3.60%), 4/25/24	649,843	616,646
FHLMC, Series 2014-HQ3, Class M3, VRN, 4.90%, (1-month LIBOR plus 4.75%), 10/25/24	232,240	235,630
FHLMC, Series 2015-DNA3, Class M3F, VRN, 3.85%, (1-month LIBOR plus 3.70%), 4/25/28	314,718	324,566
FHLMC, Series 2015-HQ2, Class M3, VRN, 3.40%, (1-month LIBOR plus 3.25%), 5/25/25	180,000	183,074
FHLMC, Series 2016-DNA1, Class M3, VRN, 5.70%, (1-month LIBOR plus 5.55%), 7/25/28	920,948	972,269
FHLMC, Series 2016-DNA2, Class M3, VRN, 4.80%, (1-month LIBOR plus 4.65%), 10/25/28	470,198	490,446
FHLMC, Series 2016-DNA3, Class M3, VRN, 5.15%, (1-month LIBOR plus 5.00%), 12/25/28	803,262	845,574
FHLMC, Series 2016-HQA4, Class M3, VRN, 4.05%, (1-month LIBOR plus 3.90%), 4/25/29	537,043	557,531
FHLMC, Series 2017-DNA1, Class M2, VRN, 3.40%, (1-month LIBOR plus 3.25%), 7/25/29	822,509	849,622
FHLMC, Series 2017-DNA2, Class M2, VRN, 3.60%, (1-month LIBOR plus 3.45%), 10/25/29	220,000	227,136

	Shares/ Principal Amount	Value
FHLMC, Series 2018-HQA2, Class M2, VRN, 2.45%, (1-month LIBOR plus 2.30%), 10/25/48(3)	$150,000	$146,462
FHLMC, Series 2019-DNA2, Class M2, VRN, 2.60%, (1-month LIBOR plus 2.45%), 3/25/49(3)	306,546	302,981
FHLMC, Series 2019-DNA3, Class M2, VRN, 2.20%, (1-month LIBOR plus 2.05%), 7/25/49(3)	422,912	416,203
FNMA, Series 2014-C02, Class 1M2, VRN, 2.75%, (1-month LIBOR plus 2.60%), 5/25/24	273,631	242,085
FNMA, Series 2014-C02, Class 2M2, VRN, 2.75%, (1-month LIBOR plus 2.60%), 5/25/24	396,779	389,707
FNMA, Series 2014-C03, Class 2M2, VRN, 3.05%, (1-month LIBOR plus 2.90%), 7/25/24	491,568	491,165
FNMA, Series 2014-C04, Class 1M2, VRN, 5.05%, (1-month LIBOR plus 4.90%), 11/25/24	355,839	370,288
FNMA, Series 2014-C04, Class 2M2, VRN, 5.15%, (1-month LIBOR plus 5.00%), 11/25/24	139,867	143,546
FNMA, Series 2015-C03, Class 1M2, VRN, 5.15%, (1-month LIBOR plus 5.00%), 7/25/25	945,638	966,384
FNMA, Series 2015-C03, Class 2M2, VRN, 5.15%, (1-month LIBOR plus 5.00%), 7/25/25	288,574	296,143
FNMA, Series 2015-C04, Class 1M2, VRN, 5.85%, (1-month LIBOR plus 5.70%), 4/25/28	492,219	523,444
FNMA, Series 2015-C04, Class 2M2, VRN, 5.70%, (1-month LIBOR plus 5.55%), 4/25/28	403,294	424,916
FNMA, Series 2016-C01, Class 2M2, VRN, 7.10%, (1-month LIBOR plus 6.95%), 8/25/28	631,313	682,375
FNMA, Series 2016-C04, Class 1M2, VRN, 4.40%, (1-month LIBOR plus 4.25%), 1/25/29	529,581	549,441
FNMA, Series 2016-C06, Class 1M2, VRN, 4.40%, (1-month LIBOR plus 4.25%), 4/25/29	262,251	272,248
		12,063,532
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $25,888,073)		26,221,247
COLLATERALIZED LOAN OBLIGATIONS — 1.8%
Anchorage Credit Opportunities CLO 1 Ltd., Series 2019-1A, Class A1, VRN, 2.17%, (3-month LIBOR plus 1.95%), 1/20/32(3)	700,000	692,882
Ares XLI CLO Ltd., Series 2016-41A, Class AR, VRN, 1.44%, (3-month LIBOR plus 1.20%), 1/15/29(3)	375,000	374,480
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 1.24%, (3-month LIBOR plus 1.02%), 4/20/31(3)	750,000	739,374
CBAM Ltd., Series 2019-9A, Class A, VRN, 1.52%, (3-month LIBOR plus 1.28%), 2/12/30(3)	650,000	647,804
CIFC Funding Ltd., Series 2013-3RA, Class A1, VRN, 1.19%, (3-month LIBOR plus 0.98%), 4/24/31(3)	450,000	444,555
Dryden 64 CLO Ltd., Series 2018-64A, Class A, VRN, 1.19%, (3-month LIBOR plus 0.97%), 4/18/31(3)	550,000	542,368
Elmwood CLO IV Ltd., Series 2020-1A, Class A, VRN, 1.48%, (3-month LIBOR plus 1.24%), 4/15/33(3)	1,150,000	1,141,249
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 1.34%, (3-month LIBOR plus 1.12%), 7/20/31(3)	1,000,000	993,925
Kayne CLO 6 Ltd., Series 2019-6A, Class A1, VRN, 1.60%, (3-month LIBOR plus 1.38%), 1/20/33(3)	650,000	651,131
KKR CLO Ltd., Series 2022A, Class A, VRN, 1.37%, (3-month LIBOR plus 1.15%), 7/20/31(3)	550,000	542,753
KKR CLO Ltd., Series 2030A, Class A1, VRN, 1.74%, (3-month LIBOR plus 1.50%), 10/17/31(3)	875,000	873,440

	Shares/ Principal Amount	Value
Madison Park Funding XXII Ltd., Series 2016-22A, Class A1R, VRN, 1.50%, (3-month LIBOR plus 1.26%), 1/15/33(3)	$1,000,000	$988,245
Magnetite VIII Ltd., Series 2014-8A, Class AR2, VRN, 1.22%, (3-month LIBOR plus 0.98%), 4/15/31(3)	750,000	743,753
Octagon Investment Partners 45 Ltd., Series 2019-1A, Class A, VRN, 1.57%, (3-month LIBOR plus 1.33%), 10/15/32(3)	750,000	748,263
Parallel Ltd., Series 2020-1A, Class A1, VRN, 1.98%, (3-month LIBOR plus 1.83%), 7/20/31(3)	1,100,000	1,104,269
Rockford Tower CLO Ltd., Series 2017-3A, Class A, VRN, 1.41%, (3-month LIBOR plus 1.19%), 10/20/30(3)	650,000	648,132
Rockford Tower CLO Ltd., Series 2019-2A, Class A, VRN, 1.58%, (3-month LIBOR plus 1.33%), 8/20/32(3)	750,000	746,329
Silver Creek CLO Ltd., Series 2014-1A, Class AR, VRN, 1.46%, (3-month LIBOR plus 1.24%), 7/20/30(3)	1,050,000	1,046,704
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class A, VRN, 1.37%, (3-month LIBOR plus 1.15%), 4/18/31(3)	885,000	875,717
Symphony CLO XXII Ltd., Series 2020-22A, Class A1A, VRN, 1.51%, (3-month LIBOR plus 1.29%), 4/18/33(3)	500,000	498,576
Treman Park CLO Ltd., Series 2015-1A, Class ARR, VRN, 1.29%, (3-month LIBOR plus 1.07%), 10/20/28(3)	750,000	747,580
Voya CLO Ltd., Series 2013-2A, Class A1R, VRN, 1.18%, (3-month LIBOR plus 0.97%), 4/25/31(3)	900,000	891,040
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $16,717,749)		16,682,569
ASSET-BACKED SECURITIES — 1.4%
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(3)	442,822	450,072
FirstKey Homes Trust, Series 2020-SFR2, Class D, 1.97%, 10/19/37(3)	1,200,000	1,199,757
Goodgreen, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(3)	544,264	581,021
Goodgreen, Series 2020-1A, Class A SEQ, 2.63%, 4/15/55(3)	990,076	992,852
Hilton Grand Vacations Trust, Series 2018-AA, Class B, 3.70%, 2/25/32(3)	1,053,103	1,091,880
MVW Owner Trust, Series 2014-1A, Class A SEQ, 2.25%, 9/22/31(3)	90,977	91,192
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(3)	95,738	96,164
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(3)	150,066	150,544
MVW Owner Trust, Series 2017-1A, Class A SEQ, 2.42%, 12/20/34(3)	347,600	354,570
MVW Owner Trust, Series 2018-1A, Class A SEQ, 3.45%, 1/21/36(3)	461,350	478,650
Progress Residential Trust, Series 2018-SFR3, Class A SEQ, 3.88%, 10/17/35(3)	998,955	1,026,719
Progress Residential Trust, Series 2018-SFR3, Class B, 4.08%, 10/17/35(3)	2,550,000	2,622,367
Progress Residential Trust, Series 2019-SFR3, Class A SEQ, 2.27%, 9/17/36(3)	1,145,440	1,169,003
Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class A SEQ, 3.50%, 6/20/35(3)	342,228	355,853
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class A SEQ, 2.59%, 5/20/36(3)	534,752	549,687
Towd Point Mortgage Trust, Series 2017-6, Class A1, VRN, 2.75%, 10/25/57(3)	346,875	358,221

	Shares/ Principal Amount	Value
Towd Point Mortgage Trust, Series 2018-1, Class A1 SEQ, VRN, 3.00%, 1/25/58(3)	$291,929	$304,966
Towd Point Mortgage Trust, Series 2018-4, Class A1, VRN, 3.00%, 6/25/58(3)	265,238	283,440
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	104,849	86,406
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(3)	225,608	227,044
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(3)	457,517	473,499
TOTAL ASSET-BACKED SECURITIES (Cost $12,627,591)		12,943,907
MUNICIPAL SECURITIES — 0.7%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	295,000	451,332
California State University Rev., 2.98%, 11/1/51	500,000	514,440
Energy Northwest Rev., (Bonneville Power Administration), 5.00%, 7/1/39	285,000	370,928
Foothill-Eastern Transportation Corridor Agency Rev., 4.09%, 1/15/49	275,000	287,601
Grand Parkway Transportation Corp. Rev., 3.24%, 10/1/52	225,000	227,513
Houston GO, 3.96%, 3/1/47	120,000	143,766
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	105,000	124,752
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	60,000	72,034
Metropolitan Water Reclamation District of Greater Chicago GO, 5.72%, 12/1/38	650,000	903,390
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	130,000	169,827
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	200,000	328,120
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	95,000	151,595
New York City GO, 6.27%, 12/1/37	95,000	139,613
Ohio Turnpike & Infrastructure Commission Rev., 3.22%, 2/15/48	330,000	333,033
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	110,000	132,880
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	50,000	65,316
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	185,000	186,965
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	300,000	398,448
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	210,000	295,709
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	105,000	145,219
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	120,000	153,150
State of California GO, 4.60%, 4/1/38	355,000	417,093
State of California GO, 7.55%, 4/1/39	100,000	171,998
State of California GO, 7.30%, 10/1/39	160,000	258,859
State of California GO, 7.60%, 11/1/40	80,000	141,862
State of Washington GO, 5.14%, 8/1/40	20,000	28,614
University of Texas System (The) Rev., 5.00%, 8/15/40	215,000	317,637
TOTAL MUNICIPAL SECURITIES (Cost $5,873,705)		6,931,694
U.S. GOVERNMENT AGENCY SECURITIES — 0.5%
FHLMC, 0.375%, 9/23/25	1,900,000	1,887,280
FNMA, 2.125%, 4/24/26	270,000	293,320
FNMA, 0.75%, 10/8/27	2,000,000	1,987,290
FNMA, 6.625%, 11/15/30	600,000	909,407
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $4,890,634)		5,077,297

	Shares/ Principal Amount	Value
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.3%
Chile†
Chile Government International Bond, 3.25%, 9/14/21	$100,000	$102,151
Chile Government International Bond, 3.625%, 10/30/42	100,000	112,600
		214,751
Colombia — 0.1%
Colombia Government International Bond, 4.375%, 7/12/21	310,000	317,767
Mexico — 0.1%
Mexico Government International Bond, 4.15%, 3/28/27	600,000	669,375
Peru†
Peruvian Government International Bond, 5.625%, 11/18/50	170,000	270,945
Philippines — 0.1%
Philippine Government International Bond, 4.00%, 1/15/21	300,000	301,459
Philippine Government International Bond, 6.375%, 10/23/34	150,000	217,508
		518,967
Poland†
Republic of Poland Government International Bond, 5.125%, 4/21/21	140,000	143,337
Republic of Poland Government International Bond, 3.00%, 3/17/23	140,000	148,644
		291,981
South Africa†
Republic of South Africa Government International Bond, 4.67%, 1/17/24	110,000	114,828
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45	120,000	143,700
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $2,269,826)		2,542,314
PREFERRED STOCKS — 0.1%
Banks — 0.1%
JPMorgan Chase & Co., 4.60%	552,000	544,962
Capital Markets†
Morgan Stanley, 3.85%	515,000	495,678
TOTAL PREFERRED STOCKS (Cost $996,009)		1,040,640
TEMPORARY CASH INVESTMENTS — 1.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $11,317,841)	11,317,841	11,317,841
TOTAL INVESTMENT SECURITIES — 103.0% (Cost $824,090,512)		972,381,506
OTHER ASSETS AND LIABILITIES — (3.0)%		(27,983,302)
TOTAL NET ASSETS — 100.0%		$944,398,204

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
S&P 500 E-Mini	49	December 2020	$7,998,515	$(94,605)
U.S. Treasury 10-Year Notes	30	December 2020	4,146,562	(34,193)
U.S. Treasury 2-Year Notes	5	December 2020	1,104,219	(167)
U.S. Treasury 5-Year Notes	22	December 2020	2,763,234	(7,831)
U.S. Treasury Long Bonds	2	December 2020	344,938	(8,192)
U.S. Treasury Ultra Bonds	11	December 2020	2,365,000	(61,712)
			$18,722,468	$(206,700)

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Ultra Notes	73	December 2020	$11,481,531	$165,729

^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	1.78%	8/5/24	$3,500,000	$(528)	$(37,269)	$(37,797)

NOTES TO SCHEDULE OF INVESTMENTS
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
SEQ	-	Sequential Payer
TBA	-	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
UMBS	-	Uniform Mortgage-Backed Securities
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $586,274.
(3)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $63,392,025, which represented 6.7% of total net assets.

See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2020
Assets
Investment securities, at value (cost of $824,090,512)	$972,381,506
Cash	3,885
Deposits with broker for futures contracts	588,000
Receivable for investments sold	13,726,561
Receivable for capital shares sold	715,519
Receivable for variation margin on futures contracts	11,844
Receivable for variation margin on swap agreements	5,886
Dividends and interest receivable	2,526,379
989,959,580

Liabilities
Payable for investments purchased	43,621,104
Payable for capital shares redeemed	1,022,876
Payable for variation margin on futures contracts	189,749
Payable for variation margin on swap agreements	1,782
Accrued management fees	725,865
45,561,376

Net Assets	$944,398,204

Net Assets Consist of:
Capital (par value and paid-in surplus)	$749,949,800
Distributable earnings	194,448,404
$944,398,204

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$841,328,378	42,647,709	$19.73
I Class, $0.01 Par Value	$99,524,377	5,041,363	$19.74
R5 Class, $0.01 Par Value	$3,545,449	179,617	$19.74

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $689)	$9,257,131
Interest	8,673,947
17,931,078

Expenses:
Management fees	8,163,813
Directors' fees and expenses	29,948
Other expenses	7,548
8,201,309

Net investment income (loss)	9,729,769

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	49,148,714
Futures contract transactions	2,455,318
Swap agreement transactions	1,790,674
53,394,706

Change in net unrealized appreciation (depreciation) on:
Investments	2,645,261
Futures contracts	(50,492)
Swap agreements	(4,541)
2,590,228

Net realized and unrealized gain (loss)	55,984,934

Net Increase (Decrease) in Net Assets Resulting from Operations	$65,714,703

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2020 AND OCTOBER 31, 2019
Increase (Decrease) in Net Assets	October 31, 2020	October 31, 2019
Operations
Net investment income (loss)	$9,729,769	$14,020,828
Net realized gain (loss)	53,394,706	32,088,158
Change in net unrealized appreciation (depreciation)	2,590,228	52,232,418
Net increase (decrease) in net assets resulting from operations	65,714,703	98,341,404

Distributions to Shareholders
From earnings:
Investor Class	(40,169,645)	(56,693,821)
I Class	(3,755,952)	(4,432,562)
R5 Class	(156,553)	(189,961)
Decrease in net assets from distributions	(44,082,150)	(61,316,344)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	12,514,699	10,455,267

Net increase (decrease) in net assets	34,147,252	47,480,327

Net Assets
Beginning of period	910,250,952	862,770,625
End of period	$944,398,204	$910,250,952

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2020

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities. The fund offers the Investor Class, I Class and R5 Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.
Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections.
Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.
Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.
Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2020 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.800% to 0.900%	0.90%
I Class	0.600% to 0.700%	0.70%
R5 Class	0.600% to 0.700%	0.70%

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $33,338,077 and $19,270,223, respectively. The effect of interfund transactions on the Statement of Operations was $1,451,267 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended October 31, 2020 totaled $1,526,847,714, of which $554,653,116 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended October 31, 2020 totaled $1,503,317,756, of which $512,700,617 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2020		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	530,000,000		530,000,000
Sold	4,046,798	$78,184,412	3,650,691	$67,082,586
Issued in reinvestment of distributions	2,048,400	39,160,124	3,226,922	55,463,226
Redeemed	(6,997,025)	(132,646,617)	(6,358,619)	(116,495,515)
	(901,827)	(15,302,081)	518,994	6,050,297
I Class/Shares Authorized	50,000,000		50,000,000
Sold	2,500,437	47,238,943	852,801	15,760,666
Issued in reinvestment of distributions	196,097	3,754,687	257,104	4,432,356
Redeemed	(1,231,351)	(23,595,556)	(878,313)	(16,141,605)
	1,465,183	27,398,074	231,592	4,051,417
R5 Class/Shares Authorized	30,000,000		30,000,000
Sold	26,145	502,174	12,932	239,892
Issued in reinvestment of distributions	8,180	156,553	11,020	189,961
Redeemed	(13,204)	(240,021)	(4,163)	(76,300)
	21,121	418,706	19,789	353,553
Net increase (decrease)	584,477	$12,514,699	770,375	$10,455,267

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$557,742,242	—	—
U.S. Treasury Securities	—	$129,498,081	—
Corporate Bonds	—	106,547,843	—
U.S. Government Agency Mortgage-Backed Securities	—	95,835,831	—
Collateralized Mortgage Obligations	—	26,221,247	—
Collateralized Loan Obligations	—	16,682,569	—
Asset-Backed Securities	—	12,943,907	—
Municipal Securities	—	6,931,694	—
U.S. Government Agency Securities	—	5,077,297	—
Sovereign Governments and Agencies	—	2,542,314	—
Preferred Stocks	—	1,040,640	—
Temporary Cash Investments	11,317,841	—	—
	$569,060,083	$403,321,423	—
Other Financial Instruments
Futures Contracts	$165,729	—	—

Liabilities
Other Financial Instruments
Futures Contracts	$206,700	—	—
Swap Agreements	—	$37,797	—
	$206,700	$37,797	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $12,686,250.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $15,538,919 futures contracts purchased.
Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $11,029,456 futures contracts purchased and $7,647,740 futures contracts sold.
Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $3,750,000.

Value of Derivative Instruments as of October 31, 2020

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$5,886	Payable for variation margin on swap agreements*	—
Equity Price Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$189,749
Interest Rate Risk	Receivable for variation margin on futures contracts*	11,844	Payable for variation margin on futures contracts*	—
Other Contracts	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	1,782
		$17,730		$191,531

*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2020

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$1,744,488	Change in net unrealized appreciation (depreciation) on swap agreements	—
Equity Price Risk	Net realized gain (loss) on futures contract transactions	2,092,402	Change in net unrealized appreciation (depreciation) on futures contracts	$(172,328)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	362,916	Change in net unrealized appreciation (depreciation) on futures contracts	121,836
Other Contracts	Net realized gain (loss) on swap agreement transactions	46,186	Change in net unrealized appreciation (depreciation) on swap agreements	(4,541)
		$4,245,992		$(55,033)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. LIBOR will be phased out by the end of 2021. Uncertainty remains regarding a replacement rate or rates for LIBOR. The transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2020 and October 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$13,199,357	$23,646,494
Long-term capital gains	$30,882,793	$37,669,850

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$827,748,786
Gross tax appreciation of investments	$157,525,440
Gross tax depreciation of investments	(12,892,720)
Net tax appreciation (depreciation) of investments	144,632,720
Net tax appreciation (depreciation) on derivatives	(37,088)
Net tax appreciation (depreciation)	$144,595,632
Other book-to-tax adjustments	$(147,604)
Undistributed ordinary income	$679,052
Accumulated long-term gains	$49,321,324

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$19.25	0.20	1.22	1.42	(0.25)	(0.69)	(0.94)	$19.73	7.54%	0.90%	1.03%	165%	$841,328
2019	$18.55	0.29	1.73	2.02	(0.29)	(1.03)	(1.32)	$19.25	11.82%	0.90%	1.58%	101%	$838,309
2018	$19.31	0.25	0.09	0.34	(0.25)	(0.85)	(1.10)	$18.55	1.72%	0.90%	1.32%	115%	$798,120
2017	$17.39	0.26	2.10	2.36	(0.28)	(0.16)	(0.44)	$19.31	13.78%	0.91%	1.44%	112%	$814,569
2016	$17.91	0.25	0.26	0.51	(0.26)	(0.77)	(1.03)	$17.39	3.14%	0.90%	1.44%	104%	$754,957
I Class
2020	$19.26	0.23	1.23	1.46	(0.29)	(0.69)	(0.98)	$19.74	7.75%	0.70%	1.23%	165%	$99,524
2019	$18.56	0.33	1.72	2.05	(0.32)	(1.03)	(1.35)	$19.26	12.04%	0.70%	1.78%	101%	$68,889
2018	$19.32	0.29	0.09	0.38	(0.29)	(0.85)	(1.14)	$18.56	1.92%	0.70%	1.52%	115%	$62,077
2017	$17.40	0.30	2.09	2.39	(0.31)	(0.16)	(0.47)	$19.32	13.99%	0.71%	1.64%	112%	$73,385
2016	$17.92	0.28	0.27	0.55	(0.30)	(0.77)	(1.07)	$17.40	3.35%	0.70%	1.64%	104%	$58,915
R5 Class
2020	$19.26	0.24	1.22	1.46	(0.29)	(0.69)	(0.98)	$19.74	7.75%	0.70%	1.23%	165%	$3,545
2019	$18.56	0.33	1.72	2.05	(0.32)	(1.03)	(1.35)	$19.26	12.04%	0.70%	1.78%	101%	$3,053
2018	$19.32	0.30	0.08	0.38	(0.29)	(0.85)	(1.14)	$18.56	1.93%	0.70%	1.52%	115%	$2,574
2017(3)	$18.18	0.17	1.14	1.31	(0.17)	—	(0.17)	$19.32	7.21%	0.71%(4)	1.66%(4)	112%(5)	$5

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through October 31, 2017.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Fund (the “Fund”), one of the funds constituting the American Century Mutual Funds, Inc., as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Balanced Fund of the American Century Mutual Funds, Inc. as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 24, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe.

The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2020.

For corporate taxpayers, the fund hereby designates $8,713,623, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2020 as qualified for the corporate dividends received deduction.

The fund hereby designates $35,208,176, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2020.

The fund hereby designates $1,230,969 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2020.

The fund utilized earnings and profits of $4,325,383 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90968 2012

Annual Report

October 31, 2020

Growth Fund
Investor Class (TWCGX)
I Class (TWGIX)
Y Class (AGYWX)
A Class (TCRAX)
C Class (TWRCX)
R Class (AGWRX)
R5 Class (AGWUX)
R6 Class (AGRDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Pandemic Disrupted Economic, Market Courses

Market sentiment began the period relatively upbeat. A dovish Federal Reserve (Fed), modest inflation, improving economic and earnings data, and progress on U.S.-China trade policy helped boost global growth outlooks. Against this backdrop, riskier assets generally remained in favor.

However, beginning in late February, the COVID-19 outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a deep worldwide recession. Global stocks and credit-sensitive assets sold off sharply, while U.S. Treasury yields plunged to record lows amid soaring demand. Quick and aggressive action from the Fed and other central banks and federal governments helped stabilize and restore confidence in the financial markets. By summer, declining coronavirus infection and death rates in many regions and the reopening of economies were positive influences. By the end of the reporting period, most data suggested an economic recovery was underway. But, at the same time, COVID-19 infection rates were rising in the U.S. and Europe, prompting new lockdown measures in some European countries.

Overall, the broad U.S. stock market overcame the effects of the early 2020 sell-off to deliver a solid gain for the 12-month period. Growth stocks rallied and significantly outperformed value stocks, which generally declined. Global bond returns were broadly positive, as yields declined.

Science Helps Steer the Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. The first COVID-19 vaccine is on track for approval by year-end, and medical professionals continue to fine-tune virus treatment protocols. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of October 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCGX	26.70%	15.89%	14.57%	—	6/30/71
Russell 1000 Growth Index	—	29.22%	17.30%	16.29%	—	—
I Class	TWGIX	26.93%	16.13%	14.80%	—	6/16/97
Y Class	AGYWX	27.15%	—	—	19.52%	4/10/17
A Class	TCRAX					6/4/97
No sales charge		26.38%	15.61%	14.29%	—
With sales charge		19.10%	14.25%	13.61%	—
C Class	TWRCX	25.43%	14.75%	13.43%	—	3/1/10
R Class	AGWRX	26.07%	15.32%	14.00%	—	8/29/03
R5 Class	AGWUX	26.94%	—	—	19.33%	4/10/17
R6 Class	AGRDX	27.13%	16.31%	—	15.54%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Although the fund’s actual inception date was October 31, 1958, the Investor Class inception date corresponds with the investment advisor’s implementation of its current investment philosophy and practices.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2020
Investor Class — $39,014

Russell 1000 Growth Index — $45,290

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.98%	0.78%	0.63%	1.23%	1.98%	1.48%	0.78%	0.63%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Gregory Woodhams, Justin Brown and Scott Marolf

Senior financial analyst Scott Marolf was added to the fund’s portfolio management team in February of 2020.

Performance Summary

Growth returned 26.70%* for the 12 months ended October 31, 2020, lagging the 29.22% return of the fund’s benchmark, the Russell 1000 Growth Index.

U.S. stocks delivered strong returns during the reporting period, which was marked by extreme volatility. Stocks initially rose to all-time highs in February, before the COVID-19 pandemic and measures to combat it led to the first recession and bear market in stocks since the 2008-09 financial crisis. Massive monetary and fiscal stimulus helped support the economy and markets, and stocks recovered the ground lost earlier. Within the Russell 1000 Growth Index, all sectors posted gains except for energy, which struggled with the declining price of oil amid falling demand, and industrials, which declined modestly on concerns about global economic weakness. Consumer discretionary and information technology led the benchmark’s performance.

Stock selection in the health care, communication services and consumer discretionary sectors detracted from fund performance relative to the benchmark. Stock decisions in the industrials and information technology sectors benefited relative performance, as did underweighting industrials.

Health Care and Communication Services Stocks Led Detractors

Stock selection in the health care equipment and supplies industry weighed on relative performance in the health care sector. The industry felt the effects of stay-at-home mandates due to the pandemic as hospitals and individuals postponed voluntary procedures. In the communication services sector, entertainment companies such as The Walt Disney Co. also struggled. Disney was forced to close its theme parks. The company’s weakness was exacerbated by the impact of delayed movie releases and a lack of live sports on its ESPN network. We maintained a position in Disney based on its growth in streaming and an eventual recovery in its cyclical media and theme park assets.

Significant detractors included Tesla. We were underweight the electric car company relative to the benchmark, and the stock outperformed due to solid fundamental reports and strong demand for its vehicles. Retail investors also reacted positively to the announcement of a five-for-one stock split. Visa underperformed after the payments company reported declining revenues due primarily to weakness in cross-border transactions as a result of pandemic-related travel restrictions. We maintained a position in Visa based on our favorable view on payment networks. We were also underweight Apple, which detracted from performance. The consumer electronics company delivered solid results with strength in most work-from-home categories, including iPads and Macs, as well as solid growth in services. Also, the company split its stock four-for-one to make the equity more appealing to retail investors.

Dow was a significant detractor. The chemicals company faced the perfect storm of lower global gross domestic product having an impact on polyethylene demand and significantly lower oil prices diminishing Dow’s relative feedstock cost advantage. We eliminated our holding. The stock of multibrand restaurant owner Darden Restaurants fell sharply due to the social distancing restrictions implemented to fight the pandemic. We eliminated Darden on our belief it will take longer for some restaurants to fully recovery from the pandemic.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Industrials Aided Performance

Stock decisions among aerospace and defense companies and an underweight allocation to the industry benefited relative performance in the industrials sector. Our lighter exposure to The Boeing Co. aided results as the airplane manufacturer and defense contractor was hurt by the sharply reduced air travel, which curtailed demand for its planes. It also faced continuing difficulties with safety issues with its 737 MAX airplane. We eliminated Boeing during the first quarter of 2020.

In the information technology sector, stock selection in IT services helped performance, as did an overweight allocation to semiconductors and semiconductor equipment. Cloud computing firm Fastly was a key contributor. The company provides a variety of services, including a content delivery network that allows companies to cache data and other content that can then be retrieved by end users. Fastly benefited from the stay-at-home environment. PayPal Holdings outperformed. The payment services company reported better-than-expected earnings, helped by increased use of digital payments during the pandemic. Chipmaker NVIDIA reported solid results and guidance due to strength in its data center and gaming businesses. The data center business is being driven by the launch of new products that are based on a new architecture and a leading process node, which is driving better price/performance per chip. The company also announced the proposed acquisition of ARM Holdings, which has the ability to broaden NVIDIA’s reach in semiconductors. Microsoft was a key contributor. The software giant was buoyed by the breadth of its businesses, its transition to a subscription model and strength in its cloud division.

Other top contributors included Amazon. The retailer continued to benefit from the shift of consumer spending trends toward online purchasing. This is especially important for Amazon’s progress with consumables, including grocery and fresh foods, which has been a slower area of progress. Amazon could also benefit from potential rising demand for more cloud usage.

Outlook

We believe stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection, as well as capitalization range allocations, are primarily due to identifying what we believe to be superior individual securities.

At period-end, our largest sector allocation relative to the benchmark was information technology. The largest underweight was health care.

6

Fund Characteristics

OCTOBER 31, 2020
Top Ten Holdings	% of net assets
Microsoft Corp.	12.0%
Amazon.com, Inc.	9.6%
Apple, Inc.	8.9%
Alphabet, Inc., Class A	6.7%
Visa, Inc., Class A	4.4%
NVIDIA Corp.	3.5%
PayPal Holdings, Inc.	3.4%
Facebook, Inc., Class A	2.8%
Procter & Gamble Co. (The)	2.3%
UnitedHealth Group, Inc.	2.1%

Top Five Industries	% of net assets
Software	17.9%
Internet and Direct Marketing Retail	10.8%
Interactive Media and Services	10.2%
IT Services	9.1%
Technology Hardware, Storage and Peripherals	8.9%

Types of Investments in Portfolio	% of net assets
Common Stocks	100.0%
Temporary Cash Investments	0.2%
Temporary Cash Investments - Securities Lending Collateral	0.4%
Other Assets and Liabilities	(0.6)%
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period(1) 5/1/20 - 10/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,187.50	$5.33	0.97%
I Class	$1,000	$1,188.90	$4.24	0.77%
Y Class	$1,000	$1,189.90	$3.41	0.62%
A Class	$1,000	$1,186.20	$6.70	1.22%
C Class	$1,000	$1,181.80	$10.80	1.97%
R Class	$1,000	$1,184.60	$8.07	1.47%
R5 Class	$1,000	$1,189.00	$4.24	0.77%
R6 Class	$1,000	$1,189.90	$3.41	0.62%
Hypothetical
Investor Class	$1,000	$1,020.26	$4.93	0.97%
I Class	$1,000	$1,021.27	$3.91	0.77%
Y Class	$1,000	$1,022.02	$3.15	0.62%
A Class	$1,000	$1,019.00	$6.19	1.22%
C Class	$1,000	$1,015.23	$9.98	1.97%
R Class	$1,000	$1,017.75	$7.46	1.47%
R5 Class	$1,000	$1,021.27	$3.91	0.77%
R6 Class	$1,000	$1,022.02	$3.15	0.62%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

OCTOBER 31, 2020

	Shares	Value
COMMON STOCKS — 100.0%
Aerospace and Defense — 1.0%
Lockheed Martin Corp.	299,600	$104,898,948
Auto Components — 1.2%
Aptiv plc	1,234,222	119,090,081
Automobiles — 0.7%
Tesla, Inc.(1)	177,660	68,939,186
Biotechnology — 3.4%
Amgen, Inc.	878,298	190,537,968
CRISPR Therapeutics AG(1)	528,089	48,489,132
Vertex Pharmaceuticals, Inc.(1)	530,105	110,452,678
		349,479,778
Building Products — 1.2%
Masco Corp.	1,872,880	100,386,368
Trex Co., Inc.(1)	323,214	22,476,302
		122,862,670
Capital Markets — 1.4%
S&P Global, Inc.	447,603	144,454,916
Electrical Equipment — 1.5%
Ballard Power Systems, Inc.(1)(2)	2,146,702	31,706,789
Generac Holdings, Inc.(1)	163,783	34,418,997
Rockwell Automation, Inc.	377,360	89,479,603
		155,605,389
Electronic Equipment, Instruments and Components — 1.8%
CDW Corp.	370,386	45,409,324
Cognex Corp.	886,161	58,398,010
Keysight Technologies, Inc.(1)	731,988	76,763,581
		180,570,915
Entertainment — 1.6%
Liberty Media Corp.-Liberty Formula One, Class C(1)	928,783	33,556,930
Take-Two Interactive Software, Inc.(1)	506,287	78,433,982
Walt Disney Co. (The)	442,973	53,710,476
		165,701,388
Equity Real Estate Investment Trusts (REITs) — 1.5%
SBA Communications Corp.	541,026	157,097,720
Food Products — 1.6%
Beyond Meat, Inc.(1)	172,327	24,544,535
Mondelez International, Inc., Class A	2,344,921	124,562,203
Vital Farms, Inc.(1)	424,727	14,678,565
		163,785,303
Health Care Equipment and Supplies — 2.4%
DexCom, Inc.(1)	164,224	52,482,706
Edwards Lifesciences Corp.(1)	602,095	43,164,191
IDEXX Laboratories, Inc.(1)	95,648	40,633,183
Insulet Corp.(1)	106,438	23,655,846
Intuitive Surgical, Inc.(1)	134,818	89,934,391
		249,870,317
10

	Shares	Value
Health Care Providers and Services — 2.5%
Quest Diagnostics, Inc.	296,567	$36,222,693
UnitedHealth Group, Inc.	708,540	216,203,896
		252,426,589
Health Care Technology — 0.7%
Teladoc Health, Inc.(1)(2)	227,274	44,650,250
Veeva Systems, Inc., Class A(1)	99,231	26,797,332
		71,447,582
Hotels, Restaurants and Leisure — 1.5%
Chipotle Mexican Grill, Inc.(1)	73,841	88,718,485
Domino's Pizza, Inc.	184,202	69,687,300
		158,405,785
Household Products — 2.3%
Procter & Gamble Co. (The)	1,750,735	240,025,768
Insurance — 0.8%
Progressive Corp. (The)	714,781	65,688,374
Root, Inc., Class A(1)	336,596	8,068,206
SelectQuote, Inc.(1)	690,817	11,895,869
		85,652,449
Interactive Media and Services — 10.2%
Alphabet, Inc., Class A(1)	427,980	691,662,758
Facebook, Inc., Class A(1)	1,103,804	290,421,870
Twitter, Inc.(1)	1,565,969	64,768,478
		1,046,853,106
Internet and Direct Marketing Retail — 10.8%
Amazon.com, Inc.(1)	323,461	982,076,115
Chewy, Inc., Class A(1)(2)	1,160,388	71,479,901
Expedia Group, Inc.	512,764	48,276,731
		1,101,832,747
IT Services — 9.1%
Fastly, Inc., Class A(1)(2)	611,453	38,833,380
Okta, Inc.(1)	145,190	30,465,218
PayPal Holdings, Inc.(1)	1,881,715	350,243,613
Snowflake, Inc., Class A(1)	1,119	279,772
Twilio, Inc., Class A(1)	112,538	31,394,726
VeriSign, Inc.(1)	164,539	31,377,587
Visa, Inc., Class A	2,478,887	450,438,557
		933,032,853
Life Sciences Tools and Services — 0.9%
Adaptive Biotechnologies Corp.(1)	802,071	36,959,432
Agilent Technologies, Inc.	324,193	33,096,863
Repligen Corp.(1)	103,549	17,248,157
		87,304,452
Machinery — 0.4%
Cummins, Inc.	178,859	39,329,305
Personal Products — 0.6%
Estee Lauder Cos., Inc. (The), Class A	265,930	58,414,184
Pharmaceuticals — 2.5%
Merck & Co., Inc.	1,025,831	77,152,750
Novo Nordisk A/S, B Shares	1,690,462	108,108,035
Zoetis, Inc.	446,733	70,829,517
		256,090,302
11

	Shares	Value
Road and Rail — 1.0%
Lyft, Inc., Class A(1)	872,422	$19,917,394
Union Pacific Corp.	478,721	84,824,574
		104,741,968
Semiconductors and Semiconductor Equipment — 7.8%
Advanced Micro Devices, Inc.(1)	1,284,331	96,697,281
Analog Devices, Inc.	535,744	63,501,736
ASML Holding NV	418,290	152,071,291
Broadcom, Inc.	373,076	130,438,562
NVIDIA Corp.	710,758	356,345,631
		799,054,501
Software — 17.9%
Datadog, Inc., Class A(1)	428,746	38,908,699
DocuSign, Inc.(1)	142,950	28,911,638
JFrog Ltd.(1)	2,886	209,033
Microsoft Corp.	6,089,505	1,232,942,077
PagerDuty, Inc.(1)(2)	1,731,888	46,934,165
salesforce.com, Inc.(1)	740,380	171,968,063
Slack Technologies, Inc., Class A(1)	2,715,586	69,464,690
Splunk, Inc.(1)	517,536	102,492,829
Workday, Inc., Class A(1)	140,947	29,615,784
Zendesk, Inc.(1)	989,682	109,795,321
		1,831,242,299
Specialty Retail — 1.1%
Home Depot, Inc. (The)	184,100	49,101,311
TJX Cos., Inc. (The)	1,308,516	66,472,613
		115,573,924
Technology Hardware, Storage and Peripherals — 8.9%
Apple, Inc.	8,398,795	914,292,824
Textiles, Apparel and Luxury Goods — 1.7%
NIKE, Inc., Class B	1,477,541	177,423,123
TOTAL COMMON STOCKS (Cost $5,054,346,348)		10,255,500,372
TEMPORARY CASH INVESTMENTS — 0.2%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.50% - 3.375%, 6/30/21 - 11/15/48, valued at $4,863,049), in a joint trading account at 0.06%, dated 10/30/20, due 11/2/20 (Delivery value $4,784,532)		4,784,508
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.125%, 7/15/30, valued at $8,502,792), at 0.06%, dated 10/30/20, due 11/2/20 (Delivery value $8,336,042)		8,336,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $13,120,508)		13,120,508
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $45,480,168)	45,480,168	45,480,168
TOTAL INVESTMENT SECURITIES — 100.6% (Cost $5,112,947,024)		10,314,101,048
OTHER ASSETS AND LIABILITIES — (0.6)%		(61,608,224)
TOTAL NET ASSETS — 100.0%		$10,252,492,824

12

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	3,355,596	USD	3,938,769	Credit Suisse AG	12/31/20	$(24,977)
EUR	3,205,916	USD	3,807,221	Credit Suisse AG	12/31/20	(68,009)
EUR	3,847,099	USD	4,556,935	Credit Suisse AG	12/31/20	(69,881)
USD	131,405,172	EUR	111,948,519	Credit Suisse AG	12/31/20	834,300
USD	4,028,172	EUR	3,431,365	Credit Suisse AG	12/31/20	26,008
USD	6,117,943	EUR	5,205,377	Credit Suisse AG	12/31/20	46,664
						$744,105

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
USD	-	United States Dollar
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $96,342,699. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $104,215,411, which includes securities collateral of $58,735,243.

See Notes to Financial Statements.
13

Statement of Assets and Liabilities

OCTOBER 31, 2020
Assets
Investment securities, at value (cost of $5,067,466,856) — including $96,342,699 of securities on loan	$10,268,620,880
Investment made with cash collateral received for securities on loan, at value (cost of $45,480,168)	45,480,168
Total investment securities, at value (cost of $5,112,947,024)	10,314,101,048
Cash	3,982
Receivable for investments sold	24,389,033
Receivable for capital shares sold	2,233,847
Unrealized appreciation on forward foreign currency exchange contracts	906,972
Dividends and interest receivable	2,335,316
Securities lending receivable	53,611
10,344,023,809

Liabilities
Payable for collateral received for securities on loan	45,480,168
Payable for investments purchased	7,105,222
Payable for capital shares redeemed	30,264,941
Unrealized depreciation on forward foreign currency exchange contracts	162,867
Accrued management fees	8,439,091
Distribution and service fees payable	78,696
91,530,985

Net Assets	$10,252,492,824

Net Assets Consist of:
Capital (par value and paid-in surplus)	$4,686,285,919
Distributable earnings	5,566,206,905
$10,252,492,824

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$7,656,430,242	182,575,405	$41.94
I Class, $0.01 Par Value	$1,719,814,040	40,114,634	$42.87
Y Class, $0.01 Par Value	$52,045,800	1,212,439	$42.93
A Class, $0.01 Par Value	$102,471,636	2,541,170	$40.32*
C Class, $0.01 Par Value	$13,527,401	361,966	$37.37
R Class, $0.01 Par Value	$96,170,421	2,468,162	$38.96
R5 Class, $0.01 Par Value	$433,055	10,091	$42.91
R6 Class, $0.01 Par Value	$611,600,229	14,269,375	$42.86
*Maximum offering price $42.78 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $577,249)	$86,320,362
Securities lending, net	714,238
Interest	500,448
87,535,048

Expenses:
Management fees	86,155,014
Distribution and service fees:
A Class	249,749
C Class	116,628
R Class	461,912
Directors' fees and expenses	300,125
Other expenses	12,669
87,296,097

Net investment income (loss)	238,951

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (Note 4)	593,469,427
Forward foreign currency exchange contract transactions	(5,567,078)
Futures contract transactions	11,298,722
Foreign currency translation transactions	(4,268)
599,196,803

Change in net unrealized appreciation (depreciation) on:
Investments	1,537,275,177
Forward foreign currency exchange contracts	1,123,274
Futures contracts	(1,432,221)
Translation of assets and liabilities in foreign currencies	23,676
1,536,989,906

Net realized and unrealized gain (loss)	2,136,186,709

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,136,425,660

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2020 AND OCTOBER 31, 2019
Increase (Decrease) in Net Assets	October 31, 2020	October 31, 2019
Operations
Net investment income (loss)	$238,951	$22,124,570
Net realized gain (loss)	599,196,803	457,660,058
Change in net unrealized appreciation (depreciation)	1,536,989,906	661,567,516
Net increase (decrease) in net assets resulting from operations	2,136,425,660	1,141,352,144

Distributions to Shareholders
From earnings:
Investor Class	(480,259,209)	(620,549,413)
I Class	(114,436,997)	(135,799,946)
Y Class	(4,514,391)	(5,869,002)
A Class	(7,229,137)	(11,268,612)
C Class	(744,058)	(1,173,312)
R Class	(7,119,319)	(11,498,287)
R5 Class	(42,460)	(45,748)
R6 Class	(41,181,311)	(48,975,743)
Decrease in net assets from distributions	(655,526,882)	(835,180,063)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	728,589,142	(221,312,359)

Net increase (decrease) in net assets	2,209,487,920	84,859,722

Net Assets
Beginning of period	8,043,004,904	7,958,145,182
End of period	$10,252,492,824	$8,043,004,904

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2020

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.
Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
17

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$45,480,168	—	—	—	$45,480,168
Gross amount of recognized liabilities for securities lending transactions					$45,480,168

(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

19

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of NT Growth Fund, one fund in a series issued by the corporation.

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2020 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.800% to 0.990%	0.97%
I Class	0.600% to 0.790%	0.77%
Y Class	0.450% to 0.640%	0.62%
A Class	0.800% to 0.990%	0.97%
C Class	0.800% to 0.990%	0.97%
R Class	0.800% to 0.990%	0.97%
R5 Class	0.600% to 0.790%	0.77%
R6 Class	0.450% to 0.640%	0.62%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2020 are detailed in the Statement of Operations.
Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $5,791,151 and $5,504,008, respectively. The effect of interfund transactions on the Statement of Operations was $951,221 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended October 31, 2020 were $3,083,934,281 and $4,171,327,811, respectively.

For the period ended October 31, 2020, the fund incurred net realized gains of $9,756,480 from redemptions in kind. A redemption in kind occurs when a fund delivers securities into its portfolio in lieu of cash as payment to a redeeming shareholder.
20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2020		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	2,100,000,000		2,100,000,000
Sold	9,314,651	$343,295,401	6,174,389	$204,624,318
Issued in connection with reorganization (Note 10)	33,740,937	1,281,095,913	—	—
Issued in reinvestment of distributions	12,608,305	463,439,340	20,752,173	599,737,810
Redeemed	(38,931,327)	(1,459,424,248)	(22,142,478)	(738,868,587)
	16,732,566	628,406,406	4,784,084	65,493,541
I Class/Shares Authorized	460,000,000		460,000,000
Sold	14,389,473	554,081,579	8,201,339	284,251,396
Issued in connection with reorganization (Note 10)	238,480	9,244,211	—	—
Issued in reinvestment of distributions	3,019,127	113,217,452	4,549,653	134,032,787
Redeemed	(15,353,587)	(606,960,175)	(9,493,140)	(319,770,751)
	2,293,493	69,583,067	3,257,852	98,513,432
Y Class/Shares Authorized	40,000,000		40,000,000
Sold	153,010	5,711,874	193,293	6,309,777
Issued in reinvestment of distributions	119,002	4,461,395	197,540	5,819,520
Redeemed	(524,867)	(19,910,740)	(401,561)	(13,473,502)
	(252,855)	(9,737,471)	(10,728)	(1,344,205)
A Class/Shares Authorized	40,000,000		40,000,000
Sold	683,766	24,686,474	583,026	18,601,566
Issued in connection with reorganization (Note 10)	422,151	15,436,291	—	—
Issued in reinvestment of distributions	164,961	5,847,619	335,059	9,354,848
Redeemed	(1,436,368)	(51,778,786)	(1,260,515)	(40,816,895)
	(165,490)	(5,808,402)	(342,430)	(12,860,481)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	74,102	2,515,992	63,391	1,766,765
Issued in connection with reorganization (Note 10)	124,022	4,225,593	—	—
Issued in reinvestment of distributions	20,026	661,725	39,522	1,041,792
Redeemed	(115,923)	(3,918,628)	(149,895)	(4,554,998)
	102,227	3,484,682	(46,982)	(1,746,441)
R Class/Shares Authorized	40,000,000		40,000,000
Sold	431,377	15,135,430	339,606	10,447,195
Issued in connection with reorganization (Note 10)	461,820	16,348,203	—	—
Issued in reinvestment of distributions	205,542	7,043,451	417,329	11,334,663
Redeemed	(1,236,289)	(42,445,952)	(1,207,308)	(36,468,093)
	(137,550)	(3,918,868)	(450,373)	(14,686,235)
R5 Class/Shares Authorized	30,000,000		30,000,000
Sold	999	38,826	2,974	101,028
Issued in reinvestment of distributions	1,135	42,460	1,552	45,748
Redeemed	(6,612)	(240,109)	(1,305)	(44,020)
	(4,478)	(158,823)	3,221	102,756
R6 Class/Shares Authorized	200,000,000		200,000,000
Sold	4,275,401	166,984,195	3,277,264	109,281,671
Issued in reinvestment of distributions	1,098,511	41,181,311	1,664,709	48,975,743
Redeemed	(4,210,873)	(161,426,955)	(15,267,638)	(513,042,140)
	1,163,039	46,738,551	(10,325,665)	(354,784,726)
Net increase (decrease)	19,730,952	$728,589,142	(3,131,021)	$(221,312,359)
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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$9,995,321,046	$260,179,326	—
Temporary Cash Investments	—	13,120,508	—
Temporary Cash Investments - Securities Lending Collateral	45,480,168	—	—
	$10,040,801,214	$273,299,834	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$906,972	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$162,867	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $48,721,867 futures contracts purchased.

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Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $147,997,212.

Value of Derivative Instruments as of October 31, 2020

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$906,972	Unrealized depreciation on forward foreign currency exchange contracts	$162,867

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2020

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$11,298,722	Change in net unrealized appreciation (depreciation) on futures contracts	$(1,432,221)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(5,567,078)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	1,123,274
		$5,731,644		$(308,947)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

9. Federal Tax Information

On December 8, 2020, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 7, 2020 of $1.5632 for the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class.

The tax character of distributions paid during the years ended October 31, 2020 and October 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$24,642,374	$83,919,008
Long-term capital gains	$630,884,508	$751,261,055
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The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$5,119,257,182
Gross tax appreciation of investments	$5,282,269,176
Gross tax depreciation of investments	(87,425,310)
Net tax appreciation (depreciation) of investments	5,194,843,866
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	21,584
Net tax appreciation (depreciation)	$5,194,865,450
Undistributed ordinary income	—
Accumulated long-term gains	$376,496,713
Late-year ordinary loss deferral	$(5,155,258)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

10. Reorganization

On September 11, 2019, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of All Cap Growth Fund, one fund in a series issued by the corporation, were transferred to Growth Fund in exchange for shares of Growth Fund. The purpose of the transaction was to combine two funds with substantially similar investment objectives and strategies. The financial statements and performance history of Growth Fund survived after the reorganization. The reorganization was effective at the close of the NYSE on February 21, 2020.

The reorganization was accomplished by a tax-free exchange of shares. On February 21, 2020, All Cap Growth Fund exchanged its shares for shares of Growth Fund as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
All Cap Growth Fund – Investor Class	36,344,493	Growth Fund – Investor Class	33,740,937
All Cap Growth Fund – I Class	256,052	Growth Fund – I Class	238,480
All Cap Growth Fund – A Class	451,934	Growth Fund – A Class	422,151
All Cap Growth Fund – C Class	137,457	Growth Fund – C Class	124,022
All Cap Growth Fund – R Class	495,557	Growth Fund – R Class	461,820

The net assets of All Cap Growth Fund and Growth Fund immediately before the reorganization were $1,326,350,211 and $8,778,658,792, respectively. All Cap Growth Fund's unrealized appreciation of $530,451,716 was combined with that of Growth Fund. Immediately after the reorganization, the combined net assets were $10,105,009,003.

Assuming the reorganization had been completed on November 1, 2019, the beginning of the annual reporting period, the pro forma results of operations for the period ended October 31, 2020 are as follows:

Net investment income (loss)	$1,186,943
Net realized and unrealized gain (loss)	2,308,332,754
Net increase (decrease) in net assets resulting from operations	$2,309,519,697

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of All Cap Growth Fund that have been included in the fund’s Statement of Operations since February 21, 2020.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$35.80	(0.02)	9.12	9.10	(0.15)	(2.81)	(2.96)	$41.94	26.70%	0.97%	(0.04)%	33%	$7,656,430
2019	$34.94	0.08	4.70	4.78	(0.08)	(3.84)	(3.92)	$35.80	16.35%	0.98%	0.24%	30%	$5,937,959
2018	$34.93	0.04	3.35	3.39	(0.06)	(3.32)	(3.38)	$34.94	10.22%	0.97%	0.13%	38%	$5,627,171
2017	$28.64	0.08	7.67	7.75	(0.17)	(1.29)	(1.46)	$34.93	28.26%	0.98%	0.26%	48%	$5,648,965
2016	$30.57	0.16	(0.08)	0.08	(0.10)	(1.91)	(2.01)	$28.64	0.40%	0.98%	0.57%	36%	$5,122,550
I Class
2020	$36.56	0.06	9.29	9.35	(0.23)	(2.81)	(3.04)	$42.87	26.93%	0.77%	0.16%	33%	$1,719,814
2019	$35.59	0.15	4.81	4.96	(0.15)	(3.84)	(3.99)	$36.56	16.62%	0.78%	0.44%	30%	$1,382,618
2018	$35.52	0.12	3.40	3.52	(0.13)	(3.32)	(3.45)	$35.59	10.46%	0.77%	0.33%	38%	$1,230,065
2017	$29.11	0.15	7.78	7.93	(0.23)	(1.29)	(1.52)	$35.52	28.48%	0.78%	0.46%	48%	$1,271,821
2016	$31.03	0.23	(0.08)	0.15	(0.16)	(1.91)	(2.07)	$29.11	0.64%	0.78%	0.77%	36%	$1,297,685

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2020	$36.61	0.13	9.30	9.43	(0.30)	(2.81)	(3.11)	$42.93	27.15%	0.62%	0.31%	33%	$52,046
2019	$35.64	0.20	4.81	5.01	(0.20)	(3.84)	(4.04)	$36.61	16.78%	0.63%	0.59%	30%	$53,641
2018	$35.54	0.17	3.40	3.57	(0.15)	(3.32)	(3.47)	$35.64	10.61%	0.62%	0.48%	38%	$52,601
2017(3)	$30.93	0.08	4.53	4.61	—	—	—	$35.54	14.90%	0.63%(4)	0.43%(4)	48%(5)	$56,218
A Class
2020	$34.52	(0.10)	8.75	8.65	(0.04)	(2.81)	(2.85)	$40.32	26.38%	1.22%	(0.29)%	33%	$102,472
2019	$33.82	—(6)	4.54	4.54	—	(3.84)	(3.84)	$34.52	16.06%	1.23%	(0.01)%	30%	$93,422
2018	$33.94	(0.04)	3.24	3.20	—	(3.32)	(3.32)	$33.82	9.94%	1.22%	(0.12)%	38%	$103,115
2017	$27.86	0.01	7.46	7.47	(0.10)	(1.29)	(1.39)	$33.94	27.95%	1.23%	0.01%	48%	$113,348
2016	$29.78	0.10	(0.08)	0.02	(0.03)	(1.91)	(1.94)	$27.86	0.18%	1.23%	0.32%	36%	$147,133
C Class
2020	$32.37	(0.37)	8.18	7.81	—	(2.81)	(2.81)	$37.37	25.43%	1.97%	(1.04)%	33%	$13,527
2019	$32.18	(0.23)	4.26	4.03	—	(3.84)	(3.84)	$32.37	15.23%	1.98%	(0.76)%	30%	$8,408
2018	$32.67	(0.29)	3.12	2.83	—	(3.32)	(3.32)	$32.18	9.12%	1.97%	(0.87)%	38%	$9,871
2017	$26.97	(0.21)	7.20	6.99	—	(1.29)	(1.29)	$32.67	26.99%	1.98%	(0.74)%	48%	$9,962
2016	$29.08	(0.11)	(0.09)	(0.20)	—	(1.91)	(1.91)	$26.97	(0.58)%	1.98%	(0.43)%	36%	$9,379

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2020	$33.50	(0.19)	8.49	8.30	(0.03)	(2.81)	(2.84)	$38.96	26.07%	1.47%	(0.54)%	33%	$96,170
2019	$33.02	(0.08)	4.40	4.32	—	(3.84)	(3.84)	$33.50	15.78%	1.48%	(0.26)%	30%	$87,302
2018	$33.29	(0.13)	3.18	3.05	—	(3.32)	(3.32)	$33.02	9.66%	1.47%	(0.37)%	38%	$100,915
2017	$27.35	(0.07)	7.32	7.25	(0.02)	(1.29)	(1.31)	$33.29	27.62%	1.48%	(0.24)%	48%	$104,368
2016	$29.31	0.02	(0.07)	(0.05)	—	(1.91)	(1.91)	$27.35	(0.06)%	1.48%	0.07%	36%	$96,415
R5 Class
2020	$36.59	0.08	9.28	9.36	(0.23)	(2.81)	(3.04)	$42.91	26.94%	0.77%	0.16%	33%	$433
2019	$35.62	0.15	4.81	4.96	(0.15)	(3.84)	(3.99)	$36.59	16.61%	0.78%	0.44%	30%	$533
2018	$35.53	0.12	3.40	3.52	(0.11)	(3.32)	(3.43)	$35.62	10.45%	0.77%	0.33%	38%	$404
2017(3)	$30.95	0.05	4.53	4.58	—	—	—	$35.53	14.80%	0.78%(4)	0.27%(4)	48%(5)	$6
R6 Class
2020	$36.56	0.12	9.29	9.41	(0.30)	(2.81)	(3.11)	$42.86	27.13%	0.62%	0.31%	33%	$611,600
2019	$35.59	0.21	4.80	5.01	(0.20)	(3.84)	(4.04)	$36.56	16.81%	0.63%	0.59%	30%	$479,123
2018	$35.53	0.17	3.40	3.57	(0.19)	(3.32)	(3.51)	$35.59	10.60%	0.62%	0.48%	38%	$834,003
2017	$29.11	0.18	7.80	7.98	(0.27)	(1.29)	(1.56)	$35.53	28.71%	0.63%	0.61%	48%	$963,039
2016	$31.04	0.26	(0.07)	0.19	(0.21)	(1.91)	(2.12)	$29.11	0.76%	0.63%	0.92%	36%	$390,201

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through October 31, 2017.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.
(6)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth Fund (the “Fund”), one of the funds constituting the American Century Mutual Funds, Inc., as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Growth Fund of the American Century Mutual Funds, Inc. as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
31

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

32

Approval of Management Agreement

At a meeting held on June 24, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or
33

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods and below its benchmark for the ten-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio
34

valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe
35

and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2020.

For corporate taxpayers, the fund hereby designates $24,642,374, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2020 as qualified for the corporate dividends received deduction.

The fund hereby designates $641,420,862, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2020.

The fund utilized earnings and profits of $10,536,354 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).
38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90970 2012

Annual Report

October 31, 2020

Heritage Fund
Investor Class (TWHIX)
I Class (ATHIX)
Y Class (ATHYX)
A Class (ATHAX)
C Class (AHGCX)
R Class (ATHWX)
R5 Class (ATHGX)
R6 Class (ATHDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Pandemic Disrupted Economic, Market Courses

Market sentiment began the period relatively upbeat. A dovish Federal Reserve (Fed), modest inflation, improving economic and earnings data, and progress on U.S.-China trade policy helped boost global growth outlooks. Against this backdrop, riskier assets generally remained in favor.

However, beginning in late February, the COVID-19 outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a deep worldwide recession. Global stocks and credit-sensitive assets sold off sharply, while U.S. Treasury yields plunged to record lows amid soaring demand. Quick and aggressive action from the Fed and other central banks and federal governments helped stabilize and restore confidence in the financial markets. By summer, declining coronavirus infection and death rates in many regions and the reopening of economies were positive influences. By the end of the reporting period, most data suggested an economic recovery was underway. But, at the same time, COVID-19 infection rates were rising in the U.S. and Europe, prompting new lockdown measures in some European countries.

Overall, the broad U.S. stock market overcame the effects of the early 2020 sell-off to deliver a solid gain for the 12-month period. Growth stocks rallied and significantly outperformed value stocks, which generally declined. Global bond returns were broadly positive, as yields declined.

Science Helps Steer the Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. The first COVID-19 vaccine is on track for approval by year-end, and medical professionals continue to fine-tune virus treatment protocols. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of October 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWHIX	25.00%	13.12%	12.50%	—	11/10/87
Russell Midcap Growth Index	—	21.14%	14.14%	14.11%	—	—
I Class	ATHIX	25.25%	13.35%	12.73%	—	6/16/97
Y Class	ATHYX	25.43%	—	—	17.02%	4/10/17
A Class	ATHAX					7/11/97
No sales charge		24.73%	12.84%	12.23%	—
With sales charge		17.53%	11.51%	11.57%	—
C Class	AHGCX	23.73%	11.99%	11.38%	—	6/26/01
R Class	ATHWX	24.37%	12.56%	11.95%	—	9/28/07
R5 Class	ATHGX	25.25%	—	—	16.84%	4/10/17
R6 Class	ATHDX	25.43%	13.52%	—	12.59%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2020
Investor Class — $32,514

Russell Midcap Growth Index — $37,485

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.01%	0.81%	0.66%	1.26%	2.01%	1.51%	0.81%	0.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Rob Brookby and Nalin Yogasundram

Performance Summary

Heritage returned 25.00%* for the 12 months ended October 31, 2020, outpacing the 21.14% return of the fund’s benchmark, the Russell Midcap Growth Index.

U.S. stocks delivered strong returns during the reporting period, which was marked by extreme volatility. Stocks initially rose to all-time highs in February, before the COVID-19 pandemic and measures to combat it led to the first recession and bear market in stocks since the 2008-09 financial crisis. Massive monetary and fiscal stimulus helped support the economy and markets, and stocks recovered the ground lost earlier. Within the Russell Midcap Growth Index, health care and information technology were the top-performing sectors. Energy posted a significant loss as oversupply and declining oil prices weighed on the sector.

The information technology and health care sectors led outperformance relative to the benchmark, due primarily to stock selection. Stock decisions in the communication services and consumer discretionary sectors detracted.

Information Technology Led Performance

Stock selection among IT services companies led performance in the information technology sector, which was far and away the fund’s top-performing sector relative to the benchmark. Square was a significant contributor. The payments company outperformed as its main businesses—small retailers and peer to peer—both benefited from the stay-at-home restrictions. Coffee shops and restaurants have had to adjust to new business models, and individuals are increasingly using digital payments. We see these as secular trends that have been accelerated by the pandemic. Twilio was another top contributor. The company’s software allows developers to create apps that communicate with one another. In addition to its apps that support travel industries, its software enables apps that allow videoconferencing between doctors and patients, which has taken hold during the pandemic’s stay-at-home mandates.

Advanced Micro Devices aided performance. The chipmaker beat earnings expectations as it benefited from increased semiconductor demand for gaming as well as missteps by its large competitor Intel. Another top contributor, RingCentral, helps companies move their telecommunications into the cloud, providing features such as voice, video, data and call forwarding of business calls to mobile phones. We think the company has a long-term tailwind but was also seen as a beneficiary of the work-from-home environment during the pandemic.

Other significant contributors included Immunomedics, whose stock price climbed following Gilead Sciences’ announcement that it would acquire the maker of cancer drugs. As a result of the deal, Immunomedics was eliminated. Peloton Interactive, a leader in home fitness, benefited from the stay-at-home environment created by COVID-19. We think the trend will continue after the pandemic, and Peloton is expanding its offerings into lower-priced treadmills and bikes.

Communication Services Stocks Detracted

Stock selection among entertainment and interactive media and services companies weighed on relative performance. Companies such as Live Nation Entertainment fell as the pandemic curtailed live events. We eliminated our holding. We eliminated Pinterest during the fourth quarter of 2019

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

and so were underweight the social media stock relative to the benchmark over the course of the fiscal year. This hampered performance as Pinterest posted strong earnings and user growth.

Underweighting internet and direct marketing retail stocks hurt performance in the consumer discretionary sector as stay-at-home mandates gave a boost to the industry. Stock choices among distributors also detracted. LKQ, a provider of aftermarket automobile parts, declined as shelter-in-place restrictions in the U.S. and Europe caused people to drive fewer miles. We think this is a near-term issue and that, as restrictions are lifted, miles driven will increase, aided by low gasoline prices and ongoing weakness in air travel.

Other significant detractors included DocuSign, which was underweight relative to the benchmark. The cloud-based electronic signature company outperformed as it benefited from increased demand for its services because of social distancing mandates. Another detractor was Japan-based Shiseido, a skin care and cosmetics maker that primarily sells in duty-free shops in China and Japan. The pandemic hurt the travel industry, but we saw a pickup in China and took the opportunity to add to our position. SelectQuote, an online direct-to-consumer insurance broker, has exposure to life insurance, home and automobile insurance, and senior health insurance through Medicare Advantage. The stock lagged on concerns about profitability under competitive pressures as Walmart enters the field.

Outlook

Our process uses a combined top-down, bottom-up fundamental framework aimed at identifying mid-cap companies producing attractive, sustainable growth. We seek to reduce unintended, nonfundamental risks and align the portfolio with fundamental, company-specific risks that we believe will be rewarded over time. As a result of this approach, our sector and industry allocations reflect where we are finding opportunities at a given time.

Consumer discretionary ended the period as the portfolio’s largest overweight relative to the benchmark. Communication services ended as the largest underweight sector.

6

Fund Characteristics

OCTOBER 31, 2020
Top Ten Holdings	% of net assets
Cadence Design Systems, Inc.	3.1%
Xilinx, Inc.	2.6%
Cognex Corp.	2.4%
Twilio, Inc., Class A	2.2%
Veeva Systems, Inc., Class A	2.2%
Splunk, Inc.	2.1%
Align Technology, Inc.	2.1%
Skyworks Solutions, Inc.	2.0%
Square, Inc., Class A	2.0%
Teleflex, Inc.	1.9%

Top Five Industries	% of net assets
Software	16.5%
Semiconductors and Semiconductor Equipment	8.4%
Health Care Equipment and Supplies	7.5%
IT Services	4.2%
Electronic Equipment, Instruments and Components	4.2%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.6%
Temporary Cash Investments	0.5%
Temporary Cash Investments - Securities Lending Collateral	0.3%
Other Assets and Liabilities	(0.4)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period(1) 5/1/20 - 10/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,275.10	$5.72	1.00%
I Class	$1,000	$1,276.80	$4.58	0.80%
Y Class	$1,000	$1,277.70	$3.72	0.65%
A Class	$1,000	$1,274.00	$7.15	1.25%
C Class	$1,000	$1,269.40	$11.41	2.00%
R Class	$1,000	$1,272.60	$8.57	1.50%
R5 Class	$1,000	$1,276.80	$4.58	0.80%
R6 Class	$1,000	$1,277.70	$3.72	0.65%
Hypothetical
Investor Class	$1,000	$1,020.11	$5.08	1.00%
I Class	$1,000	$1,021.12	$4.06	0.80%
Y Class	$1,000	$1,021.87	$3.30	0.65%
A Class	$1,000	$1,018.85	$6.34	1.25%
C Class	$1,000	$1,015.08	$10.13	2.00%
R Class	$1,000	$1,017.60	$7.61	1.50%
R5 Class	$1,000	$1,021.12	$4.06	0.80%
R6 Class	$1,000	$1,021.87	$3.30	0.65%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

OCTOBER 31, 2020

	Shares	Value
COMMON STOCKS — 99.6%
Auto Components — 1.1%
Aptiv plc	548,341	$52,909,423
Beverages — 1.3%
Boston Beer Co., Inc. (The), Class A(1)	64,024	66,532,460
Biotechnology — 3.8%
ACADIA Pharmaceuticals, Inc.(1)	742,131	34,471,985
Alnylam Pharmaceuticals, Inc.(1)	386,684	47,550,532
Argenx SE, ADR(1)	135,792	33,694,069
Seagen, Inc.(1)	274,497	45,786,100
Turning Point Therapeutics, Inc.(1)	297,013	27,381,628
		188,884,314
Building Products — 2.9%
Fortune Brands Home & Security, Inc.	886,939	71,726,757
Trane Technologies plc	532,039	70,628,177
		142,354,934
Capital Markets — 3.8%
LPL Financial Holdings, Inc.	646,613	51,683,777
MarketAxess Holdings, Inc.	112,440	60,588,294
MSCI, Inc.	213,928	74,840,572
		187,112,643
Chemicals — 0.5%
Albemarle Corp.	261,001	24,327,903
Communications Equipment — 2.2%
Arista Networks, Inc.(1)	206,219	43,079,149
F5 Networks, Inc.(1)	508,345	67,579,384
		110,658,533
Containers and Packaging — 3.0%
Avery Dennison Corp.	508,086	70,314,022
Ball Corp.	888,881	79,110,409
		149,424,431
Distributors — 0.8%
LKQ Corp.(1)	1,249,055	39,957,269
Diversified Consumer Services — 0.3%
Chegg, Inc.(1)	177,955	13,069,015
Electrical Equipment — 4.1%
AMETEK, Inc.	705,961	69,325,370
Generac Holdings, Inc.(1)	100,382	21,095,277
nVent Electric plc	1,945,529	35,116,799
Rockwell Automation, Inc.	145,260	34,444,051
Sensata Technologies Holding plc(1)	1,026,930	44,887,111
		204,868,608
Electronic Equipment, Instruments and Components — 4.2%
Cognex Corp.	1,843,079	121,458,906
Keysight Technologies, Inc.(1)	842,690	88,372,900
		209,831,806
Entertainment — 2.4%
Roku, Inc.(1)	302,956	61,318,294
10

	Shares	Value
Zynga, Inc., Class A(1)	6,679,904	$60,052,337
		121,370,631
Health Care Equipment and Supplies — 7.5%
Align Technology, Inc.(1)	241,133	102,741,949
DexCom, Inc.(1)	123,252	39,388,874
IDEXX Laboratories, Inc.(1)	149,685	63,589,182
Masimo Corp.(1)	319,593	71,531,305
Teleflex, Inc.	296,019	94,202,126
		371,453,436
Health Care Providers and Services — 3.2%
Amedisys, Inc.(1)	286,804	74,282,236
Encompass Health Corp.	1,350,345	82,789,652
		157,071,888
Health Care Technology — 3.1%
Teladoc Health, Inc.(1)(2)	229,093	45,007,611
Veeva Systems, Inc., Class A(1)	410,086	110,743,724
		155,751,335
Hotels, Restaurants and Leisure — 3.0%
Chipotle Mexican Grill, Inc.(1)	78,032	93,753,887
Las Vegas Sands Corp.	1,144,443	55,001,931
		148,755,818
Household Durables — 1.2%
D.R. Horton, Inc.	919,446	61,428,187
Insurance — 0.7%
SelectQuote, Inc.(1)	1,961,668	33,779,923
Interactive Media and Services — 1.6%
Match Group, Inc.(1)	678,858	79,277,037
Internet and Direct Marketing Retail — 1.4%
Chewy, Inc., Class A(1)	570,725	35,156,660
Wayfair, Inc., Class A(1)	138,916	34,455,336
		69,611,996
IT Services — 4.2%
Square, Inc., Class A(1)	638,062	98,823,043
Twilio, Inc., Class A(1)	399,749	111,517,978
		210,341,021
Leisure Products — 1.0%
Peloton Interactive, Inc., Class A(1)	440,119	48,505,515
Life Sciences Tools and Services — 2.7%
Mettler-Toledo International, Inc.(1)	93,371	93,175,855
Repligen Corp.(1)	244,420	40,713,039
		133,888,894
Machinery — 2.7%
Graco, Inc.	938,634	58,101,445
Parker-Hannifin Corp.	361,056	75,229,628
		133,331,073
Personal Products — 1.3%
Shiseido Co. Ltd.	1,065,300	65,946,706
Pharmaceuticals — 1.9%
Horizon Therapeutics plc(1)	756,248	56,665,663
Jazz Pharmaceuticals plc(1)	244,220	35,192,102
		91,857,765
Professional Services — 2.3%
CoStar Group, Inc.(1)	54,579	44,951,810
11

	Shares	Value
Verisk Analytics, Inc.	391,958	$69,756,765
		114,708,575
Road and Rail — 0.8%
J.B. Hunt Transport Services, Inc.	343,656	41,836,681
Semiconductors and Semiconductor Equipment — 8.4%
Advanced Micro Devices, Inc.(1)	558,036	42,014,531
Marvell Technology Group Ltd.	1,886,045	70,745,548
Skyworks Solutions, Inc.	701,744	99,149,410
Teradyne, Inc.	829,780	72,896,173
Xilinx, Inc.	1,089,902	129,360,468
		414,166,130
Software — 16.5%
Atlassian Corp. plc, Class A(1)	218,384	41,846,742
Cadence Design Systems, Inc.(1)	1,398,765	152,982,928
Coupa Software, Inc.(1)	174,866	46,811,628
DocuSign, Inc.(1)	325,299	65,791,723
Envestnet, Inc.(1)	543,914	41,739,960
HubSpot, Inc.(1)	255,058	73,984,674
Manhattan Associates, Inc.(1)	951,904	81,387,792
Palo Alto Networks, Inc.(1)	365,626	80,872,815
RingCentral, Inc., Class A(1)	255,188	65,925,268
Slack Technologies, Inc., Class A(1)	2,388,917	61,108,497
Splunk, Inc.(1)	526,759	104,319,353
		816,771,380
Specialty Retail — 3.4%
Burlington Stores, Inc.(1)	360,250	69,737,195
Five Below, Inc.(1)	352,465	46,997,683
Lithia Motors, Inc., Class A	218,921	50,257,694
		166,992,572
Textiles, Apparel and Luxury Goods — 1.5%
lululemon athletica, Inc.(1)	236,456	75,498,036
Trading Companies and Distributors — 0.8%
W.W. Grainger, Inc.	112,546	39,393,351
TOTAL COMMON STOCKS (Cost $3,805,959,166)		4,941,669,289
TEMPORARY CASH INVESTMENTS — 0.5%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.50% - 3.375%, 6/30/21 - 11/15/48, valued at $9,737,759), in a joint trading account at 0.06%, dated 10/30/20, due 11/2/20 (Delivery value $9,580,536)		9,580,488
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.125%, 7/15/30, valued at $17,029,928), at 0.06%, dated 10/30/20, due 11/2/20 (Delivery value $16,696,083)		16,696,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	708	708
TOTAL TEMPORARY CASH INVESTMENTS (Cost $26,277,196)		26,277,196
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $12,856,261)	12,856,261	12,856,261
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $3,845,092,623)		4,980,802,746
OTHER ASSETS AND LIABILITIES — (0.4)%		(20,296,017)
TOTAL NET ASSETS — 100.0%		$4,960,506,729
12

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	164,908,440	USD	1,565,107	Bank of America N.A.	12/30/20	$11,401
JPY	304,888,860	USD	2,917,471	Bank of America N.A.	12/30/20	(2,765)
USD	57,473,652	JPY	6,029,704,530	Bank of America N.A.	12/30/20	(169,698)
USD	2,724,057	JPY	287,631,000	Bank of America N.A.	12/30/20	(25,665)
USD	1,334,084	JPY	140,939,190	Bank of America N.A.	12/30/20	(13,280)
USD	1,441,220	JPY	151,485,660	Bank of America N.A.	12/30/20	(6,967)
USD	2,172,886	JPY	227,228,490	Bank of America N.A.	12/30/20	605
						$(206,369)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
JPY	-	Japanese Yen
USD	-	United States Dollar
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $12,597,212. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $12,856,261.

See Notes to Financial Statements.
13

Statement of Assets and Liabilities

OCTOBER 31, 2020
Assets
Investment securities, at value (cost of $3,832,236,362) — including $12,597,212 of securities on loan	$4,967,946,485
Investment made with cash collateral received for securities on loan, at value (cost of $12,856,261)	12,856,261
Total investment securities, at value (cost of $3,845,092,623)	4,980,802,746
Receivable for investments sold	4,707,368
Receivable for capital shares sold	1,315,062
Unrealized appreciation on forward foreign currency exchange contracts	12,006
Dividends and interest receivable	511,977
Securities lending receivable	7,515
4,987,356,674

Liabilities
Payable for collateral received for securities on loan	12,856,261
Payable for investments purchased	4,839,017
Payable for capital shares redeemed	4,542,372
Unrealized depreciation on forward foreign currency exchange contracts	218,375
Accrued management fees	4,288,730
Distribution and service fees payable	105,190
26,849,945

Net Assets	$4,960,506,729

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,137,672,875
Distributable earnings	1,822,833,854
$4,960,506,729

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$4,083,843,478	167,487,419	$24.38
I Class, $0.01 Par Value	$328,635,896	12,328,954	$26.66
Y Class, $0.01 Par Value	$52,977,545	1,955,084	$27.10
A Class, $0.01 Par Value	$281,636,680	12,998,064	$21.67*
C Class, $0.01 Par Value	$31,676,544	2,081,092	$15.22
R Class, $0.01 Par Value	$31,861,687	1,477,151	$21.57
R5 Class, $0.01 Par Value	$1,338,561	50,213	$26.66
R6 Class, $0.01 Par Value	$148,536,338	5,481,633	$27.10
*Maximum offering price $22.99 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $28,307)	$24,023,423
Interest	287,447
Securities lending, net	32,927
24,343,797

Expenses:
Management fees	44,748,645
Distribution and service fees:
A Class	660,263
C Class	345,144
R Class	159,983
Directors' fees and expenses	148,549
Other expenses	3,458
46,066,042

Net investment income (loss)	(21,722,245)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	743,725,789
Forward foreign currency exchange contract transactions	(1,057,145)
Foreign currency translation transactions	(22,007)
742,646,637

Change in net unrealized appreciation (depreciation) on:
Investments	310,240,150
Forward foreign currency exchange contracts	(302,500)
Translation of assets and liabilities in foreign currencies	194
309,937,844

Net realized and unrealized gain (loss)	1,052,584,481

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,030,862,236

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2020 AND OCTOBER 31, 2019
Increase (Decrease) in Net Assets	October 31, 2020	October 31, 2019
Operations
Net investment income (loss)	$(21,722,245)	$(17,330,407)
Net realized gain (loss)	742,646,637	519,001,944
Change in net unrealized appreciation (depreciation)	309,937,844	196,321,808
Net increase (decrease) in net assets resulting from operations	1,030,862,236	697,993,345

Distributions to Shareholders
From earnings:
Investor Class	(393,425,552)	(679,904,197)
I Class	(30,338,935)	(41,064,427)
Y Class	(5,616,329)	(1,986,316)
A Class	(31,178,565)	(53,942,496)
C Class	(6,010,954)	(13,662,155)
R Class	(3,890,228)	(6,464,936)
R5 Class	(409,601)	(529,611)
R6 Class	(13,008,625)	(22,767,081)
Decrease in net assets from distributions	(483,878,789)	(820,321,219)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(129,879,890)	119,035,175

Net increase (decrease) in net assets	417,103,557	(3,292,699)

Net Assets
Beginning of period	4,543,403,172	4,546,695,871
End of period	$4,960,506,729	$4,543,403,172

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2020

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Heritage Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.
2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.
Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

17

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

18

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$12,856,261	—	—	—	$12,856,261
Gross amount of recognized liabilities for securities lending transactions					$12,856,261

(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

19

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 5% of the shares of the fund.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

The annual management fee for each class is as follows:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.000%	0.800%	0.650%	1.000%	1.000%	1.000%	0.800%	0.650%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2020 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $942,759 and $10,534,618, respectively. The effect of interfund transactions on the Statement of Operations was $8,033,372 in net realized gain (loss) on investment transactions.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2020 were $3,847,869,301 and $4,431,315,317, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2020		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	2,100,000,000		2,100,000,000
Sold	8,318,301	$170,505,402	8,881,792	$183,562,881
Issued in reinvestment of distributions	18,572,102	380,170,938	38,287,328	660,456,399
Redeemed	(29,696,397)	(623,476,372)	(40,207,691)	(832,873,931)
	(2,805,994)	(72,800,032)	6,961,429	11,145,349
I Class/Shares Authorized	175,000,000		175,000,000
Sold	3,026,131	72,188,642	8,282,472	187,142,858
Issued in reinvestment of distributions	1,292,245	28,868,755	2,030,579	37,809,381
Redeemed	(6,286,808)	(144,634,896)	(6,042,339)	(132,802,177)
	(1,968,432)	(43,577,499)	4,270,712	92,150,062
Y Class/Shares Authorized	30,000,000		30,000,000
Sold	2,100,087	50,592,554	879,608	20,066,401
Issued in reinvestment of distributions	242,850	5,507,845	88,190	1,662,380
Redeemed	(1,637,996)	(41,380,807)	(106,938)	(2,450,380)
	704,941	14,719,592	860,860	19,278,401
A Class/Shares Authorized	170,000,000		170,000,000
Sold	2,133,477	40,359,264	2,764,436	52,092,399
Issued in reinvestment of distributions	1,643,351	29,958,297	3,291,370	51,312,456
Redeemed	(4,216,962)	(78,996,914)	(5,543,255)	(103,070,801)
	(440,134)	(8,679,353)	512,551	334,054
C Class/Shares Authorized	70,000,000		70,000,000
Sold	102,610	1,363,953	219,280	2,780,542
Issued in reinvestment of distributions	435,672	5,615,807	1,097,917	12,768,775
Redeemed	(1,194,272)	(16,177,174)	(1,930,896)	(27,011,815)
	(655,990)	(9,197,414)	(613,699)	(11,462,498)
R Class/Shares Authorized	40,000,000		40,000,000
Sold	308,951	5,835,185	346,118	6,576,154
Issued in reinvestment of distributions	212,437	3,864,234	408,317	6,369,746
Redeemed	(719,551)	(13,655,328)	(594,071)	(11,067,893)
	(198,163)	(3,955,909)	160,364	1,878,007
R5 Class/Shares Authorized	30,000,000		30,000,000
Sold	45,219	1,091,389	21,011	467,950
Issued in reinvestment of distributions	18,335	409,601	28,443	529,611
Redeemed	(169,115)	(3,123,113)	(17,479)	(385,887)
	(105,561)	(1,622,123)	31,975	611,674
R6 Class/Shares Authorized	70,000,000		70,000,000
Sold	1,630,358	37,972,288	1,574,058	35,568,182
Issued in reinvestment of distributions	573,408	13,004,903	1,207,802	22,767,071
Redeemed	(2,378,050)	(55,744,343)	(2,453,088)	(53,235,127)
	(174,284)	(4,767,152)	328,772	5,100,126
Net increase (decrease)	(5,643,617)	$(129,879,890)	12,512,964	$119,035,175
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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$4,875,722,583	$65,946,706	—
Temporary Cash Investments	708	26,276,488	—
Temporary Cash Investments - Securities Lending Collateral	12,856,261	—	—
	$4,888,579,552	$92,223,194	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$12,006	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$218,375	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $52,182,270.
22

The value of foreign currency risk derivative instruments as of October 31, 2020, is disclosed on the Statement of Assets and Liabilities as an asset of $12,006 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $218,375 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2020, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(1,057,145) in net realized gain (loss) on forward foreign currency exchange contract transactions and $(302,500) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

On December 8, 2020, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 7, 2020 of $3.5469 for the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class.

The tax character of distributions paid during the years ended October 31,2020 and October 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	—	$83,304,333
Long-term capital gains	$483,878,789	$737,016,886

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,849,935,204
Gross tax appreciation of investments	$1,250,442,580
Gross tax depreciation of investments	(119,575,038)
Net tax appreciation (depreciation) of investments	1,130,867,542
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	194
Net tax appreciation (depreciation)	$1,130,867,736
Undistributed ordinary income	—
Accumulated long-term gains	$714,811,654
Late-year ordinary loss deferral	$(22,845,536)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$21.74	(0.10)	5.09	4.99	(2.35)	$24.38	25.00%	1.00%	(0.47)%	85%	$4,083,843
2019	$23.19	(0.08)	2.95	2.87	(4.32)	$21.74	17.22%	1.00%	(0.38)%	82%	$3,702,699
2018	$23.67	(0.07)	1.70	1.63	(2.11)	$23.19	7.16%	1.00%	(0.30)%	85%	$3,787,202
2017	$21.28	(0.03)	4.18	4.15	(1.76)	$23.67	20.77%	1.01%	(0.15)%	56%	$4,083,669
2016	$24.59	(0.05)	(0.53)	(0.58)	(2.73)	$21.28	(2.26)%	1.00%	(0.21)%	62%	$3,823,112
I Class
2020	$23.52	(0.06)	5.55	5.49	(2.35)	$26.66	25.25%	0.80%	(0.27)%	85%	$328,636
2019	$24.66	(0.04)	3.22	3.18	(4.32)	$23.52	17.50%	0.80%	(0.18)%	82%	$336,242
2018	$25.00	(0.03)	1.80	1.77	(2.11)	$24.66	7.35%	0.80%	(0.10)%	85%	$247,267
2017	$22.34	—(3)	4.42	4.42	(1.76)	$25.00	21.01%	0.81%	0.05%	56%	$262,095
2016	$25.62	—(3)	(0.55)	(0.55)	(2.73)	$22.34	(2.07)%	0.80%	(0.01)%	62%	$155,695

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2020	$23.84	(0.03)	5.64	5.61	(2.35)	$27.10	25.43%	0.65%	(0.12)%	85%	$52,978
2019	$24.90	(0.01)	3.27	3.26	(4.32)	$23.84	17.68%	0.65%	(0.03)%	82%	$29,803
2018	$25.19	—(3)	1.82	1.82	(2.11)	$24.90	7.51%	0.65%	0.05%	85%	$9,694
2017(4)	$22.84	0.02	2.33	2.35	—	$25.19	10.29%	0.66%(5)	0.12%(5)	56%(6)	$6
A Class
2020	$19.61	(0.14)	4.55	4.41	(2.35)	$21.67	24.73%	1.25%	(0.72)%	85%	$281,637
2019	$21.42	(0.12)	2.63	2.51	(4.32)	$19.61	16.91%	1.25%	(0.63)%	82%	$263,578
2018	$22.07	(0.12)	1.58	1.46	(2.11)	$21.42	6.89%	1.25%	(0.55)%	85%	$276,813
2017	$20.00	(0.08)	3.91	3.83	(1.76)	$22.07	20.48%	1.26%	(0.40)%	56%	$353,039
2016	$23.33	(0.09)	(0.51)	(0.60)	(2.73)	$20.00	(2.53)%	1.25%	(0.46)%	62%	$570,298
C Class
2020	$14.54	(0.20)	3.23	3.03	(2.35)	$15.22	23.73%	2.00%	(1.47)%	85%	$31,677
2019	$17.18	(0.19)	1.87	1.68	(4.32)	$14.54	16.06%	2.00%	(1.38)%	82%	$39,794
2018	$18.22	(0.23)	1.30	1.07	(2.11)	$17.18	6.13%	2.00%	(1.30)%	85%	$57,552
2017	$16.92	(0.19)	3.25	3.06	(1.76)	$18.22	19.58%	2.01%	(1.15)%	56%	$88,629
2016	$20.31	(0.21)	(0.45)	(0.66)	(2.73)	$16.92	(3.29)%	2.00%	(1.21)%	62%	$103,292

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2020	$19.58	(0.18)	4.52	4.34	(2.35)	$21.57	24.37%	1.50%	(0.97)%	85%	$31,862
2019	$21.43	(0.17)	2.64	2.47	(4.32)	$19.58	16.66%	1.50%	(0.88)%	82%	$32,803
2018	$22.13	(0.18)	1.59	1.41	(2.11)	$21.43	6.62%	1.50%	(0.80)%	85%	$32,464
2017	$20.10	(0.13)	3.92	3.79	(1.76)	$22.13	20.16%	1.51%	(0.65)%	56%	$39,033
2016	$23.48	(0.15)	(0.50)	(0.65)	(2.73)	$20.10	(2.75)%	1.50%	(0.71)%	62%	$43,875
R5 Class
2020	$23.52	(0.04)	5.53	5.49	(2.35)	$26.66	25.25%	0.80%	(0.27)%	85%	$1,339
2019	$24.66	(0.04)	3.22	3.18	(4.32)	$23.52	17.50%	0.80%	(0.18)%	82%	$3,663
2018	$25.00	(0.04)	1.81	1.77	(2.11)	$24.66	7.35%	0.80%	(0.10)%	85%	$3,053
2017(4)	$22.69	—(3)	2.31	2.31	—	$25.00	10.18%	0.81%(5)	(0.03)%(5)	56%(6)	$114
R6 Class
2020	$23.84	(0.03)	5.64	5.61	(2.35)	$27.10	25.43%	0.65%	(0.12)%	85%	$148,536
2019	$24.90	(0.01)	3.27	3.26	(4.32)	$23.84	17.68%	0.65%	(0.03)%	82%	$134,822
2018	$25.19	0.02	1.80	1.82	(2.11)	$24.90	7.51%	0.65%	0.05%	85%	$132,651
2017	$22.46	0.04	4.45	4.49	(1.76)	$25.19	21.22%	0.66%	0.20%	56%	$186,335
2016	$25.72	0.03	(0.56)	(0.53)	(2.73)	$22.46	(1.93)%	0.65%	0.14%	62%	$123,681

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
(4)April 10, 2017 (commencement of sale) through October 31, 2017.
(5)Annualized.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Heritage Fund (the “Fund”), one of the funds constituting the American Century Mutual Funds, Inc., as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Heritage Fund of the American Century Mutual Funds, Inc. as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

31

Approval of Management Agreement

At a meeting held on June 24, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or
32

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period, at its benchmark for the five-year period and below its benchmark for the three- and ten-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor, including steps being taken to address underperformance, and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services
33

provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.
34

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $511,302,077, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2020.

The fund utilized earnings and profits of $27,423,288 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90977 2012

Annual Report

October 31, 2020

NT Growth Fund
G Class (ACLTX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of October 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLTX	27.44%	16.74%	15.07%	5/12/06
Russell 1000 Growth Index	—	29.22%	17.30%	16.29%	—
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2010

Value on October 31, 2020
G Class — $40,737

Russell 1000 Growth Index — $45,290

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class	0.63%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Portfolio Commentary

Portfolio Managers: Gregory Woodhams, Justin Brown and Scott Marolf

Senior financial analyst Scott Marolf was added to the fund’s portfolio management team in February of 2020.

Performance Summary

NT Growth returned 27.44%* for the 12 months ended October 31, 2020, lagging the 29.22% return of the fund’s benchmark, the Russell 1000 Growth Index.

U.S. stocks delivered strong returns during the reporting period, which was marked by extreme volatility. Stocks initially rose to all-time highs in February, before the COVID-19 pandemic and measures to combat it led to the first recession and bear market in stocks since the 2008-09 financial crisis. Massive monetary and fiscal stimulus helped support the economy and markets, and stocks recovered the ground lost earlier. Within the Russell 1000 Growth Index, all sectors posted gains except for energy, which struggled with the declining price of oil amid falling demand, and industrials, which declined modestly on concerns about global economic weakness. Consumer discretionary and information technology led the benchmark’s performance.

Stock selection in the health care, consumer discretionary and communication services sectors detracted from fund performance relative to the benchmark. Stock decisions in the industrials and information technology sectors benefited relative performance, as did underweighting industrials.

Health Care and Communication Services Stocks Led Detractors

Stock selection in the health care equipment and supplies industry weighed on relative performance in the health care sector. The industry felt the effects of stay-at-home mandates due to the pandemic as hospitals and individuals postponed voluntary procedures. In the consumer discretionary sector, our underweight to Tesla relative to the benchmark detracted. The electric car company’s stock outperformed due to solid fundamental reports and strong demand for its vehicles. Retail investors also reacted positively to the announcement of a five-for-one stock split.

In the communication services sector, entertainment companies such as The Walt Disney Co. struggled. Disney was forced to close its theme parks. The company’s weakness was exacerbated by the impact of delayed movie releases and a lack of live sports on its ESPN network. We maintained a position in Disney based on its growth in streaming and an eventual recovery in its cyclical media and theme park assets.

Elsewhere, Visa underperformed after the payments company reported declining revenues due primarily to weakness in cross-border transactions as a result of pandemic-related travel restrictions. We maintained a position in Visa based on our favorable view on payment networks. We were also underweight Apple, which detracted from performance. The consumer electronics company delivered solid results with strength in most work-from-home categories, including iPads and Macs, as well as solid growth in services. Also, the company split its stock four-for-one to make the equity more appealing to retail investors.

Dow was a significant detractor. The chemicals company faced the perfect storm of lower global gross domestic product having an impact on polyethylene demand and significantly lower oil prices diminishing Dow’s relative feedstock cost advantage. We eliminated our holding. The stock of multibrand restaurant owner Darden Restaurants fell sharply due to the social distancing restrictions implemented to fight the pandemic. We eliminated Darden on our belief it will take longer for some restaurants to fully recovery from the pandemic.

*Fund returns would have been lower if a portion of the fees had not been waived.
3

Industrials Aided Performance

Stock decisions among aerospace and defense companies and an underweight allocation to the industry benefited relative performance in the industrials sector. Our lighter exposure to The Boeing Co. aided results as the airplane manufacturer and defense contractor was hurt by the sharply reduced air travel, which curtailed demand for its planes. It also faced continuing difficulties with safety issues with its 737 MAX airplane. We eliminated Boeing during the first quarter of 2020.

In the information technology sector, stock selection in IT services helped performance, as did an overweight allocation to semiconductors and semiconductor equipment. Cloud computing firm Fastly was a key contributor. The company provides a variety of services, including a content delivery network that allows companies to cache data and other content that can then be retrieved by end users. Fastly benefited from the stay-at-home environment. PayPal Holdings outperformed. The payment services company reported better-than-expected earnings, helped by increased use of digital payments during the pandemic. Chipmaker NVIDIA reported solid results and guidance due to strength in its data center and gaming businesses. The data center business is being driven by the launch of new products that are based on a new architecture and a leading process node, which is driving better price/performance per chip. The company also announced the proposed acquisition of ARM Holdings, which has the ability to broaden NVIDIA’s reach in semiconductors. Microsoft was a key contributor. The software giant was buoyed by the breadth of its businesses, its transition to a subscription model and strength in its cloud division.

Other top contributors included Amazon. The retailer continued to benefit from the shift of consumer spending trends toward online purchasing. This is especially important for Amazon’s progress with consumables, including grocery and fresh foods, which has been a slower area of progress. Amazon could also benefit from potential rising demand for more cloud usage.

Outlook

We believe stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection, as well as capitalization range allocations, are primarily due to identifying what we believe to be superior individual securities.

At period-end, our largest sector allocation relative to the benchmark was information technology. The largest underweight was health care.

4

Fund Characteristics

OCTOBER 31, 2020
Top Ten Holdings	% of net assets
Microsoft Corp.	11.8%
Amazon.com, Inc.	9.6%
Apple, Inc.	8.8%
Alphabet, Inc., Class A	6.9%
Visa, Inc., Class A	4.4%
NVIDIA Corp.	3.5%
PayPal Holdings, Inc.	3.4%
Facebook, Inc., Class A	2.8%
Procter & Gamble Co. (The)	2.3%
UnitedHealth Group, Inc.	2.1%

Top Five Industries	% of net assets
Software	17.6%
Internet and Direct Marketing Retail	10.8%
Interactive Media and Services	10.3%
IT Services	9.1%
Technology Hardware, Storage and Peripherals	8.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.7%
Temporary Cash Investments	0.2%
Temporary Cash Investments - Securities Lending Collateral	1.2%
Other Assets and Liabilities	(1.1)%
5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period(1) 5/1/20 - 10/31/20	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$1,193.30	$0.06	0.01%
Hypothetical
G Class	$1,000	$1,025.09	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

OCTOBER 31, 2020

	Shares	Value
COMMON STOCKS — 99.7%
Aerospace and Defense — 1.0%
Lockheed Martin Corp.	37,792	$13,232,113
Auto Components — 1.2%
Aptiv plc	153,563	14,817,294
Automobiles — 0.7%
Tesla, Inc.(1)	22,290	8,649,412
Biotechnology — 3.4%
Amgen, Inc.	110,308	23,930,217
CRISPR Therapeutics AG(1)(2)	65,708	6,033,309
Vertex Pharmaceuticals, Inc.(1)	66,381	13,831,145
		43,794,671
Building Products — 1.2%
Masco Corp.	233,735	12,528,196
Trex Co., Inc.(1)	41,298	2,871,863
		15,400,059
Capital Markets — 1.4%
S&P Global, Inc.	55,228	17,823,732
Electrical Equipment — 1.5%
Ballard Power Systems, Inc.(1)(2)	274,292	4,051,293
Generac Holdings, Inc.(1)	20,927	4,397,809
Rockwell Automation, Inc.	48,342	11,462,855
		19,911,957
Electronic Equipment, Instruments and Components — 1.8%
CDW Corp.	46,172	5,660,687
Cognex Corp.	110,331	7,270,813
Keysight Technologies, Inc.(1)	94,843	9,946,186
		22,877,686
Entertainment — 1.6%
Liberty Media Corp.-Liberty Formula One, Class C(1)	119,422	4,314,717
Take-Two Interactive Software, Inc.(1)	62,918	9,747,256
Walt Disney Co. (The)	56,143	6,807,339
		20,869,312
Equity Real Estate Investment Trusts (REITs) — 1.5%
SBA Communications Corp.	67,123	19,490,506
Food Products — 1.6%
Beyond Meat, Inc.(1)	22,289	3,174,622
Mondelez International, Inc., Class A	294,391	15,638,050
Vital Farms, Inc.(1)	50,068	1,730,350
		20,543,022
Health Care Equipment and Supplies — 2.4%
DexCom, Inc.(1)	18,613	5,948,343
Edwards Lifesciences Corp.(1)	76,937	5,515,614
IDEXX Laboratories, Inc.(1)	11,853	5,035,391
Insulet Corp.(1)	13,573	3,016,599
Intuitive Surgical, Inc.(1)	17,229	11,493,121
		31,009,068
7

	Shares	Value
Health Care Providers and Services — 2.5%
Quest Diagnostics, Inc.	38,340	$4,682,848
UnitedHealth Group, Inc.	88,118	26,888,326
		31,571,174
Health Care Technology — 0.7%
Teladoc Health, Inc.(1)(2)	28,620	5,622,685
Veeva Systems, Inc., Class A(1)	12,778	3,450,699
		9,073,384
Hotels, Restaurants and Leisure — 1.5%
Chipotle Mexican Grill, Inc.(1)	9,229	11,088,459
Domino's Pizza, Inc.	23,289	8,810,694
		19,899,153
Household Products — 2.3%
Procter & Gamble Co. (The)	217,975	29,884,373
Insurance — 0.8%
Progressive Corp. (The)	91,507	8,409,493
Root, Inc., Class A(1)	36,800	882,096
SelectQuote, Inc.(1)	89,844	1,547,114
		10,838,703
Interactive Media and Services — 10.3%
Alphabet, Inc., Class A(1)	54,407	87,927,697
Facebook, Inc., Class A(1)	137,329	36,132,633
Twitter, Inc.(1)	198,132	8,194,739
		132,255,069
Internet and Direct Marketing Retail — 10.8%
Amazon.com, Inc.(1)	40,516	123,012,653
Chewy, Inc., Class A(1)(2)	146,627	9,032,223
Expedia Group, Inc.	64,850	6,105,628
		138,150,504
IT Services — 9.1%
Fastly, Inc., Class A(1)(2)	78,642	4,994,553
Okta, Inc.(1)	18,447	3,870,734
PayPal Holdings, Inc.(1)	233,857	43,527,803
Snowflake, Inc., Class A(1)	138	34,503
Twilio, Inc., Class A(1)	14,315	3,993,456
VeriSign, Inc.(1)	21,257	4,053,710
Visa, Inc., Class A	308,166	55,996,844
		116,471,603
Life Sciences Tools and Services — 0.9%
Adaptive Biotechnologies Corp.(1)	104,451	4,813,102
Agilent Technologies, Inc.	42,616	4,350,668
Repligen Corp.(1)	12,916	2,151,418
		11,315,188
Machinery — 0.4%
Cummins, Inc.	20,604	4,530,614
Personal Products — 0.6%
Estee Lauder Cos., Inc. (The), Class A	34,111	7,492,822
Pharmaceuticals — 2.5%
Merck & Co., Inc.	128,022	9,628,535
Novo Nordisk A/S, B Shares	210,318	13,450,208
Zoetis, Inc.	55,201	8,752,118
		31,830,861
8

	Shares	Value
Road and Rail — 1.0%
Lyft, Inc., Class A(1)	115,417	$2,634,970
Union Pacific Corp.	59,588	10,558,398
		13,193,368
Semiconductors and Semiconductor Equipment — 7.8%
Advanced Micro Devices, Inc.(1)	160,104	12,054,230
Analog Devices, Inc.	62,855	7,450,203
ASML Holding NV	52,600	19,122,977
Broadcom, Inc.	47,207	16,504,984
NVIDIA Corp.	89,562	44,902,804
		100,035,198
Software — 17.6%
Datadog, Inc., Class A(1)	53,843	4,886,252
DocuSign, Inc.(1)	18,231	3,687,220
JFrog Ltd.(1)	355	25,713
Microsoft Corp.	749,768	151,805,527
PagerDuty, Inc.(1)(2)	217,227	5,886,852
salesforce.com, Inc.(1)	92,032	21,376,273
Slack Technologies, Inc., Class A(1)	338,599	8,661,362
Splunk, Inc.(1)	63,334	12,542,665
Workday, Inc., Class A(1)	18,610	3,910,333
Zendesk, Inc.(1)	122,993	13,644,843
		226,427,040
Specialty Retail — 1.1%
Home Depot, Inc. (The)	23,305	6,215,677
TJX Cos., Inc. (The)	161,819	8,220,405
		14,436,082
Technology Hardware, Storage and Peripherals — 8.8%
Apple, Inc.	1,031,748	112,316,087
Textiles, Apparel and Luxury Goods — 1.7%
NIKE, Inc., Class B	179,286	21,528,663
TOTAL COMMON STOCKS (Cost $837,384,802)		1,279,668,718
TEMPORARY CASH INVESTMENTS — 0.2%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.50% - 3.375%, 6/30/21 - 11/15/48, valued at $925,834), in a joint trading account at 0.06%, dated 10/30/20, due 11/2/20 (Delivery value $910,886)		910,881
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 2/15/44, valued at $1,617,856), at 0.06%, dated 10/30/20, due 11/2/20 (Delivery value $1,586,008)		1,586,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	99	99
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,496,980)		2,496,980
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 1.2%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $15,064,521)	15,064,521	15,064,521
TOTAL INVESTMENT SECURITIES — 101.1% (Cost $854,946,303)		1,297,230,219
OTHER ASSETS AND LIABILITIES — (1.1)%		(14,514,082)
TOTAL NET ASSETS — 100.0%		$1,282,716,137
9

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	677,357	USD	795,075	Credit Suisse AG	12/31/20	$(5,042)
EUR	402,390	USD	477,863	Credit Suisse AG	12/31/20	(8,536)
EUR	482,868	USD	571,963	Credit Suisse AG	12/31/20	(8,771)
USD	16,187,640	EUR	13,790,800	Credit Suisse AG	12/31/20	102,776
USD	514,281	EUR	438,158	Credit Suisse AG	12/31/20	3,237
USD	520,812	EUR	440,394	Credit Suisse AG	12/31/20	7,160
USD	849,815	EUR	722,067	Credit Suisse AG	12/31/20	7,634
						$98,458

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
USD	-	United States Dollar
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $29,565,239. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $31,772,212, which includes securities collateral of $16,707,691.

See Notes to Financial Statements.
10

Statement of Assets and Liabilities

OCTOBER 31, 2020
Assets
Investment securities, at value (cost of $839,881,782) — including $29,565,239 of securities on loan	$1,282,165,698
Investment made with cash collateral received for securities on loan, at value (cost of $15,064,521)	15,064,521
Total investment securities, at value (cost of $854,946,303)	1,297,230,219
Receivable for investments sold	942,051
Receivable for capital shares sold	636
Unrealized appreciation on forward foreign currency exchange contracts	120,807
Dividends and interest receivable	284,887
Securities lending receivable	11,488
1,298,590,088

Liabilities
Payable for collateral received for securities on loan	15,064,521
Payable for investments purchased	786,524
Payable for capital shares redeemed	557
Unrealized depreciation on forward foreign currency exchange contracts	22,349
15,873,951

Net Assets	$1,282,716,137

G Class Capital Shares, $0.01 Par Value
Shares authorized	780,000,000
Shares outstanding	64,147,672

Net Asset Value Per Share	$20.00

Net Assets Consist of:
Capital (par value and paid-in surplus)	$688,736,770
Distributable earnings	593,979,367
$1,282,716,137

See Notes to Financial Statements.
11

Statement of Operations

YEAR ENDED OCTOBER 31, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $59,352)	$8,765,781
Interest	120,178
Securities lending, net	99,827
8,985,786

Expenses:
Management fees	6,004,545
Directors' fees and expenses	31,908
Other expenses	40,677
6,077,130
Fees waived	(6,004,545)
72,585

Net investment income (loss)	8,913,201

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	192,462,267
Forward foreign currency exchange contract transactions	(433,606)
Futures contract transactions	2,159,756
Foreign currency translation transactions	1,594
194,190,011

Change in net unrealized appreciation (depreciation) on:
Investments	10,657,655
Forward foreign currency exchange contracts	163,582
Futures contracts	(191,844)
Translation of assets and liabilities in foreign currencies	3,353
10,632,746

Net realized and unrealized gain (loss)	204,822,757

Net Increase (Decrease) in Net Assets Resulting from Operations	$213,735,958

See Notes to Financial Statements.
12

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2020 AND OCTOBER 31, 2019
Increase (Decrease) in Net Assets	October 31, 2020	October 31, 2019
Operations
Net investment income (loss)	$8,913,201	$13,258,376
Net realized gain (loss)	194,190,011	117,578,603
Change in net unrealized appreciation (depreciation)	10,632,746	56,285,542
Net increase (decrease) in net assets resulting from operations	213,735,958	187,122,521

Distributions to Shareholders
From earnings	(121,765,935)	(183,752,693)

Capital Share Transactions
Proceeds from shares sold	642,945,523	131,041,452
Proceeds from reinvestment of distributions	121,765,935	183,752,693
Payments for shares redeemed	(651,200,701)	(400,315,276)
Net increase (decrease) in net assets from capital share transactions	113,510,757	(85,521,131)

Net increase (decrease) in net assets	205,480,780	(82,151,303)

Net Assets
Beginning of period	1,077,235,357	1,159,386,660
End of period	$1,282,716,137	$1,077,235,357

Transactions in Shares of the Fund
Sold	32,808,941	7,637,963
Issued in reinvestment of distributions	7,300,116	12,655,144
Redeemed	(35,290,362)	(23,336,412)
Net increase (decrease) in shares of the fund	4,818,695	(3,043,305)

See Notes to Financial Statements.
13

Notes to Financial Statements

OCTOBER 31, 2020

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

14

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$15,064,521	—	—	—	$15,064,521
Gross amount of recognized liabilities for securities lending transactions					$15,064,521

(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 57% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of Growth Fund, one fund in a series issued by the corporation. The management fee schedule ranges from 0.450% to 0.640%. The investment advisor agreed to waive the fund's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended October 31, 2020 was 0.62% before waiver and 0.00% after waiver.
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Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $703,032 and $641,618, respectively. The effect of interfund transactions on the Statement of Operations was $(149,244) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended October 31, 2020 were $396,463,476 and $935,959,191, respectively.

On July 22, 2020, the fund received investment securities valued at $571,173,873 from a purchase in kind from other products managed by the fund’s investment advisor. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,247,095,533	$32,573,185	—
Temporary Cash Investments	99	2,496,881	—
Temporary Cash Investments - Securities Lending Collateral	15,064,521	—	—
	$1,262,160,153	$35,070,066	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$120,807	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$22,349	—

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6. Derivative Instruments
Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $24,005,676 futures contracts purchased.
Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $16,388,568.
Value of Derivative Instruments as of October 31, 2020

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$120,807	Unrealized depreciation on forward foreign currency exchange contracts	$22,349

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2020

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$2,159,756	Change in net unrealized appreciation (depreciation) on futures contracts	$(191,844)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(433,606)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	163,582
		$1,726,150		$(28,262)

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7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

8. Federal Tax Information

On December 8, 2020, the fund declared and paid per-share distributions of $2.3161 and $0.1036 from net realized gains and net investment income, respectively to shareholders of record on December 7, 2020.

The tax character of distributions paid during the years ended October 31, 2020 and October 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$16,872,974	$30,194,756
Long-term capital gains	$104,892,961	$153,557,937

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to tax equalization, were made to capital $43,958,771 and distributable earnings $(43,958,771).
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$857,845,519
Gross tax appreciation of investments	$452,530,797
Gross tax depreciation of investments	(13,146,097)
Net tax appreciation (depreciation) of investments	439,384,700
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	2,283
Net tax appreciation (depreciation)	$439,386,983
Undistributed ordinary income	$7,815,156
Accumulated long-term gains	$146,777,228
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2020	$18.16	0.17	4.29	4.46	(0.27)	(2.35)	(2.62)	$20.00	27.44%	0.01%	0.63%	0.92%	0.30%	40%	$1,282,716
2019	$18.59	0.20	2.41	2.61	(0.22)	(2.82)	(3.04)	$18.16	18.16%	0.00%(3)	0.63%	1.20%	0.57%	43%	$1,077,235
2018	$18.38	0.20	1.80	2.00	(0.13)	(1.66)	(1.79)	$18.59	11.50%	0.00%(3)	0.62%	1.09%	0.47%	53%	$1,159,387
2017	$14.62	0.11	4.00	4.11	(0.12)	(0.23)	(0.35)	$18.38	28.64%	0.56%	0.74%	0.67%	0.49%	64%	$1,364,741
2016	$15.57	0.11	(0.06)	0.05	(0.07)	(0.93)	(1.00)	$14.62	0.49%	0.78%	0.78%	0.74%	0.74%	60%	$1,104,817

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Growth Fund (the “Fund”), one of the funds constituting the American Century Mutual Funds, Inc., as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT Growth Fund of the American Century Mutual Funds, Inc. as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 24, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or
25

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods and below its benchmark for the ten-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio
26

valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe
27

and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
28

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

29

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2020.

For corporate taxpayers, the fund hereby designates $10,986,642, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2020 as qualified for the corporate dividends received deduction.

The fund hereby designates $147,693,058, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2020.

The fund hereby designates $4,508,710 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2020.

The fund utilized earnings and profits of $43,958,771 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90986 2012

Annual Report

October 31, 2020

NT Heritage Fund
G Class (ACLWX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of October 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLWX	25.77%	13.81%	12.72%	5/12/06
Russell Midcap Growth Index	—	21.14%	14.14%	14.11%	—
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2010

Value on October 31, 2020
G Class — $33,135

Russell Midcap Growth Index — $37,485

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class	0.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Portfolio Commentary

Portfolio Managers: Rob Brookby and Nalin Yogasundram

Performance Summary

NT Heritage returned 25.77%* for the 12 months ended October 31, 2020, outpacing the 21.14% return of the fund’s benchmark, the Russell Midcap Growth Index.

U.S. stocks delivered strong returns during the reporting period, which was marked by extreme volatility. Stocks initially rose to all-time highs in February, before the COVID-19 pandemic and measures to combat it led to the first recession and bear market in stocks since the 2008-09 financial crisis. Massive monetary and fiscal stimulus helped support the economy and markets, and stocks recovered the ground lost earlier. Within the Russell Midcap Growth Index, health care and information technology were the top-performing sectors. Energy posted a significant loss as oversupply and declining oil prices weighed on the sector.

The information technology and health care sectors led outperformance relative to the benchmark due to stock selection. Stock decisions in the communication services and consumer discretionary sectors detracted.

Information Technology Led Performance

Stock selection among IT services companies led performance in the information technology sector, which was far and away the fund’s top-performing sector relative to the benchmark. Square was a significant contributor. The payments company outperformed as its main businesses—small retailers and peer to peer—both benefited from the stay-at-home restrictions. Coffee shops and restaurants have had to adjust to new business models, and individuals are increasingly using digital payments. We see these as secular trends that have been accelerated by the pandemic. Twilio was another top contributor. The company’s software allows developers to create apps that communicate with one another. In addition to its apps that support travel industries, its software enables apps that allow videoconferencing between doctors and patients, which has taken hold during the pandemic’s stay-at-home mandates.

Advanced Micro Devices aided performance. The chipmaker beat earnings expectations as it benefited from increased semiconductor demand for gaming as well as missteps by its large competitor Intel. Another top contributor, RingCentral, helps companies move their telecommunications into the cloud, providing features such as voice, video, data and call forwarding of business calls to mobile phones. We think the company has a long-term tailwind but was also seen as a beneficiary of the work-from-home environment during the pandemic.

Other significant contributors included Immunomedics, whose stock price climbed following Gilead Sciences’ announcement that it would acquire the maker of cancer drugs. As a result of the deal, Immunomedics was eliminated. Peloton Interactive, a leader in home fitness, benefited from the stay-at-home environment created by COVID-19. We think the trend will continue after the pandemic, and Peloton is expanding its offerings into lower-priced treadmills and bikes.

Communication Services Stocks Detracted

Stock selection among interactive media and services and entertainment companies weighed on relative performance. Companies such as Live Nation Entertainment fell as the pandemic curtailed live events. We eliminated our holding. We eliminated Pinterest during the fourth quarter of 2019

*Fund returns would have been lower if a portion of the fees had not been waived.

3

and so were underweight the social media stock relative to the benchmark over the course of the fiscal year. This hampered performance as Pinterest posted strong earnings and user growth.

Underweighting internet and direct marketing retail stocks hurt performance in the consumer discretionary sector as stay-at-home mandates gave a boost to the industry. Stock choices among distributors also detracted. LKQ, a provider of aftermarket automobile parts, declined as shelter-in-place restrictions in the U.S. and Europe caused people to drive fewer miles. We think this is a near-term issue and that, as restrictions are lifted, miles driven will increase, aided by low gasoline prices and ongoing weakness in air travel.

Other significant detractors included DocuSign, which was underweight relative to the benchmark. The cloud-based electronic signature company outperformed as it benefited from increased demand for its services because of social distancing mandates. Another detractor was Japan-based Shiseido, a skin care and cosmetics maker that primarily sells in duty-free shops in China and Japan. The pandemic hurt the travel industry, but we saw a pickup in China and took the opportunity to add to our position. SelectQuote, an online direct-to-consumer insurance broker, has exposure to life insurance, home and automobile insurance, and senior health insurance through Medicare Advantage. The stock lagged on concerns about profitability under competitive pressures as Walmart enters the field.

Outlook

Our process uses a combined top-down, bottom-up fundamental framework aimed at identifying mid-cap companies producing attractive, sustainable growth. We seek to reduce unintended, nonfundamental risks and align the portfolio with fundamental, company-specific risks that we believe will be rewarded over time. As a result of this approach, our sector and industry allocations reflect where we are finding opportunities at a given time.

Consumer discretionary ended the period as the portfolio’s largest overweight relative to the benchmark. Communication services ended as the largest underweight sector.

4

Fund Characteristics

OCTOBER 31, 2020
Top Ten Holdings	% of net assets
Cadence Design Systems, Inc.	3.1%
Xilinx, Inc.	2.6%
Cognex Corp.	2.5%
Veeva Systems, Inc., Class A	2.2%
Twilio, Inc., Class A	2.2%
Splunk, Inc.	2.1%
Align Technology, Inc.	2.1%
Square, Inc., Class A	2.0%
Skyworks Solutions, Inc.	2.0%
Teleflex, Inc.	1.9%

Top Five Industries	% of net assets
Software	16.5%
Semiconductors and Semiconductor Equipment	8.3%
Health Care Equipment and Supplies	7.5%
Electronic Equipment, Instruments and Components	4.2%
IT Services	4.2%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.5%
Temporary Cash Investments	0.5%
Temporary Cash Investments - Securities Lending Collateral	0.7%
Other Assets and Liabilities	(0.7)%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period(1) 5/1/20 - 10/31/20	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$1,278.70	$0.06	0.01%
Hypothetical
G Class	$1,000	$1,025.09	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

OCTOBER 31, 2020

	Shares	Value
COMMON STOCKS — 99.5%
Auto Components — 1.1%
Aptiv plc	102,697	$9,909,234
Beverages — 1.3%
Boston Beer Co., Inc. (The), Class A(1)	11,864	12,328,832
Biotechnology — 3.8%
ACADIA Pharmaceuticals, Inc.(1)	137,382	6,381,394
Alnylam Pharmaceuticals, Inc.(1)	71,682	8,814,735
Argenx SE, ADR(1)	25,583	6,347,910
Seagen, Inc.(1)	52,918	8,826,722
Turning Point Therapeutics, Inc.(1)	57,525	5,303,230
		35,673,991
Building Products — 2.9%
Fortune Brands Home & Security, Inc.	168,296	13,610,098
Trane Technologies plc	99,966	13,270,486
		26,880,584
Capital Markets — 3.7%
LPL Financial Holdings, Inc.	119,308	9,536,288
MarketAxess Holdings, Inc.	21,303	11,479,122
MSCI, Inc.	39,606	13,855,763
		34,871,173
Chemicals — 0.5%
Albemarle Corp.	51,096	4,762,658
Communications Equipment — 2.2%
Arista Networks, Inc.(1)	38,469	8,036,174
F5 Networks, Inc.(1)	96,392	12,814,353
		20,850,527
Containers and Packaging — 3.0%
Avery Dennison Corp.	96,188	13,311,457
Ball Corp.	168,707	15,014,923
		28,326,380
Distributors — 0.8%
LKQ Corp.(1)	234,579	7,504,182
Diversified Consumer Services — 0.3%
Chegg, Inc.(1)	33,684	2,473,753
Electrical Equipment — 4.1%
AMETEK, Inc.	131,036	12,867,735
Generac Holdings, Inc.(1)	18,900	3,971,835
nVent Electric plc	380,545	6,868,838
Rockwell Automation, Inc.	27,352	6,485,706
Sensata Technologies Holding plc(1)	195,476	8,544,256
		38,738,370
Electronic Equipment, Instruments and Components — 4.2%
Cognex Corp.	347,831	22,922,063
Keysight Technologies, Inc.(1)	158,759	16,649,056
		39,571,119
Entertainment — 2.5%
Roku, Inc.(1)	57,037	11,544,289
7

	Shares	Value
Zynga, Inc., Class A(1)	1,270,048	$11,417,731
		22,962,020
Health Care Equipment and Supplies — 7.5%
Align Technology, Inc.(1)	45,138	19,232,399
DexCom, Inc.(1)	22,582	7,216,756
IDEXX Laboratories, Inc.(1)	28,857	12,259,031
Masimo Corp.(1)	59,703	13,362,725
Teleflex, Inc.	55,761	17,744,823
		69,815,734
Health Care Providers and Services — 3.2%
Amedisys, Inc.(1)	54,887	14,215,733
Encompass Health Corp.	255,730	15,678,806
		29,894,539
Health Care Technology — 3.1%
Teladoc Health, Inc.(1)(2)	42,166	8,283,932
Veeva Systems, Inc., Class A(1)	77,574	20,948,859
		29,232,791
Hotels, Restaurants and Leisure — 2.9%
Chipotle Mexican Grill, Inc.(1)	14,284	17,161,940
Las Vegas Sands Corp.	215,493	10,356,594
		27,518,534
Household Durables — 1.3%
D.R. Horton, Inc.	174,721	11,673,110
Insurance — 0.7%
SelectQuote, Inc.(1)	371,977	6,405,444
Interactive Media and Services — 1.6%
Match Group, Inc.(1)	125,989	14,712,995
Internet and Direct Marketing Retail — 1.4%
Chewy, Inc., Class A(1)(2)	107,613	6,628,961
Wayfair, Inc., Class A(1)	25,605	6,350,808
		12,979,769
IT Services — 4.2%
Square, Inc., Class A(1)	120,549	18,670,629
Twilio, Inc., Class A(1)	74,405	20,756,763
		39,427,392
Leisure Products — 1.0%
Peloton Interactive, Inc., Class A(1)	84,495	9,312,194
Life Sciences Tools and Services — 2.7%
Mettler-Toledo International, Inc.(1)	17,665	17,628,080
Repligen Corp.(1)	45,646	7,603,254
		25,231,334
Machinery — 2.7%
Graco, Inc.	175,966	10,892,295
Parker-Hannifin Corp.	68,997	14,376,215
		25,268,510
Personal Products — 1.3%
Shiseido Co. Ltd.	201,700	12,486,108
Pharmaceuticals — 1.9%
Horizon Therapeutics plc(1)	140,023	10,491,924
Jazz Pharmaceuticals plc(1)	47,252	6,809,013
		17,300,937
Professional Services — 2.3%
CoStar Group, Inc.(1)	10,279	8,465,887
8

	Shares	Value
Verisk Analytics, Inc.	74,600	$13,276,562
		21,742,449
Road and Rail — 0.8%
J.B. Hunt Transport Services, Inc.	63,554	7,737,064
Semiconductors and Semiconductor Equipment — 8.3%
Advanced Micro Devices, Inc.(1)	103,722	7,809,229
Marvell Technology Group Ltd.	349,102	13,094,816
Skyworks Solutions, Inc.	131,863	18,630,923
Teradyne, Inc.	157,275	13,816,609
Xilinx, Inc.	205,211	24,356,494
		77,708,071
Software — 16.5%
Atlassian Corp. plc, Class A(1)	41,193	7,893,403
Cadence Design Systems, Inc.(1)	263,223	28,788,700
Coupa Software, Inc.(1)	32,984	8,829,817
DocuSign, Inc.(1)	61,772	12,493,387
Envestnet, Inc.(1)	100,599	7,719,967
HubSpot, Inc.(1)	48,687	14,122,638
Manhattan Associates, Inc.(1)	177,865	15,207,457
Palo Alto Networks, Inc.(1)	69,025	15,267,640
RingCentral, Inc., Class A(1)	48,722	12,586,841
Slack Technologies, Inc., Class A(1)	455,708	11,657,011
Splunk, Inc.(1)	99,359	19,677,056
		154,243,917
Specialty Retail — 3.4%
Burlington Stores, Inc.(1)	68,617	13,282,879
Five Below, Inc.(1)	65,204	8,694,301
Lithia Motors, Inc., Class A	41,496	9,526,237
		31,503,417
Textiles, Apparel and Luxury Goods — 1.5%
lululemon athletica, Inc.(1)	43,831	13,994,800
Trading Companies and Distributors — 0.8%
W.W. Grainger, Inc.	21,296	7,454,026
TOTAL COMMON STOCKS (Cost $763,621,592)		930,495,958
TEMPORARY CASH INVESTMENTS — 0.5%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.50% - 3.375%, 6/30/21 - 11/15/48, valued at $1,768,181), in a joint trading account at 0.06%, dated 10/30/20, due 11/2/20 (Delivery value $1,739,632)		1,739,623
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 2/15/44, valued at $3,091,689), at 0.06%, dated 10/30/20, due 11/2/20 (Delivery value $3,031,015)		3,031,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	189	189
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,770,812)		4,770,812
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.7%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $6,515,019)	6,515,019	6,515,019
TOTAL INVESTMENT SECURITIES — 100.7% (Cost $774,907,423)		941,781,789
OTHER ASSETS AND LIABILITIES — (0.7)%		(6,463,956)
TOTAL NET ASSETS — 100.0%		$935,317,833
9

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	32,477,040	USD	308,232	Bank of America N.A.	12/30/20	$2,245
JPY	33,873,750	USD	324,137	Bank of America N.A.	12/30/20	(307)
USD	11,318,851	JPY	1,187,488,980	Bank of America N.A.	12/30/20	(33,420)
USD	536,475	JPY	56,646,000	Bank of America N.A.	12/30/20	(5,055)
USD	262,734	JPY	27,756,540	Bank of America N.A.	12/30/20	(2,615)
						$(39,152)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
JPY	-	Japanese Yen
USD	-	United States Dollar
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $8,954,851. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $9,473,581, which includes securities collateral of $2,958,562.

See Notes to Financial Statements.
10

Statement of Assets and Liabilities

OCTOBER 31, 2020
Assets
Investment securities, at value (cost of $768,392,404) — including $8,954,851 of securities on loan	$935,266,770
Investment made with cash collateral received for securities on loan, at value (cost of $6,515,019)	6,515,019
Total investment securities, at value (cost of $774,907,423)	941,781,789
Receivable for investments sold	899,645
Receivable for capital shares sold	744
Unrealized appreciation on forward foreign currency exchange contracts	2,245
Dividends and interest receivable	98,255
Securities lending receivable	2,714
$942,785,392

Liabilities
Payable for collateral received for securities on loan	6,515,019
Payable for investments purchased	911,078
Payable for capital shares redeemed	65
Unrealized depreciation on forward foreign currency exchange contracts	41,397
7,467,559

Net Assets	$935,317,833

G Class Capital Shares, $0.01 Par Value
Shares authorized	600,000,000
Shares outstanding	66,173,094

Net Asset Value Per Share	$14.13

Net Assets Consist of:
Capital (par value and paid-in surplus)	$679,959,022
Distributable earnings	255,358,811
$935,317,833

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED OCTOBER 31, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $3,542)	$3,396,451
Interest	35,004
Securities lending, net	8,669
3,440,124

Expenses:
Management fees	4,383,893
Directors' fees and expenses	22,086
Other expenses	17,423
4,423,402
Fees waived	(4,383,893)
39,509

Net investment income (loss)	3,400,615

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	101,754,998
Forward foreign currency exchange contract transactions	(200,297)
Foreign currency translation transactions	(1,175)
101,553,526

Change in net unrealized appreciation (depreciation) on:
Investments	52,062,972
Forward foreign currency exchange contracts	(51,632)
Translation of assets and liabilities in foreign currencies	23
52,011,363

Net realized and unrealized gain (loss)	153,564,889

Net Increase (Decrease) in Net Assets Resulting from Operations	$156,965,504

See Notes to Financial Statements.

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Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2020 AND OCTOBER 31, 2019
Increase (Decrease) in Net Assets	October 31, 2020	October 31, 2019
Operations
Net investment income (loss)	$3,400,615	$3,852,250
Net realized gain (loss)	101,553,526	80,423,875
Change in net unrealized appreciation (depreciation)	52,011,363	20,173,100
Net increase (decrease) in net assets resulting from operations	156,965,504	104,449,225

Distributions to Shareholders
From earnings	(81,790,080)	(142,583,485)

Capital Share Transactions
Proceeds from shares sold	470,785,649	49,849,275
Proceeds from reinvestment of distributions	81,790,080	142,583,485
Payments for shares redeemed	(294,257,396)	(244,279,493)
Net increase (decrease) in net assets from capital share transactions	258,318,333	(51,846,733)

Net increase (decrease) in net assets	333,493,757	(89,980,993)

Net Assets
Beginning of period	601,824,076	691,805,069
End of period	$935,317,833	$601,824,076

Transactions in Shares of the Fund
Sold	35,788,482	4,017,174
Issued in reinvestment of distributions	6,931,363	13,992,491
Redeemed	(22,986,369)	(19,173,722)
Net increase (decrease) in shares of the fund	19,733,476	(1,164,057)

See Notes to Financial Statements.

13

Notes to Financial Statements

OCTOBER 31, 2020

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Heritage Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between
14

domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

15

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$6,515,019	—	—	—	$6,515,019
Gross amount of recognized liabilities for securities lending transactions					$6,515,019

(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 55% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.
Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.65%. The investment advisor agreed to waive the fund's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The annual management fee for the period ended October 31, 2020 was 0.00% after waiver.
Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

16

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $604,985 and $2,345,535, respectively. The effect of interfund transactions on the Statement of Operations was $384,674 in net realized gain (loss) on investment transactions.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended October 31, 2020 were $619,188,041 and $842,313,556, respectively.

On July 22, 2020, the fund received investment securities valued at $409,456,297 from a purchase in kind from other products managed by the fund's investment advisor. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$918,009,850	$12,486,108	—
Temporary Cash Investments	189	4,770,623	—
Temporary Cash Investments - Securities Lending Collateral	6,515,019	—	—
	$924,525,058	$17,256,731	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$2,245	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$41,397	—

17

6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $8,239,079.
The value of foreign currency risk derivative instruments as of October 31, 2020, is disclosed on the Statement of Assets and Liabilities as an asset of $2,245 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $41,397 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2020, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(200,297) in net realized gain (loss) on forward foreign currency exchange contract transactions and $(51,632) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.
The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

8. Federal Tax Information

On December 8, 2020, the fund declared and paid per-share distributions of $1.4906 and $0.0510 from net realized gains and net investment income, respectively to shareholders of record on December 7, 2020.

The tax character of distributions paid during the years ended October 31, 2020 and October 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$2,988,466	$23,908,173
Long-term capital gains	$78,801,614	$118,675,312

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
The reclassifications, which are primarily due to tax equalization, were made to capital $10,582,984 and distributable earnings $(10,582,984).
18

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$782,269,275
Gross tax appreciation of investments	$177,004,696
Gross tax depreciation of investments	(17,492,182)
Net tax appreciation (depreciation) of investments	159,512,514
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	23
Net tax appreciation (depreciation)	$159,512,537
Undistributed ordinary income	$4,462,077
Accumulated long-term gains	$91,384,197
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
19

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2020	$12.96	0.06	2.93	2.99	(0.07)	(1.75)	(1.82)	$14.13	25.77%	0.01%	0.66%	0.50%	(0.15)%	91%	$935,318
2019	$14.53	0.08	1.66	1.74	(0.12)	(3.19)	(3.31)	$12.96	18.18%	0.01%	0.66%	0.62%	(0.03)%	92%	$601,824
2018	$14.41	0.10	1.05	1.15	(0.05)	(0.98)	(1.03)	$14.53	8.19%	0.00%(3)	0.65%	0.71%	0.06%	90%	$691,805
2017	$12.31	0.04	2.50	2.54	—	(0.44)	(0.44)	$14.41	21.29%	0.58%	0.76%	0.27%	0.09%	67%	$822,910
2016	$13.65	—(4)	(0.28)	(0.28)	—	(1.06)	(1.06)	$12.31	(2.01)%	0.80%	0.80%	(0.02)%	(0.02)%	73%	$649,951

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Ratio was less than 0.005%.
(4)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Heritage Fund (the “Fund”), one of the funds constituting the American Century Mutual Funds, Inc., as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT Heritage Fund of the American Century Mutual Funds, Inc. as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.
21

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None
22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
23

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

24

Approval of Management Agreement

At a meeting held on June 24, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or
25

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period and below its benchmark for the three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor, including steps being taken to address underperformance, and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services
26

provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.
27

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
28

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

29

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2020.

For corporate taxpayers, the fund hereby designates $2,170,721, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2020 as qualified for the corporate dividends received deduction.

The fund hereby designates $88,891,558, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2020.

The fund hereby designates $195,059 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2020.

The fund utilized earnings and profits of $10,582,984 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

30

Notes
31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90987 2012

Annual Report

October 31, 2020

Select Fund
Investor Class (TWCIX)
I Class (TWSIX)
Y Class (ASLWX)
A Class (TWCAX)
C Class (ACSLX)
R Class (ASERX)
R5 Class (ASLGX)
R6 Class (ASDEX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Pandemic Disrupted Economic, Market Courses

Market sentiment began the period relatively upbeat. A dovish Federal Reserve (Fed), modest inflation, improving economic and earnings data, and progress on U.S.-China trade policy helped boost global growth outlooks. Against this backdrop, riskier assets generally remained in favor.

However, beginning in late February, the COVID-19 outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a deep worldwide recession. Global stocks and credit-sensitive assets sold off sharply, while U.S. Treasury yields plunged to record lows amid soaring demand. Quick and aggressive action from the Fed and other central banks and federal governments helped stabilize and restore confidence in the financial markets. By summer, declining coronavirus infection and death rates in many regions and the reopening of economies were positive influences. By the end of the reporting period, most data suggested an economic recovery was underway. But, at the same time, COVID-19 infection rates were rising in the U.S. and Europe, prompting new lockdown measures in some European countries.

Overall, the broad U.S. stock market overcame the effects of the early 2020 sell-off to deliver a solid gain for the 12-month period. Growth stocks rallied and significantly outperformed value stocks, which generally declined. Global bond returns were broadly positive, as yields declined.

Science Helps Steer the Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. The first COVID-19 vaccine is on track for approval by year-end, and medical professionals continue to fine-tune virus treatment protocols. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of October 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCIX	26.10%	15.52%	14.93%	—	6/30/71
Russell 1000 Growth Index	—	29.22%	17.30%	16.29%	—	—
I Class	TWSIX	26.35%	15.75%	15.16%	—	3/13/97
Y Class	ASLWX	26.55%	—	—	18.78%	4/10/17
A Class	TWCAX					8/8/97
No sales charge		25.79%	15.23%	14.64%	—
With sales charge		18.56%	13.87%	13.97%	—
C Class	ACSLX	24.85%	14.37%	13.79%	—	1/31/03
R Class	ASERX	25.48%	14.95%	14.36%	—	7/29/05
R5 Class	ASLGX	26.34%	—	—	18.58%	4/10/17
R6 Class	ASDEX	26.54%	15.92%	—	15.97%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Although the fund’s actual inception date was October 31,1958, the Investor Class inception date corresponds with the investment advisor’s implementation of its current investment philosophy and practices.
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2020
Investor Class — $40,247

Russell 1000 Growth Index — $45,290

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.99%	0.79%	0.64%	1.24%	1.99%	1.49%	0.79%	0.64%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li and Chris Krantz

Performance Summary

Select returned 26.10%* for the 12 months ended October 31, 2020, lagging the 29.22% return of the fund’s benchmark, the Russell 1000 Growth Index.

U.S. stocks delivered strong returns during the reporting period, which was marked by extreme volatility. Stocks initially rose to all-time highs in February, before the COVID-19 pandemic and measures to combat it led to the first recession and bear market in stocks since the 2008-09 financial crisis. Massive monetary and fiscal stimulus helped support the economy and markets, and stocks recovered the ground lost earlier. Within the Russell 1000 Growth Index, consumer discretionary and information technology led the benchmark’s performance. At the other end of the spectrum, the energy sector struggled with the declining price of oil amid a sharp slowdown in economic growth and falling energy demand.

Stock selection and an underweight allocation to information technology stocks relative to the benchmark detracted from performance. Stock choices in the consumer discretionary sector also weighed on relative performance. Positioning in the industrials and health care sectors benefited relative performance the most.

Information Technology Stocks Led Detractors

In the information technology sector, stock selection in the semiconductors and semiconductor equipment industry detracted the most from performance compared with the benchmark. We did not own several stocks in the industry that performed well, including chipmaker NVIDIA, which is a benchmark component. The company reported strong quarterly results and raised guidance due to strength in its data center and gaming businesses. Among IT services stocks, digital payments company Mastercard underperformed as transaction volumes declined along with economic activity. Revenues declined further because of weakness in cross-border transactions as a result of pandemic-related travel restrictions.

Elsewhere, our lighter relative exposure to Tesla hampered performance as the electric car company outperformed. Tesla benefited from solid fundamental reports and strong demand for its vehicles. The company reported better-than-expected production numbers, successfully launched the Model Y and announced plans to ramp up production of its commercial Tesla Semi. We had some exposure to the stock, but less than the benchmark. The stock of The TJX Cos. underperformed as the off-price retailer temporarily closed its stores due to the pandemic. We like the long-term prospects for TJX as traditional mall retailers close their shops and consumers look for value. Our holding of The Walt Disney Co. detracted on concerns that the pandemic would significantly impact the global entertainment company. Disney closed its amusement parks in line with social distancing mandates.

Industrials Stocks Aided Relative Performance

A key contribution to performance compared with the benchmark came from avoiding many poor-performing stocks in the aerospace and defense industry. Elsewhere in the industrials sector, stock decisions in the industrial conglomerates and road and rail industries also contributed positively.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Among leading individual contributors to performance was PayPal Holdings. The stock price of the leader in online payments benefited from the increasing demand for digital transactions, a secular trend that has been aided by stay-at-home restrictions during the pandemic.

Regeneron Pharmaceuticals was another major contributor to relative performance. The biotechnology company is engaged in the discovery and development of medicines for the treatment of serious diseases, and it maintains one of the world’s most comprehensive genetic databases. Regeneron’s treatment for COVID-19 patients showed benefits for patients in late-stage clinical trials. Not owning benchmark component Merck & Co. also helped relative performance. Merck lagged other pharmaceutical companies because its prescribing trends were more affected by a downturn in doctor visits and elective procedures during the height of the COVID-19-related shutdowns.

Elsewhere, Apple’s stock price outperformed as growth in its services and wearable devices has taken the pressure off of iPhone sales as the driver of earnings. It also benefited relative performance to avoid benchmark components The Coca-Cola Co. and PepsiCo. These large beverage companies saw decreased demand due to the pandemic, which curtailed restaurant visits and live events, significant sources of revenue.

Outlook

We remain confident in our belief that high-quality companies with a capability for sustained long-term growth can outperform over time. Our portfolio positioning reflects where we are finding stocks of what we believe are attractive, well-run mature growth companies as a result of the application of that philosophy and process.

At the end of the reporting period, our largest sector overweight relative to the benchmark was communication services. The sector encompasses entertainment and communication stocks, including large portfolio holdings Facebook and Google parent Alphabet. Health care was the largest sector underweight. We view growth opportunities in the health care space as highly bifurcated. We have no exposure to life sciences tools and services and health care technology but are notably overweight in health care providers and services. Information technology ended the period underweight. However, information technology remains the largest sector allocation on an absolute basis, reflecting an abundance of what we view as high-quality, well-run companies benefiting from powerful secular trends.

6

Fund Characteristics

OCTOBER 31, 2020
Top Ten Holdings	% of net assets
Apple, Inc.	12.9%
Alphabet, Inc.*	9.2%
Amazon.com, Inc.	8.4%
Microsoft Corp.	6.2%
Mastercard, Inc., Class A	5.0%
PayPal Holdings, Inc.	4.5%
Facebook, Inc., Class A	4.4%
UnitedHealth Group, Inc.	3.9%
salesforce.com, Inc.	3.0%
Visa, Inc., Class A	2.2%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
Software	14.3%
Interactive Media and Services	13.6%
Technology Hardware, Storage and Peripherals	12.9%
IT Services	12.0%
Internet and Direct Marketing Retail	8.4%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.2%
Convertible Bonds	0.7%
Rights	—*
Total Equity Exposure	99.9%
Temporary Cash Investments	0.1%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period(1) 5/1/20 - 10/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,187.90	$5.33	0.97%
I Class	$1,000	$1,189.20	$4.24	0.77%
Y Class	$1,000	$1,190.10	$3.41	0.62%
A Class	$1,000	$1,186.50	$6.71	1.22%
C Class	$1,000	$1,181.90	$10.80	1.97%
R Class	$1,000	$1,185.00	$8.07	1.47%
R5 Class	$1,000	$1,189.20	$4.24	0.77%
R6 Class	$1,000	$1,190.10	$3.41	0.62%
Hypothetical
Investor Class	$1,000	$1,020.26	$4.93	0.97%
I Class	$1,000	$1,021.27	$3.91	0.77%
Y Class	$1,000	$1,022.02	$3.15	0.62%
A Class	$1,000	$1,019.00	$6.19	1.22%
C Class	$1,000	$1,015.23	$9.98	1.97%
R Class	$1,000	$1,017.75	$7.46	1.47%
R5 Class	$1,000	$1,021.27	$3.91	0.77%
R6 Class	$1,000	$1,022.02	$3.15	0.62%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

OCTOBER 31, 2020

	Shares	Value
COMMON STOCKS — 99.2%
Aerospace and Defense — 0.7%
Mercury Systems, Inc.(1)	388,800	$26,780,544
Auto Components — 0.4%
Aptiv plc	155,600	15,013,844
Automobiles — 0.8%
Tesla, Inc.(1)	82,000	31,819,280
Beverages — 0.9%
Constellation Brands, Inc., Class A	152,700	25,230,621
Diageo plc	330,500	10,690,785
		35,921,406
Biotechnology — 3.2%
Biogen, Inc.(1)	193,100	48,674,717
Regeneron Pharmaceuticals, Inc.(1)	110,500	60,063,380
Vertex Pharmaceuticals, Inc.(1)	70,500	14,689,380
		123,427,477
Capital Markets — 1.4%
Moody's Corp.	71,100	18,692,190
MSCI, Inc.	101,000	35,333,840
		54,026,030
Chemicals — 0.7%
Sherwin-Williams Co. (The)	37,500	25,799,250
Containers and Packaging — 1.2%
Ball Corp.	500,600	44,553,400
Entertainment — 2.0%
Electronic Arts, Inc.(1)	394,300	47,248,969
Walt Disney Co. (The)	238,300	28,893,875
		76,142,844
Equity Real Estate Investment Trusts (REITs) — 2.7%
American Tower Corp.	208,600	47,904,990
Equinix, Inc.	78,600	57,475,464
		105,380,454
Food and Staples Retailing — 1.2%
Costco Wholesale Corp.	130,200	46,562,124
Health Care Equipment and Supplies — 2.9%
Boston Scientific Corp.(1)	124,300	4,259,761
Danaher Corp.	140,000	32,135,600
Penumbra, Inc.(1)	129,300	33,751,179
Stryker Corp.	212,800	42,987,728
		113,134,268
Health Care Providers and Services — 3.9%
UnitedHealth Group, Inc.	497,600	151,837,664
Industrial Conglomerates — 0.6%
Roper Technologies, Inc.	58,300	21,649,122
Interactive Media and Services — 13.6%
Alphabet, Inc., Class A(1)	90,600	146,419,566
Alphabet, Inc., Class C(1)	129,100	209,272,391
10

	Shares	Value
Facebook, Inc., Class A(1)	647,600	$170,390,036
		526,081,993
Internet and Direct Marketing Retail — 8.4%
Amazon.com, Inc.(1)	106,300	322,742,745
IT Services — 11.7%
Mastercard, Inc., Class A	674,500	194,687,680
PayPal Holdings, Inc.(1)	926,300	172,412,219
Visa, Inc., Class A	459,900	83,568,429
		450,668,328
Machinery — 0.6%
FANUC Corp.	115,300	24,507,092
Personal Products — 0.8%
Estee Lauder Cos., Inc. (The), Class A	143,500	31,521,210
Pharmaceuticals — 1.7%
Bristol-Myers Squibb Co.	1,109,200	64,832,740
Professional Services — 3.1%
IHS Markit Ltd.	783,900	63,393,993
Verisk Analytics, Inc.	312,100	55,544,437
		118,938,430
Road and Rail — 0.4%
Canadian Pacific Railway Ltd.	56,800	16,973,919
Semiconductors and Semiconductor Equipment — 4.5%
Analog Devices, Inc.	448,700	53,184,411
KLA Corp.	70,100	13,822,318
Maxim Integrated Products, Inc.	812,300	56,576,695
Texas Instruments, Inc.	352,800	51,011,352
		174,594,776
Software — 13.9%
Adobe, Inc.(1)	45,400	20,298,340
Atlassian Corp. plc, Class A(1)	367,400	70,401,188
Crowdstrike Holdings, Inc., Class A(1)	191,000	23,653,440
Microsoft Corp.	1,181,100	239,137,317
Proofpoint, Inc.(1)	165,000	15,797,100
salesforce.com, Inc.(1)	504,600	117,203,442
Zendesk, Inc.(1)	461,100	51,154,434
		537,645,261
Specialty Retail — 3.4%
Home Depot, Inc. (The)	167,300	44,620,583
Lowe's Cos., Inc.	307,800	48,663,180
TJX Cos., Inc. (The)	718,500	36,499,800
		129,783,563
Technology Hardware, Storage and Peripherals — 12.9%
Apple, Inc.	4,558,000	496,183,880
Textiles, Apparel and Luxury Goods — 1.6%
NIKE, Inc., Class B	498,200	59,823,856
TOTAL COMMON STOCKS (Cost $1,426,828,655)		3,826,345,500

11

	Shares/Principal Amount	Value
CONVERTIBLE BONDS — 0.7%
IT Services — 0.3%
Square, Inc., 0.50%, 5/15/23	$5,601,000	$11,595,131
Software — 0.4%
PagerDuty, Inc., 1.25%, 7/1/25(2)	15,622,000	15,902,598
TOTAL CONVERTIBLE BONDS (Cost $20,694,718)		27,497,729
RIGHTS†
Pharmaceuticals†
Bristol-Myers Squibb Co.(1) (Cost $832,404)	390,800	1,274,008
TEMPORARY CASH INVESTMENTS — 0.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.50% - 3.375%, 6/30/21 - 11/15/48, valued at $787,871), in a joint trading account at 0.06%, dated 10/30/20, due 11/2/20 (Delivery value $775,150)		775,146
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 2/15/44, valued at $1,376,046), at 0.06%, dated 10/30/20, due 11/2/20 (Delivery value $1,349,007)		1,349,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	89	89
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,124,235)		2,124,235
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,450,480,012)		3,857,241,472
OTHER ASSETS AND LIABILITIES†		(372,196)
TOTAL NET ASSETS — 100.0%		$3,856,869,276

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	661,209	USD	502,876	Morgan Stanley	12/31/20	$(6,412)
USD	392,668	CAD	519,663	Morgan Stanley	12/31/20	2,483
USD	367,616	CAD	486,662	Morgan Stanley	12/31/20	2,209
USD	11,868,194	CAD	15,819,709	Morgan Stanley	12/31/20	(9,927)
						$(11,647)

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
USD	-	United States Dollar
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $15,902,598, which represented 0.4% of total net assets.

See Notes to Financial Statements.
12

Statement of Assets and Liabilities

OCTOBER 31, 2020
Assets
Investment securities, at value (cost of $1,450,480,012)	$3,857,241,472
Receivable for investments sold	5,029,239
Receivable for capital shares sold	671,593
Unrealized appreciation on forward foreign currency exchange contracts	4,692
Dividends and interest receivable	1,718,887
3,864,665,883

Liabilities
Payable for investments purchased	1,985,028
Payable for capital shares redeemed	2,489,286
Unrealized depreciation on forward foreign currency exchange contracts	16,339
Accrued management fees	3,287,357
Distribution and service fees payable	18,597
7,796,607

Net Assets	$3,856,869,276

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,197,462,515
Distributable earnings	2,659,406,761
$3,856,869,276

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$3,596,722,207	38,289,617	$93.93
I Class, $0.01 Par Value	$119,954,185	1,249,629	$95.99
Y Class, $0.01 Par Value	$72,595,149	753,979	$96.28
A Class, $0.01 Par Value	$54,557,816	598,324	$91.18*
C Class, $0.01 Par Value	$5,390,335	68,036	$79.23
R Class, $0.01 Par Value	$3,384,358	37,662	$89.86
R5 Class, $0.01 Par Value	$9,215	96	$95.99
R6 Class, $0.01 Par Value	$4,256,011	44,258	$96.16
*Maximum offering price $96.74 (net asset value divided by 0.9425).

See Notes to Financial Statements.
13

Statement of Operations

YEAR ENDED OCTOBER 31, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $60,352)	$29,204,115
Interest	220,450
Securities Lending, net	53,994
29,478,559

Expenses:
Management fees	34,999,463
Distribution and service fees:
A Class	124,929
C Class	56,881
R Class	16,762
Directors' fees and expenses	114,845
Other expenses	1,091
35,313,971
Fees waived(1)	(716,482)
34,597,489

Net investment income (loss)	(5,118,930)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	267,330,014
Forward foreign currency exchange contract transactions	163,865
Written options contract transactions	888,402
Foreign currency translation transactions	(40,312)
268,341,969

Change in net unrealized appreciation (depreciation) on:
Investments	557,295,358
Forward foreign currency exchange contracts	84,581
Written options contracts	(20,820)
Translation of assets and liabilities in foreign currencies	1,194
557,360,313

Net realized and unrealized gain (loss)	825,702,282

Net Increase (Decrease) in Net Assets Resulting from Operations	$820,583,352

(1)Amount consists of $668,866, $22,847, $12,216, $9,994, $1,138, $670, $1 and $750 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.
14

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2020 AND OCTOBER 31, 2019
Increase (Decrease) in Net Assets	October 31, 2020	October 31, 2019
Operations
Net investment income (loss)	$(5,118,930)	$20,145
Net realized gain (loss)	268,341,969	179,904,572
Change in net unrealized appreciation (depreciation)	557,360,313	274,093,557
Net increase (decrease) in net assets resulting from operations	820,583,352	454,018,274

Distributions to Shareholders
From earnings:
Investor Class	(167,944,066)	(213,120,945)
I Class	(5,704,618)	(5,385,005)
Y Class	(2,611,966)	(1,027,005)
A Class	(2,383,411)	(3,006,841)
C Class	(346,331)	(473,987)
R Class	(178,475)	(180,464)
R5 Class	(394)	(476)
R6 Class	(158,543)	(145,270)
Decrease in net assets from distributions	(179,327,804)	(223,339,993)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(42,842,237)	57,161,383

Net increase (decrease) in net assets	598,413,311	287,839,664

Net Assets
Beginning of period	3,258,455,965	2,970,616,301
End of period	$3,856,869,276	$3,258,455,965

See Notes to Financial Statements.
15

Notes to Financial Statements

OCTOBER 31, 2020

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Select Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded options contracts are valued at a mean as provided by independent pricing services. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

16

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

17

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and
18

strategies (strategy assets). During the period ended October 31, 2020, the investment advisor agreed to waive 0.02% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2021 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended October 31, 2020 are as follows:

	Management Fee	Effective Annual Management Fee
	Schedule Range	Before Waiver	After Waiver
Investor Class	0.800% to 0.990%	0.99%	0.97%
I Class	0.600% to 0.790%	0.79%	0.77%
Y Class	0.450% to 0.640%	0.64%	0.62%
A Class	0.800% to 0.990%	0.99%	0.97%
C Class	0.800% to 0.990%	0.99%	0.97%
R Class	0.800% to 0.990%	0.99%	0.97%
R5 Class	0.600% to 0.790%	0.79%	0.77%
R6 Class	0.450% to 0.640%	0.64%	0.62%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2020 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $21,891 and $4,001,132, respectively. The effect of interfund transactions on the Statement of Operations was $730,243 in net realized gain (loss) on investment transactions.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2020 were $576,208,800 and $778,268,797, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2020		Year ended October 31, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	475,000,000		475,000,000
Sold	1,243,588	$102,506,141	800,738	$57,669,376
Issued in reinvestment of distributions	2,018,516	159,826,128	3,227,630	203,857,091
Redeemed	(3,836,882)	(319,224,605)	(3,621,970)	(261,065,622)
	(574,778)	(56,892,336)	406,398	460,845
I Class/Shares Authorized	40,000,000		40,000,000
Sold	263,810	22,646,467	647,839	49,485,276
Issued in reinvestment of distributions	67,528	5,454,233	78,144	5,019,942
Redeemed	(397,122)	(32,507,442)	(356,766)	(26,327,849)
	(65,784)	(4,406,742)	369,217	28,177,369
Y Class/Shares Authorized	30,000,000		30,000,000
Sold	372,810	32,358,265	431,529	32,202,180
Issued in reinvestment of distributions	31,872	2,578,781	15,293	982,580
Redeemed	(224,881)	(20,117,689)	(66,043)	(4,978,500)
	179,801	14,819,357	380,779	28,206,260
A Class/Shares Authorized	40,000,000		40,000,000
Sold	150,187	12,354,119	60,310	4,251,171
Issued in reinvestment of distributions	30,503	2,349,653	48,212	2,974,205
Redeemed	(130,967)	(10,805,132)	(106,841)	(7,576,575)
	49,723	3,898,640	1,681	(351,199)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	3,306	218,808	9,195	550,593
Issued in reinvestment of distributions	4,778	321,908	8,020	439,266
Redeemed	(21,797)	(1,593,266)	(23,445)	(1,502,183)
	(13,713)	(1,052,550)	(6,230)	(512,324)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	13,166	1,067,191	11,175	787,619
Issued in reinvestment of distributions	2,346	178,475	2,952	180,464
Redeemed	(17,732)	(1,462,813)	(5,809)	(414,285)
	(2,220)	(217,147)	8,318	553,798
R5 Class/Shares Authorized	30,000,000		30,000,000
Issued in reinvestment of distributions	5	394	8	476
R6 Class/Shares Authorized	40,000,000		40,000,000
Sold	24,479	2,048,036	12,413	902,406
Issued in reinvestment of distributions	1,952	157,710	2,252	144,508
Redeemed	(13,941)	(1,197,599)	(5,652)	(420,756)
	12,490	1,008,147	9,013	626,158
Net increase (decrease)	(414,476)	$(42,842,237)	1,169,184	$57,161,383

20

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$3,774,173,704	$52,171,796	—
Convertible Bonds	—	27,497,729	—
Rights	1,274,008	—	—
Temporary Cash Investments	89	2,124,146	—
	$3,775,447,801	$81,793,671	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$4,692	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$16,339	—

21

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into options contracts based on an equity index or specific security in order to manage its exposure to changes in market conditions. The risks of entering into equity price risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. A fund may purchase or write an option contract to protect against declines in market value on the underlying index or security. A purchased option contract provides the fund a right, but not an obligation, to buy (call) or sell (put) an equity-related asset at a specified exercise price within a certain period or on a specific date. A written option contract holds the corresponding obligation to sell (call writing) or buy (put writing) the underlying equity-related asset if the purchaser exercises the option contract. The buyer pays the seller an initial purchase price (premium) for this right. Option contracts purchased by a fund are accounted for in the same manner as marketable portfolio securities. The premium received by a fund for option contracts written is recorded as a liability and valued daily. The proceeds from securities sold through the exercise of option contracts are decreased by the premium paid to purchase the option contracts. A fund may recognize a realized gain or loss when the option contract is closed, exercised or expires. Net realized and unrealized gains or losses occurring during the holding period of purchased options contracts are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized gains or losses occurring during the holding period of written options contracts are a component of net realized gain (loss) on written options contract transactions and change in net unrealized appreciation (depreciation) on written options contracts, respectively. The fund’s average exposure to equity price risk derivative instruments held during the period was 713 written options contracts.
Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $18,219,002.

Value of Derivative Instruments as of October 31, 2020

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$4,692	Unrealized depreciation on forward foreign currency exchange contracts	$16,339

22

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2020

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on written options contract transactions	$888,402	Change in net unrealized appreciation (depreciation) on written options contracts	$(20,820)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	163,865	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	84,581
		$1,052,267		$63,761

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

9. Federal Tax Information

On December 8, 2020, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 7, 2020 of $6.3212 for the Investor Class, I Class, Y Class, A Class,
C Class, R Class, R5 Class and R6 Class.

The tax character of distributions paid during the years ended October 31, 2020 and October 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$28,200	$1,537,114
Long-term capital gains	$179,299,604	$221,802,879

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,450,515,454
Gross tax appreciation of investments	$2,421,591,472
Gross tax depreciation of investments	(14,865,454)
Net tax appreciation (depreciation) of investments	2,406,726,018
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	1,136
Net tax appreciation (depreciation)	$2,406,727,154
Undistributed ordinary income	$—
Accumulated long-term gains	$257,590,403
Late-year ordinary loss deferral	$(4,910,796)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.
23

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$78.58	(0.13)	19.83	19.70	—	(4.35)	(4.35)	$93.93	26.10%	0.97%	0.99%	(0.15)%	(0.17)%	16%	$3,596,722
2019	$73.74	—(3)	10.42	10.42	(0.03)	(5.55)	(5.58)	$78.58	15.98%	0.97%	0.99%	0.00%(4)	(0.02)%	17%	$3,054,007
2018	$71.92	0.04	6.20	6.24	(0.21)	(4.21)	(4.42)	$73.74	8.94%	0.97%	0.99%	0.06%	0.04%	22%	$2,835,970
2017	$58.32	0.21	15.59	15.80	(0.22)	(1.98)	(2.20)	$71.92	27.93%	0.99%	1.00%	0.33%	0.32%	19%	$2,753,729
2016	$61.57	0.20	0.30	0.50	(0.25)	(3.50)	(3.75)	$58.32	0.98%	0.99%	0.99%	0.36%	0.36%	16%	$2,287,797
I Class
2020	$80.06	0.05	20.23	20.28	—	(4.35)	(4.35)	$95.99	26.35%	0.77%	0.79%	0.05%	0.03%	16%	$119,954
2019	$75.02	0.13	10.63	10.76	(0.17)	(5.55)	(5.72)	$80.06	16.22%	0.77%	0.79%	0.20%	0.18%	17%	$105,310
2018	$73.11	0.19	6.29	6.48	(0.36)	(4.21)	(4.57)	$75.02	9.15%	0.77%	0.79%	0.26%	0.24%	22%	$70,986
2017	$59.25	0.31	15.87	16.18	(0.34)	(1.98)	(2.32)	$73.11	28.20%	0.79%	0.80%	0.53%	0.52%	19%	$60,895
2016	$62.49	0.32	0.31	0.63	(0.37)	(3.50)	(3.87)	$59.25	1.19%	0.79%	0.79%	0.56%	0.56%	16%	$28,061
Y Class
2020	$80.17	0.16	20.30	20.46	—	(4.35)	(4.35)	$96.28	26.55%	0.62%	0.64%	0.20%	0.18%	16%	$72,595
2019	$75.13	0.22	10.64	10.86	(0.27)	(5.55)	(5.82)	$80.17	16.38%	0.62%	0.64%	0.35%	0.33%	17%	$46,034
2018	$73.13	0.28	6.33	6.61	(0.40)	(4.21)	(4.61)	$75.13	9.34%	0.62%	0.64%	0.41%	0.39%	22%	$14,529
2017(5)	$63.80	0.22	9.11	9.33	—	—	—	$73.13	14.62%	0.64%(6)	0.65%(6)	0.59%(6)	0.58%(6)	19%(7)	$6

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2020	$76.58	(0.33)	19.28	18.95	—	(4.35)	(4.35)	$91.18	25.79%	1.22%	1.24%	(0.40)%	(0.42)%	16%	$54,558
2019	$72.15	(0.18)	10.16	9.98	—	(5.55)	(5.55)	$76.58	15.69%	1.22%	1.24%	(0.25)%	(0.27)%	17%	$42,013
2018	$70.45	(0.14)	6.07	5.93	(0.02)	(4.21)	(4.23)	$72.15	8.67%	1.22%	1.24%	(0.19)%	(0.21)%	22%	$39,459
2017	$57.16	0.05	15.29	15.34	(0.07)	(1.98)	(2.05)	$70.45	27.63%	1.24%	1.25%	0.08%	0.07%	19%	$40,345
2016	$60.41	0.06	0.29	0.35	(0.10)	(3.50)	(3.60)	$57.16	0.73%	1.24%	1.24%	0.11%	0.11%	16%	$36,723
C Class
2020	$67.55	(0.82)	16.85	16.03	—	(4.35)	(4.35)	$79.23	24.85%	1.97%	1.99%	(1.15)%	(1.17)%	16%	$5,390
2019	$64.79	(0.63)	8.94	8.31	—	(5.55)	(5.55)	$67.55	14.82%	1.97%	1.99%	(1.00)%	(1.02)%	17%	$5,523
2018	$64.11	(0.62)	5.51	4.89	—	(4.21)	(4.21)	$64.79	7.86%	1.97%	1.99%	(0.94)%	(0.96)%	22%	$5,700
2017	$52.51	(0.39)	13.97	13.58	—	(1.98)	(1.98)	$64.11	26.66%	1.99%	2.00%	(0.67)%	(0.68)%	19%	$5,668
2016	$56.09	(0.33)	0.25	(0.08)	—	(3.50)	(3.50)	$52.51	(0.02)%	1.99%	1.99%	(0.64)%	(0.64)%	16%	$4,570
R Class
2020	$75.71	(0.53)	19.03	18.50	—	(4.35)	(4.35)	$89.86	25.48%	1.47%	1.49%	(0.65)%	(0.67)%	16%	$3,384
2019	$71.56	(0.36)	10.06	9.70	—	(5.55)	(5.55)	$75.71	15.40%	1.47%	1.49%	(0.50)%	(0.52)%	17%	$3,019
2018	$70.05	(0.30)	6.02	5.72	—	(4.21)	(4.21)	$71.56	8.41%	1.47%	1.49%	(0.44)%	(0.46)%	22%	$2,259
2017	$56.92	(0.11)	15.22	15.11	—	(1.98)	(1.98)	$70.05	27.30%	1.49%	1.50%	(0.17)%	(0.18)%	19%	$3,518
2016	$60.21	(0.08)	0.29	0.21	—	(3.50)	(3.50)	$56.92	0.49%	1.49%	1.49%	(0.14)%	(0.14)%	16%	$2,814

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2020	$80.07	0.03	20.24	20.27	—	(4.35)	(4.35)	$95.99	26.34%	0.77%	0.79%	0.05%	0.03%	16%	$9
2019	$75.04	0.13	10.62	10.75	(0.17)	(5.55)	(5.72)	$80.07	16.20%	0.77%	0.79%	0.20%	0.18%	17%	$7
2018	$73.10	0.18	6.28	6.46	(0.31)	(4.21)	(4.52)	$75.04	9.13%	0.77%	0.79%	0.26%	0.24%	22%	$6
2017(5)	$63.83	0.17	9.10	9.27	—	—	—	$73.10	14.52%	0.79%(6)	0.80%(6)	0.44%(6)	0.43%(6)	19%(7)	$6
R6 Class
2020	$80.08	0.16	20.27	20.43	—	(4.35)	(4.35)	$96.16	26.54%	0.62%	0.64%	0.20%	0.18%	16%	$4,256
2019	$75.05	0.25	10.60	10.85	(0.27)	(5.55)	(5.82)	$80.08	16.39%	0.62%	0.64%	0.35%	0.33%	17%	$2,544
2018	$73.13	0.31	6.29	6.60	(0.47)	(4.21)	(4.68)	$75.05	9.33%	0.62%	0.64%	0.41%	0.39%	22%	$1,708
2017	$59.27	0.51	15.76	16.27	(0.43)	(1.98)	(2.41)	$73.13	28.38%	0.64%	0.65%	0.68%	0.67%	19%	$1,519
2016	$62.51	0.41	0.31	0.72	(0.46)	(3.50)	(3.96)	$59.27	1.35%	0.64%	0.64%	0.71%	0.71%	16%	$7,959

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Amount is less than $0.005.
(4)Ratio was less than 0.005%.
(5)April 10, 2017 (commencement of sale) through October 31, 2017.
(6)Annualized.
(7)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Select Fund (the “Fund”), one of the funds constituting the American Century Mutual Funds, Inc., as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Select Fund of the American Century Mutual Funds, Inc. as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None
29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

31

Approval of Management Agreement

At a meeting held on June 24, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or
32

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and five-year periods and below its benchmark for the three- and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio
33

valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe
34

and was within the range of its peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.02% (e.g., the Investor Class unified fee will be reduced from 0.99% to 0.97%) for at least one year, beginning August 1, 2020. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2020.

For corporate taxpayers, the fund hereby designates $28,200, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2020 as qualified for the corporate dividends received deduction.

The fund hereby designates $189,757,172, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2020.

The fund utilized earnings and profits of $10,457,568 distributed to shareholders on redemption of shares as part of the dividends paid deduction ( tax equalization).
37

Notes
38

Notes
39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90969 2012

Annual Report

October 31, 2020

Small Cap Growth Fund
Investor Class (ANOIX)
I Class (ANONX)
Y Class (ANOYX)
A Class (ANOAX)
C Class (ANOCX)
R Class (ANORX)
R5 Class (ANOGX)
R6 Class (ANODX)
G Class (ANOHX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Pandemic Disrupted Economic, Market Courses

Market sentiment began the period relatively upbeat. A dovish Federal Reserve (Fed), modest inflation, improving economic and earnings data, and progress on U.S.-China trade policy helped boost global growth outlooks. Against this backdrop, riskier assets generally remained in favor.

However, beginning in late February, the COVID-19 outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a deep worldwide recession. Global stocks and credit-sensitive assets sold off sharply, while U.S. Treasury yields plunged to record lows amid soaring demand. Quick and aggressive action from the Fed and other central banks and federal governments helped stabilize and restore confidence in the financial markets. By summer, declining coronavirus infection and death rates in many regions and the reopening of economies were positive influences. By the end of the reporting period, most data suggested an economic recovery was underway. But, at the same time, COVID-19 infection rates were rising in the U.S. and Europe, prompting new lockdown measures in some European countries.

Overall, the broad U.S. stock market overcame the effects of the early 2020 sell-off to deliver a solid gain for the 12-month period. Growth stocks rallied and significantly outperformed value stocks, which generally declined. Global bond returns were broadly positive, as yields declined.

Science Helps Steer the Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. The first COVID-19 vaccine is on track for approval by year-end, and medical professionals continue to fine-tune virus treatment protocols. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of October 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ANOIX	32.43%	16.59%	14.23%	—	6/1/01
Russell 2000 Growth Index	—	13.37%	10.35%	11.94%	—	—
I Class	ANONX	32.76%	16.83%	14.46%	—	5/18/07
Y Class	ANOYX	32.96%	—	—	19.84%	4/10/17
A Class	ANOAX					1/31/03
No sales charge		32.14%	16.30%	13.96%	—
With sales charge		24.51%	14.93%	13.28%	—
C Class	ANOCX	31.18%	15.45%	13.09%	—	1/31/03
R Class	ANORX	31.80%	16.02%	13.67%	—	9/28/07
R5 Class	ANOGX	32.74%	—	—	19.66%	4/10/17
R6 Class	ANODX	32.91%	17.01%	—	13.91%	7/26/13
G Class	ANOHX	34.09%	—	—	24.23%	4/1/19
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2020
Investor Class — $37,879

Russell 2000 Growth Index — $30,922

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
1.28%	1.08%	0.93%	1.53%	2.28%	1.78%	1.08%	0.93%	0.93%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Jackie Wagner and Jeff Hoernemann

Performance Summary

Small Cap Growth returned 32.43%* for the 12 months ended October 31, 2020, outpacing the 13.37% return of the fund’s benchmark, the Russell 2000 Growth Index.

U.S. stocks delivered strong returns during the reporting period, which was marked by extreme volatility. Stocks initially rose to all-time highs in February, before the COVID-19 pandemic and measures to combat it led to the first recession and bear market in stocks since the 2008-09 financial crisis. Massive monetary and fiscal stimulus helped support the economy and markets, and stocks recovered the ground lost earlier. Within the Russell 2000 Growth Index, health care stocks posted the best returns, followed by information technology and consumer discretionary. Energy stocks registered significant losses as the price of oil declined amid falling demand.

Stock choices within the health care and information technology sectors helped drive outperformance relative to the benchmark. Stock selection in the consumer staples and energy sectors detracted.

Health Care Stocks Benefited Performance

Stock selection across health care industries was helpful, led by biotechnology and pharmaceuticals. Immunomedics was a top contributor. The biopharmaceutical company agreed to be acquired by Gilead Sciences, reflecting the value of its oncology program, which has multiple potential further indications. The holding was eliminated as a result of the deal. Early in the year, Teladoc Health, the top provider of telehealth services, reported results and guidance ahead of expectations. As the pandemic took hold, the company saw rapidly accelerating demand for its services as providers sought out socially distanced care. Catalent, a contract manufacturer of pharmaceutical and biologic products, was another top contributor in the health care sector. We sold our holdings of Teladoc and Catalent as their capitalization sizes grew beyond the fund’s small-cap parameters.

Other significant contributors included Chegg. This provider of products and services to students continued to post better-than-expected results. The company benefited from strong subscription growth, operating expense leverage and from its acquisition of Thinkful. The acceleration of at-home/online learning due to COVID-19 boosted adoption trends and allowed the company to capitalize on cross-selling opportunities. Palomar Holdings helped performance. This property and casualty insurance company is mostly exposed to earthquakes and other catastrophes such as wind and flood. Gross written premium growth remained strong, driven by demand for quake insurance. Pricing growth also accelerated.

As a small-cap fund, we occasionally invest in initial public offerings (IPOs). During the period, our IPOs were modest positive contributors.

Consumer Staples Weighed on Performance

Stock selection among personal products companies and an underweight allocation to the industry led relative underperformance in the consumer staples sector. Underweighting beverages stocks also hampered performance. Meal replacement company Medifast underperformed. Margins and margin guidance for the company did not meet lofty expectations over several quarters. The company also significantly missed expectations for forward guidance. We eliminated the holding.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Stock choices in the energy sector detracted. Callon Petroleum, an energy exploration and production company, was severely impacted by plummeting crude oil prices. Demand destruction driven by strict social distancing policies implemented around the world as the coronavirus spread was exacerbated by an oil price war that led to an oil glut. We eliminated our holding.

Other significant detractors included Everbridge, a provider of software applications that automate the delivery of critical information to help keep people safe and businesses running. Although Everbridge posted strong results, billings came up short of expectations. Not owning benchmark component Quidel detracted as the diagnostics equipment and test maker won approval for a point-of-care coronavirus antigen test. The Brink’s Co.’s cash management business was significantly impacted by retail and restaurant closures due to pandemic concerns. Its Latin America exposure put the company in a position of slower recovery relative to European and U.S. companies. Although Essential Properties Realty Trust’s results were in line with expectations and the company reaffirmed its guidance for the year, the stock underperformed due to the quality of the company’s end customers, which leaves it exposed to lower-quality properties. The holding was eliminated.

Outlook

Small Cap Growth’s investment process focuses on smaller companies with accelerating growth rates and share-price momentum. We believe that active investments in such companies will generate outperformance over time compared with the Russell 2000 Growth Index.

The portfolio positioning remains largely stock specific, with few thematic trends. As of October 31, 2020, financials was the largest overweight sector relative to the benchmark. Health care was the largest underweight sector.

6

Fund Characteristics

OCTOBER 31, 2020
Top Ten Holdings	% of net assets
Chegg, Inc.	1.6%
Natera, Inc.	1.4%
R1 RCM, Inc.	1.4%
NMI Holdings, Inc., Class A	1.3%
Crocs, Inc.	1.3%
FirstService Corp.	1.3%
Five9, Inc.	1.3%
National Vision Holdings, Inc.	1.2%
Churchill Downs, Inc.	1.2%
Envestnet, Inc.	1.2%

Top Five Industries	% of net assets
Biotechnology	16.9%
Software	9.3%
Health Care Providers and Services	5.9%
Health Care Equipment and Supplies	4.6%
Semiconductors and Semiconductor Equipment	4.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.1%
Temporary Cash Investments	2.3%
Temporary Cash Investments - Securities Lending Collateral	1.2%
Other Assets and Liabilities	(1.6)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period(1) 5/1/20 - 10/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,322.10	$7.06	1.21%
I Class	$1,000	$1,324.00	$5.90	1.01%
Y Class	$1,000	$1,325.30	$5.03	0.86%
A Class	$1,000	$1,320.80	$8.52	1.46%
C Class	$1,000	$1,315.70	$12.86	2.21%
R Class	$1,000	$1,319.00	$9.97	1.71%
R5 Class	$1,000	$1,323.80	$5.90	1.01%
R6 Class	$1,000	$1,324.70	$5.03	0.86%
G Class	$1,000	$1,330.50	$0.06	0.01%
Hypothetical
Investor Class	$1,000	$1,019.05	$6.14	1.21%
I Class	$1,000	$1,020.06	$5.13	1.01%
Y Class	$1,000	$1,020.81	$4.37	0.86%
A Class	$1,000	$1,017.80	$7.41	1.46%
C Class	$1,000	$1,014.03	$11.19	2.21%
R Class	$1,000	$1,016.54	$8.67	1.71%
R5 Class	$1,000	$1,020.06	$5.13	1.01%
R6 Class	$1,000	$1,020.81	$4.37	0.86%
G Class	$1,000	$1,025.09	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

OCTOBER 31, 2020

	Shares	Value
COMMON STOCKS — 98.1%
Aerospace and Defense — 2.9%
AAR Corp.	142,398	$2,771,065
Aerojet Rocketdyne Holdings, Inc.(1)	439,475	14,247,780
CAE, Inc.	530,316	9,063,496
Kratos Defense & Security Solutions, Inc.(1)	745,651	14,085,347
Mercury Systems, Inc.(1)	59,196	4,077,420
		44,245,108
Airlines — 0.7%
Alaska Air Group, Inc.	263,219	9,973,368
Auto Components — 1.1%
LCI Industries	151,007	16,559,428
Biotechnology — 16.9%
ACADIA Pharmaceuticals, Inc.(1)	213,458	9,915,124
Acceleron Pharma, Inc.(1)	108,667	11,364,395
ADC Therapeutics SA(1)	315,020	9,037,924
Amarin Corp. plc, ADR(1)(2)	285,179	1,385,970
Amicus Therapeutics, Inc.(1)	745,416	13,290,767
Arcutis Biotherapeutics, Inc.(1)	279,196	4,975,273
Arena Pharmaceuticals, Inc.(1)	112,789	9,668,273
Biohaven Pharmaceutical Holding Co. Ltd.(1)	174,156	13,490,124
Blueprint Medicines Corp.(1)	146,710	15,005,499
Bridgebio Pharma, Inc.(1)(2)	233,920	8,977,850
ChemoCentryx, Inc.(1)	156,220	7,498,560
Deciphera Pharmaceuticals, Inc.(1)	201,845	11,721,139
FibroGen, Inc.(1)	263,014	10,094,477
Flexion Therapeutics, Inc.(1)	617,459	7,403,333
Generation Bio Co.(1)	114,551	2,959,998
Global Blood Therapeutics, Inc.(1)	117,516	6,214,246
Halozyme Therapeutics, Inc.(1)	400,950	11,226,600
Heron Therapeutics, Inc.(1)	291,597	4,755,947
Insmed, Inc.(1)	454,820	14,981,771
Iovance Biotherapeutics, Inc.(1)	116,322	4,150,369
Karuna Therapeutics, Inc.(1)	129,982	10,553,238
Kymera Therapeutics, Inc.(1)	140,480	5,055,875
Mirati Therapeutics, Inc.(1)	56,590	12,287,953
Natera, Inc.(1)	320,496	21,556,561
Relay Therapeutics, Inc.(1)	114,648	4,235,097
Ultragenyx Pharmaceutical, Inc.(1)	137,824	13,851,312
Viela Bio, Inc.(1)(2)	245,830	7,844,435
		253,502,110
Building Products — 3.2%
American Woodmark Corp.(1)	106,641	8,809,613
Builders FirstSource, Inc.(1)	442,408	13,404,963
Masonite International Corp.(1)	164,584	14,483,392
Trex Co., Inc.(1)	164,360	11,429,594
		48,127,562
10

	Shares	Value
Capital Markets — 1.6%
Hamilton Lane, Inc., Class A	246,429	$17,176,101
TMX Group Ltd.	67,513	6,560,259
		23,736,360
Chemicals — 0.6%
H.B. Fuller Co.	185,285	8,384,146
Commercial Services and Supplies — 1.8%
Brink's Co. (The)	335,355	14,363,254
Clean Harbors, Inc.(1)	247,978	13,135,395
		27,498,649
Communications Equipment — 0.2%
Lumentum Holdings, Inc.(1)	39,080	3,231,525
Construction Materials — 0.6%
Summit Materials, Inc., Class A(1)	472,834	8,364,433
Containers and Packaging — 0.9%
Berry Global Group, Inc.(1)	276,526	12,894,407
Diversified Consumer Services — 1.6%
Chegg, Inc.(1)	322,632	23,694,094
Electrical Equipment — 1.0%
Array Technologies, Inc.(1)	174,373	6,425,645
Sensata Technologies Holding plc(1)	192,820	8,428,162
		14,853,807
Electronic Equipment, Instruments and Components — 2.8%
Jabil, Inc.	324,134	10,741,801
Littelfuse, Inc.	81,856	16,202,577
nLight, Inc.(1)	161,792	3,436,462
SYNNEX Corp.	90,144	11,866,556
		42,247,396
Equity Real Estate Investment Trusts (REITs) — 1.4%
Global Medical REIT, Inc.	857,701	10,661,224
Innovative Industrial Properties, Inc.	47,061	5,488,724
Rexford Industrial Realty, Inc.	108,345	5,033,709
		21,183,657
Food and Staples Retailing — 1.0%
Grocery Outlet Holding Corp.(1)	219,284	9,652,882
Sprouts Farmers Market, Inc.(1)	297,119	5,660,117
		15,312,999
Food Products — 0.6%
Whole Earth Brands, Inc.(1)	1,147,541	9,398,361
Health Care Equipment and Supplies — 4.6%
Acutus Medical, Inc.(1)	280,759	6,420,958
Eargo, Inc.(1)	191,445	6,633,569
Globus Medical, Inc., Class A(1)	196,751	10,254,662
ICU Medical, Inc.(1)	55,612	9,887,258
Inari Medical, Inc.(1)	36,410	2,410,342
OrthoPediatrics Corp.(1)	141,358	6,304,567
Silk Road Medical, Inc.(1)	248,828	15,078,977
Tandem Diabetes Care, Inc.(1)	113,883	12,413,247
		69,403,580
Health Care Providers and Services — 5.9%
Acadia Healthcare Co., Inc.(1)	249,040	8,878,276
AMN Healthcare Services, Inc.(1)	205,132	13,391,017
11

	Shares	Value
Encompass Health Corp.	196,606	$12,053,914
HealthEquity, Inc.(1)	273,264	14,070,363
Option Care Health, Inc.(1)	883,354	11,775,109
R1 RCM, Inc.(1)	1,173,476	21,028,690
RadNet, Inc.(1)	470,349	6,824,764
		88,022,133
Health Care Technology — 1.4%
Health Catalyst, Inc.(1)(2)	397,607	13,709,489
Phreesia, Inc.(1)	191,687	7,086,669
		20,796,158
Hotels, Restaurants and Leisure — 3.5%
Brinker International, Inc.	322,002	14,019,967
Churchill Downs, Inc.	118,829	17,723,345
Planet Fitness, Inc., Class A(1)	144,683	8,575,362
Wingstop, Inc.	100,394	11,678,834
		51,997,508
Household Durables — 1.1%
TopBuild Corp.(1)	113,251	17,351,186
Household Products — 0.6%
Reynolds Consumer Products, Inc.	312,786	8,833,077
Independent Power and Renewable Electricity Producers — 0.6%
Innergex Renewable Energy, Inc.	500,660	9,026,385
Insurance — 4.5%
BRP Group, Inc., Class A(1)	611,630	15,596,565
eHealth, Inc.(1)	198,314	13,308,853
Goosehead Insurance, Inc., Class A	114,199	13,993,945
Kinsale Capital Group, Inc.	65,348	12,250,790
Lemonade, Inc.(1)(2)	113,328	5,699,265
Palomar Holdings, Inc.(1)	68,897	6,143,545
		66,992,963
Interactive Media and Services — 1.1%
EverQuote, Inc., Class A(1)	231,963	7,768,441
QuinStreet, Inc.(1)	573,226	9,174,482
		16,942,923
Internet and Direct Marketing Retail — 0.2%
Leslie's, Inc.(1)	109,652	2,409,054
IT Services — 3.4%
Globant SA(1)	64,396	11,630,562
I3 Verticals, Inc., Class A(1)	607,754	12,537,965
Nuvei Corp.(1)	247,858	9,210,403
Repay Holdings Corp.(1)	775,009	17,460,953
		50,839,883
Leisure Products — 1.5%
Brunswick Corp.	217,089	13,830,740
Callaway Golf Co.	522,716	8,096,871
		21,927,611
Life Sciences Tools and Services — 1.9%
NeoGenomics, Inc.(1)	396,643	15,560,305
PRA Health Sciences, Inc.(1)	139,436	13,586,644
		29,146,949
Machinery — 2.1%
Evoqua Water Technologies Corp.(1)	717,096	16,443,011
12

	Shares	Value
Navistar International Corp.(1)	342,085	$14,747,285
		31,190,296
Mortgage Real Estate Investment Trusts (REITs) — 0.7%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	236,204	9,885,137
Personal Products — 0.4%
elf Beauty, Inc.(1)	302,236	6,126,324
Pharmaceuticals — 1.8%
Axsome Therapeutics, Inc.(1)	123,801	8,209,244
Harmony Biosciences Holdings, Inc.(1)	109,908	4,275,421
Horizon Therapeutics plc(1)	129,311	9,689,273
Optinose, Inc.(1)(2)	264,670	846,944
Reata Pharmaceuticals, Inc., Class A(1)	31,811	3,712,662
		26,733,544
Professional Services — 1.1%
ASGN, Inc.(1)	133,497	8,901,580
Korn Ferry	253,378	7,649,482
		16,551,062
Real Estate Management and Development — 2.7%
Altus Group Ltd.	164,309	6,722,573
FirstService Corp.	144,165	19,331,289
Redfin Corp.(1)	341,031	14,244,865
		40,298,727
Semiconductors and Semiconductor Equipment — 4.5%
Allegro MicroSystems, Inc.(1)	195,969	3,586,233
Entegris, Inc.	75,653	5,656,575
Inphi Corp.(1)	26,450	3,696,652
MKS Instruments, Inc.	69,728	7,557,818
PDF Solutions, Inc.(1)	414,254	7,763,120
Power Integrations, Inc.	256,180	15,424,598
Semtech Corp.(1)	307,135	16,858,640
SiTime Corp.(1)	91,817	7,665,801
		68,209,437
Software — 9.3%
Envestnet, Inc.(1)	227,912	17,489,967
Everbridge, Inc.(1)	107,792	11,284,744
Five9, Inc.(1)	124,919	18,952,711
Manhattan Associates, Inc.(1)	143,133	12,237,871
Model N, Inc.(1)	434,622	15,311,733
nCino, Inc.(1)	205,607	14,499,406
Paylocity Holding Corp.(1)	66,783	12,389,582
Rapid7, Inc.(1)	155,172	9,609,802
RealPage, Inc.(1)	203,845	11,352,128
SailPoint Technologies Holdings, Inc.(1)	358,376	14,876,188
Vertex, Inc., Class A(1)	86,407	2,094,506
		140,098,638
Specialty Retail — 2.8%
Lithia Motors, Inc., Class A	69,291	15,907,135
National Vision Holdings, Inc.(1)	442,466	17,844,653
Vroom, Inc.(1)	200,229	8,229,412
		41,981,200
Textiles, Apparel and Luxury Goods — 1.3%
Crocs, Inc.(1)	376,644	19,709,780
13

	Shares	Value
Thrifts and Mortgage Finance — 1.3%
NMI Holdings, Inc., Class A(1)	927,816	$19,938,766
Trading Companies and Distributors — 0.9%
Applied Industrial Technologies, Inc.	231,395	14,126,665
TOTAL COMMON STOCKS (Cost $1,183,618,015)		1,471,746,396
TEMPORARY CASH INVESTMENTS — 2.3%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.50% - 3.375%, 6/30/21 - 11/15/48, valued at $12,823,371), in a joint trading account at 0.06%, dated 10/30/20, due 11/2/20 (Delivery value $12,616,329)		12,616,266
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.125%, 7/15/30, valued at $22,426,837), at 0.06%, dated 10/30/20, due 11/2/20 (Delivery value $21,987,110)		21,987,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,069	1,069
TOTAL TEMPORARY CASH INVESTMENTS (Cost $34,604,335)		34,604,335
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 1.2%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $17,308,437)	17,308,437	17,308,437
TOTAL INVESTMENT SECURITIES — 101.6% (Cost $1,235,530,787)		1,523,659,168
OTHER ASSETS AND LIABILITIES — (1.6)%		(23,258,879)
TOTAL NET ASSETS — 100.0%		$1,500,400,289

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	1,655,461	USD	1,239,906	Morgan Stanley	12/31/20	$3,085
CAD	11,185,167	USD	8,403,986	Morgan Stanley	12/31/20	(5,680)
USD	46,529,581	CAD	62,021,606	Morgan Stanley	12/31/20	(38,917)
USD	1,232,714	CAD	1,649,623	Morgan Stanley	12/31/20	(5,894)
USD	1,106,081	CAD	1,469,741	Morgan Stanley	12/31/20	2,536
USD	1,351,629	CAD	1,791,631	Morgan Stanley	12/31/20	6,395
USD	4,261,860	CAD	5,684,742	Morgan Stanley	12/31/20	(6,490)
						$(44,965)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
USD	-	United States Dollar
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $17,644,902. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $18,090,942, which includes securities collateral of $782,505.

See Notes to Financial Statements.
14

Statement of Assets and Liabilities

OCTOBER 31, 2020
Assets
Investment securities, at value (cost of $1,218,222,350) — including $17,644,902 of securities on loan	$1,506,350,731
Investment made with cash collateral received for securities on loan, at value (cost of $17,308,437)	17,308,437
Total investment securities, at value (cost of $1,235,530,787)	1,523,659,168
Receivable for investments sold	18,297,082
Receivable for capital shares sold	846,842
Unrealized appreciation on forward foreign currency exchange contracts	12,016
Dividends and interest receivable	6,167
Securities lending receivable	82,993
1,542,904,268

Liabilities
Payable for collateral received for securities on loan	17,308,437
Payable for investments purchased	22,925,331
Payable for capital shares redeemed	1,064,455
Unrealized depreciation on forward foreign currency exchange contracts	56,981
Accrued management fees	1,118,787
Distribution and service fees payable	29,988
42,503,979

Net Assets	$1,500,400,289

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,054,906,642
Distributable earnings	445,493,647
$1,500,400,289

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$531,353,305	24,151,524	$22.00
I Class, $0.01 Par Value	$317,466,348	13,976,088	$22.71
Y Class, $0.01 Par Value	$130,957,763	5,689,423	$23.02
A Class, $0.01 Par Value	$98,200,216	4,675,908	$21.00*
C Class, $0.01 Par Value	$5,297,689	288,275	$18.38
R Class, $0.01 Par Value	$8,492,235	418,377	$20.30
R5 Class, $0.01 Par Value	$9,477	417	$22.73
R6 Class, $0.01 Par Value	$108,820,003	4,729,299	$23.01
G Class, $0.01 Par Value	$299,803,253	12,842,182	$23.35
*Maximum offering price $22.28 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $101,912)	$4,510,929
Securities lending, net	300,211
Interest	135,020
4,946,160

Expenses:
Management fees	12,723,236
Distribution and service fees:
A Class	215,627
C Class	47,432
R Class	36,175
Directors' fees and expenses	37,893
Other expenses	116
13,060,479
Fees waived - G Class	(1,694,098)
11,366,381

Net investment income (loss)	(6,420,221)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	182,124,370
Forward foreign currency exchange contract transactions	152,963
Foreign currency translation transactions	(1,411)
182,275,922

Change in net unrealized appreciation (depreciation) on:
Investments	161,838,619
Forward foreign currency exchange contracts	21,434
Translation of assets and liabilities in foreign currencies	(6,759)
161,853,294

Net realized and unrealized gain (loss)	344,129,216

Net Increase (Decrease) in Net Assets Resulting from Operations	$337,708,995

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2020 AND OCTOBER 31, 2019
Increase (Decrease) in Net Assets	October 31, 2020	October 31, 2019
Operations
Net investment income (loss)	$(6,420,221)	$(5,373,421)
Net realized gain (loss)	182,275,922	59,472,982
Change in net unrealized appreciation (depreciation)	161,853,294	40,650,541
Net increase (decrease) in net assets resulting from operations	337,708,995	94,750,102

Distributions to Shareholders
From earnings:
Investor Class	(25,227,608)	(48,639,063)
I Class	(16,816,143)	(45,335,165)
Y Class	(535,213)	(276,649)
A Class	(4,721,985)	(10,279,016)
C Class	(312,537)	(867,837)
R Class	(381,103)	(773,910)
R5 Class	(395)	(905)
R6 Class	(2,829,940)	(4,560,472)
G Class	(9,051,157)	—
Decrease in net assets from distributions	(59,876,081)	(110,733,017)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	369,858,485	(19,942,776)

Net increase (decrease) in net assets	647,691,399	(35,925,691)

Net Assets
Beginning of period	852,708,890	888,634,581
End of period	$1,500,400,289	$852,708,890

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2020

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the G Class commenced on April 1, 2019.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

18

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$17,308,437	—	—	—	$17,308,437
Gross amount of recognized liabilities for securities lending transactions					$17,308,437

(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 16% of the shares of the fund.

20

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2020 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.100% to 1.500%	1.21%
I Class	0.900% to 1.300%	1.01%
Y Class	0.750% to 1.150%	0.86%
A Class	1.100% to 1.500%	1.21%
C Class	1.100% to 1.500%	1.21%
R Class	1.100% to 1.500%	1.21%
R5 Class	0.900% to 1.300%	1.01%
R6 Class	0.750% to 1.150%	0.86%
G Class	0.750% to 1.150%	0.00%(1)
(1)Effective annual management fee before waiver was 0.86%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2020 are detailed in the Statement of Operations.
Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $12,972,887 and $1,628,000, respectively. The effect of interfund transactions on the Statement of Operations was $142,719 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended October 31, 2020 were $1,807,926,013 and $1,648,435,828, respectively.

On August 13, 2020, the fund received investment securities valued at $133,320,673 from a purchase in kind from other products managed by the fund’s investment advisor. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.
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5. Capital Share Transactions
Transactions in shares of the fund were as follows:

	Year ended October 31, 2020		Year ended October 31, 2019(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	335,000,000		335,000,000
Sold	9,921,702	$179,032,931	2,845,255	$48,155,202
Issued in reinvestment of distributions	1,317,045	23,588,268	3,224,826	45,566,788
Redeemed	(9,495,829)	(181,400,499)	(5,030,701)	(84,023,120)
	1,742,918	21,220,700	1,039,380	9,698,870
I Class/Shares Authorized	210,000,000		210,000,000
Sold	14,257,641	281,464,270	2,861,828	48,997,525
Issued in reinvestment of distributions	161,247	2,976,627	322,168	4,674,658
Redeemed	(17,359,714)	(315,563,803)	(6,320,416)	(107,127,487)
	(2,940,826)	(31,122,906)	(3,136,420)	(53,455,304)
Y Class/Shares Authorized	30,000,000		30,000,000
Sold	6,761,561	126,431,953	250,309	4,433,763
Issued in reinvestment of distributions	28,652	535,213	18,884	276,649
Redeemed	(1,451,198)	(30,110,005)	(14,128)	(249,802)
	5,339,015	96,857,161	255,065	4,460,610
A Class/Shares Authorized	70,000,000		70,000,000
Sold	635,430	10,992,905	732,140	11,663,863
Issued in reinvestment of distributions	267,760	4,586,734	722,004	9,804,810
Redeemed	(990,674)	(17,325,103)	(1,137,418)	(18,386,791)
	(87,484)	(1,745,464)	316,726	3,081,882
C Class/Shares Authorized	30,000,000		30,000,000
Sold	75,490	1,255,719	48,287	670,563
Issued in reinvestment of distributions	18,317	276,405	61,607	747,908
Redeemed	(126,131)	(1,977,877)	(180,322)	(2,539,818)
	(32,324)	(445,753)	(70,428)	(1,121,347)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	215,915	3,705,057	151,546	2,348,495
Issued in reinvestment of distributions	22,612	375,133	57,798	763,516
Redeemed	(193,648)	(3,188,549)	(168,574)	(2,650,675)
	44,879	891,641	40,770	461,336
R5 Class/Shares Authorized	30,000,000		30,000,000
Sold	—	—	1,498	25,253
Issued in reinvestment of distributions	22	395	62	905
Redeemed	—	—	(1,553)	(26,878)
	22	395	7	(720)
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	3,584,510	69,966,478	1,013,445	17,944,892
Issued in reinvestment of distributions	151,577	2,829,940	311,295	4,560,472
Redeemed	(1,680,729)	(33,221,028)	(779,079)	(13,919,920)
	2,055,358	39,575,390	545,661	8,585,444
G Class/Shares Authorized	140,000,000		140,000,000
Sold	16,326,187	329,098,341	458,459	8,429,061
Issued in reinvestment of distributions	481,445	9,051,157	—	—
Redeemed	(4,419,358)	(93,522,177)	(4,551)	(82,608)
	12,388,274	244,627,321	453,908	8,346,453
Net increase (decrease)	18,509,832	$369,858,485	(555,331)	$(19,942,776)

(1)April 1, 2019 (commencement of sale) through October 31, 2019 for the G Class.
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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,411,831,991	$59,914,405	—
Temporary Cash Investments	1,069	34,603,266	—
Temporary Cash Investments - Securities Lending Collateral	17,308,437	—	—
	$1,429,141,497	$94,517,671	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$12,016	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$56,981	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $38,771,910.

23

The value of foreign currency risk derivative instruments as of October 31, 2020, is disclosed on the Statement of Assets and Liabilities as an asset of $12,016 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $56,981 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2020, the effect of foreign currency risk derivative instruments on the Statement of Operations was $152,963 in net realized gain (loss) on forward foreign currency exchange contract transactions and $21,434 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

On December 8, 2020, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 7, 2020 of $2.7205 for the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class.

The tax character of distributions paid during the years ended October 31, 2020 and October 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	—	$21,323,960
Long-term capital gains	$59,876,081	$89,409,057

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,253,127,307
Gross tax appreciation of investments	$324,104,356
Gross tax depreciation of investments	(53,572,495)
Net tax appreciation (depreciation) of investments	270,531,861
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(6,755)
Net tax appreciation (depreciation)	$270,525,106
Undistributed ordinary income	$28,065,383
Accumulated long-term gains	$146,903,158
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$17.54	(0.15)	5.61	5.46	(1.00)	$22.00	32.43%	1.22%	(0.81)%	141%	$531,353
2019	$18.08	(0.12)	1.91	1.79	(2.33)	$17.54	13.00%	1.28%	(0.70)%	92%	$392,956
2018	$16.70	(0.17)	1.65	1.48	(0.10)	$18.08	8.89%	1.27%	(0.93)%	116%	$386,455
2017	$12.96	(0.13)	4.45	4.32	(0.58)	$16.70	33.36%	1.36%	(0.83)%	70%	$361,029
2016	$13.06	(0.10)	—(3)	(0.10)	—	$12.96	(0.77)%	1.36%	(0.83)%	130%	$133,140
I Class
2020	$18.04	(0.11)	5.78	5.67	(1.00)	$22.71	32.76%	1.02%	(0.61)%	141%	$317,466
2019	$18.50	(0.09)	1.96	1.87	(2.33)	$18.04	13.16%	1.08%	(0.50)%	92%	$305,249
2018	$17.04	(0.14)	1.70	1.56	(0.10)	$18.50	9.18%	1.07%	(0.73)%	116%	$371,030
2017	$13.20	(0.09)	4.51	4.42	(0.58)	$17.04	33.51%	1.16%	(0.63)%	70%	$219,881
2016	$13.27	(0.08)	0.01	(0.07)	—	$13.20	(0.53)%	1.16%	(0.63)%	130%	$269,094
Y Class
2020	$18.24	(0.10)	5.88	5.78	(1.00)	$23.02	32.96%	0.87%	(0.46)%	141%	$130,958
2019	$18.65	(0.06)	1.98	1.92	(2.33)	$18.24	13.34%	0.93%	(0.35)%	92%	$6,392
2018	$17.16	(0.07)	1.66	1.59	(0.10)	$18.65	9.29%	0.92%	(0.58)%	116%	$1,778
2017(4)	$15.34	(0.06)	2.46	2.40	(0.58)	$17.16	15.67%	1.01%(5)	(0.61)%(5)	70%(6)	$6

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2020	$16.82	(0.19)	5.37	5.18	(1.00)	$21.00	32.14%	1.47%	(1.06)%	141%	$98,200
2019	$17.49	(0.16)	1.82	1.66	(2.33)	$16.82	12.72%	1.53%	(0.95)%	92%	$80,127
2018	$16.19	(0.21)	1.61	1.40	(0.10)	$17.49	8.61%	1.52%	(1.18)%	116%	$77,764
2017	$12.61	(0.16)	4.32	4.16	(0.58)	$16.19	33.02%	1.61%	(1.08)%	70%	$80,654
2016	$12.74	(0.13)	—(3)	(0.13)	—	$12.61	(1.02)%	1.61%	(1.08)%	130%	$86,651
C Class
2020	$14.94	(0.28)	4.72	4.44	(1.00)	$18.38	31.18%	2.22%	(1.81)%	141%	$5,298
2019	$15.92	(0.25)	1.60	1.35	(2.33)	$14.94	11.84%	2.28%	(1.70)%	92%	$4,790
2018	$14.86	(0.32)	1.48	1.16	(0.10)	$15.92	7.83%	2.27%	(1.93)%	116%	$6,227
2017	$11.70	(0.25)	3.99	3.74	(0.58)	$14.86	31.99%	2.36%	(1.83)%	70%	$9,958
2016	$11.91	(0.21)	—(3)	(0.21)	—	$11.70	(1.68)%	2.36%	(1.83)%	130%	$9,146
R Class
2020	$16.33	(0.23)	5.20	4.97	(1.00)	$20.30	31.80%	1.72%	(1.31)%	141%	$8,492
2019	$17.09	(0.19)	1.76	1.57	(2.33)	$16.33	12.39%	1.78%	(1.20)%	92%	$6,099
2018	$15.86	(0.25)	1.58	1.33	(0.10)	$17.09	8.41%	1.77%	(1.43)%	116%	$5,687
2017	$12.40	(0.19)	4.23	4.04	(0.58)	$15.86	32.61%	1.86%	(1.33)%	70%	$3,761
2016	$12.55	(0.16)	0.01	(0.15)	—	$12.40	(1.20)%	1.86%	(1.33)%	130%	$2,672

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2020	$18.05	(0.12)	5.80	5.68	(1.00)	$22.73	32.74%	1.02%	(0.61)%	141%	$9
2019	$18.51	(0.08)	1.95	1.87	(2.33)	$18.05	13.21%	1.08%	(0.50)%	92%	$7
2018	$17.05	(0.14)	1.70	1.56	(0.10)	$18.51	9.12%	1.07%	(0.73)%	116%	$7
2017(4)	$15.26	(0.07)	2.44	2.37	(0.58)	$17.05	15.56%	1.16%(5)	(0.76)%(5)	70%(6)	$6
R6 Class
2020	$18.24	(0.09)	5.86	5.77	(1.00)	$23.01	32.91%	0.87%	(0.46)%	141%	$108,820
2019	$18.65	(0.06)	1.98	1.92	(2.33)	$18.24	13.40%	0.93%	(0.35)%	92%	$48,763
2018	$17.15	(0.11)	1.71	1.60	(0.10)	$18.65	9.30%	0.92%	(0.58)%	116%	$39,687
2017	$13.26	(0.08)	4.55	4.47	(0.58)	$17.15	33.74%	1.01%	(0.48)%	70%	$28,077
2016	$13.31	(0.06)	0.01	(0.05)	—	$13.26	(0.38)%	1.01%	(0.48)%	130%	$25,992
G Class
2020	$18.34	0.08	5.93	6.01	(1.00)	$23.35	34.09%	0.01%(7)	0.40%(7)	141%	$299,803
2019(8)	$17.43	0.05	0.86	0.91	—	$18.34	5.22%	0.00%(5)(9)(10)	0.52%(5)(10)	92%(11)	$8,326

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
(4)April 10, 2017 (commencement of sale) through October 31, 2017.
(5)Annualized.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.
(7)The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 0.87% and (0.46)%, respectively.
(8)April 1, 2019 (commencement of sale) through October 31, 2019.
(9)Ratio was less than 0.005%.
(10)The annualized ratio of operating expenses to average net assets before expense waiver and the annualized ratio of net investment income (loss) to average net assets before expense waiver was 0.93% and (0.41)%, respectively.
(11)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2019.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Growth Fund (the “Fund”), one of the funds constituting the American Century Mutual Funds, Inc., as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Small Cap Growth Fund of the American Century Mutual Funds, Inc. as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.
29

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None
30

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

32

Approval of Management Agreement

At a meeting held on June 24, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or
33

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio
34

valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe
35

and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $66,099,273, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2020.

The fund hereby designates $1,173,649 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2020.

The fund utilized earnings and profits of $7,396,841 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).
38

Notes
39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90978 2012

Annual Report

October 31, 2020

Sustainable Equity Fund
Investor Class (AFDIX)
I Class (AFEIX)
Y Class (AFYDX)
A Class (AFDAX)
C Class (AFDCX)
R Class (AFDRX)
R5 Class (AFDGX)
R6 Class (AFEDX)
G Class (AFEGX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Pandemic Disrupted Economic, Market Courses

Market sentiment began the period relatively upbeat. A dovish Federal Reserve (Fed), modest inflation, improving economic and earnings data, and progress on U.S.-China trade policy helped boost global growth outlooks. Against this backdrop, riskier assets generally remained in favor.

However, beginning in late February, the COVID-19 outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a deep worldwide recession. Global stocks and credit-sensitive assets sold off sharply, while U.S. Treasury yields plunged to record lows amid soaring demand. Quick and aggressive action from the Fed and other central banks and federal governments helped stabilize and restore confidence in the financial markets. By summer, declining coronavirus infection and death rates in many regions and the reopening of economies were positive influences. By the end of the reporting period, most data suggested an economic recovery was underway. But, at the same time, COVID-19 infection rates were rising in the U.S. and Europe, prompting new lockdown measures in some European countries.

Overall, the broad U.S. stock market overcame the effects of the early 2020 sell-off to deliver a solid gain for the 12-month period. Growth stocks rallied and significantly outperformed value stocks, which generally declined. Global bond returns were broadly positive, as yields declined.

Science Helps Steer the Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. The first COVID-19 vaccine is on track for approval by year-end, and medical professionals continue to fine-tune virus treatment protocols. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of October 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	AFDIX	11.33%	11.98%	13.03%	—	7/29/05
S&P 500 Index	—	9.71%	11.70%	13.00%	—	—
I Class	AFEIX	11.55%	12.21%	13.27%	—	7/29/05
Y Class	AFYDX	11.70%	—	—	13.96%	4/10/17
A Class	AFDAX					11/30/04
No sales charge		11.07%	11.71%	12.76%	—
With sales charge		4.68%	10.40%	12.09%	—
C Class	AFDCX	10.22%	10.87%	11.92%	—	11/30/04
R Class	AFDRX	10.77%	11.42%	12.47%	—	7/29/05
R5 Class	AFDGX	11.55%	—	—	13.79%	4/10/17
R6 Class	AFEDX	11.70%	—	—	13.18%	4/1/19
G Class	AFEGX	12.21%	—	—	13.69%	4/1/19
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2020
Investor Class — $34,084

S&P 500 Index — $33,987

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.80%	0.60%	0.45%	1.05%	1.80%	1.30%	0.60%	0.45%	0.45%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Greg Woodhams, Justin Brown, Joe Reiland and Rob Bove

Performance Summary

Sustainable Equity returned 11.33%* for the 12 months ended October 31, 2020, outpacing the 9.71% return of the fund’s benchmark, the S&P 500 Index.

U.S. stocks delivered strong returns during the reporting period, which was marked by extreme volatility. Stocks initially rose to all-time highs in February, before the COVID-19 pandemic and measures to combat it led to the first recession and bear market in stocks since the 2008-09 financial crisis. Massive monetary and fiscal stimulus helped support the economy and markets, and stocks recovered the ground lost earlier. Within the S&P 500 Index, information technology and consumer discretionary stocks posted the largest gains. The energy sector fell sharply amid weakening demand and a notable decline in oil prices.

Stock selection in the real estate and information technology sectors helped drive outperformance relative to the benchmark. An overweight allocation to information technology was also helpful. Stock decisions in the health care and energy sectors detracted.

Real Estate and Information Technology Led Performance

Stock selection in the real estate sector was a top contributor. A leading source of strength was Prologis, an equity real estate investment trust (REIT) that owns primarily logistics and distribution center properties, which benefited from the surge in e-commerce. REITs were also supported by low interest rates as the Federal Reserve provided stimulus to the pandemic-stricken economy.

In the information technology sector, stock choices in the IT services industry led relative performance. The stock price of PayPal Holdings, the leader in online payments, benefited from the increasing demand for digital transactions, a secular trend that has been aided by stay-at-home restrictions during the pandemic. In the software industry, Microsoft was a top contributor, buoyed by the breadth of its businesses, its transition to a subscription model and strength in its cloud division. NVIDIA reported positive results and raised guidance due to strong demand for its chips used in data centers and gaming. The data center business is being driven by the launch of new products that are based on a new architecture and a leading process node, which is driving better price and performance per chip.

Elsewhere, not owning two oil companies that are components of the benchmark helped relative performance. Exxon Mobil faltered along with the sector as reduced energy demand and low prices weighed on revenues. Investors worried about the sustainability of its dividend, and the stock was removed from the Dow Jones Industrial Average at the end of August. Not owning Chevron helped relative performance due to lower-than-expected earnings amid falling oil prices. This was another victim of economic weakness resulting from a surge in COVID-19 cases and uncertainty about the pace of the recovery.

Health Care Stocks Detracted

Overall stock selection in the health care sector detracted, mostly driven by choices in the health care equipment and supplies industry. The pandemic hurt several health care segments. Medical device makers in particular were hampered by fewer elective procedures because of the pandemic.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower had a portion of the fees not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

The energy sector especially felt the impact of the pandemic. Plunging oil prices and weak demand as the global economy shut down caused most energy stocks to fall, including ONEOK, a diversified energy company with a large stake in pipelines. We eliminated ONEOK as the energy sector is likely to see considerable weakness due to uncertainty around the timing and magnitude of an eventual economic recovery. ConocoPhillips also detracted. The oil giant’s stock fell after the company reported disappointing results due to declining oil prices and low production. Phillips 66 was another casualty. The economic slowdown caused by the pandemic resulted in reduced demand for refined oil, which hurt that segment of Phillips 66’s business. Profit margins and earnings fell along with demand for gasoline, jet fuel and related products.

Among other notable individual detractors from relative returns, Bank of America underperformed as interest rates fell to zero. In addition, slower economic growth and high unemployment were expected to lead to credit losses and slow new-loan generation. The travel industry was also hit hard by the pandemic. Royal Caribbean Cruises was a significant detractor. Sailings were canceled, and those revenues likely won’t come back anytime soon, even after the worst of the virus has passed. Fares will also likely have to be lower across the industry to drive bookings in the foreseeable future. We eliminated our holding.

Outlook

The portfolio invests in a blend of large value and large growth stocks, while seeking to outperform the S&P 500 Index with a comparable dividend yield without taking on significant additional risk. We believe that companies exhibiting both improving business fundamentals and sustainable corporate behaviors will outperform over time. We use a quantitative model that combines fundamental measures of a stock’s value and growth potential. We then integrate our view of the company’s financial improvement with multiple sources of environmental, social and governance data.

As of October 31, 2020, the portfolio’s largest overweight position relative to the benchmark was in the industrials sector. Communication services ended the period as the largest underweight sector.

A strategy or emphasis on environmental, social and governance factors (ESG) may limit the investment opportunities available to a portfolio. Therefore, the portfolio may underperform or perform differently than other portfolios that do not have an ESG investment focus. A portfolio's ESG investment focus may also result in the portfolio investing in securities or industry sectors that perform differently or maintain a different risk profile than the market generally or compared to underlying holdings that are not screened for ESG standards.
6

Fund Characteristics

October 31, 2020
Top Ten Holdings	% of net assets
Microsoft Corp.	7.0%
Apple, Inc.	6.2%
Amazon.com, Inc.	4.8%
Alphabet, Inc., Class A	3.7%
Procter & Gamble Co. (The)	2.2%
Prologis, Inc.	2.2%
NextEra Energy, Inc.	2.2%
Facebook, Inc., Class A	2.1%
Home Depot, Inc. (The)	2.0%
NVIDIA Corp.	1.8%

Top Five Industries	% of net assets
Software	8.9%
Technology Hardware, Storage and Peripherals	6.2%
Interactive Media and Services	5.8%
Internet and Direct Marketing Retail	5.4%
IT Services	5.3%

Types of Investments in Portfolio	% of net assets
Common Stocks	96.9%
Temporary Cash Investments	2.8%
Other Assets and Liabilities	0.3%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period(1) 5/1/20 - 10/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,141.90	$4.25	0.79%
I Class	$1,000	$1,143.30	$3.18	0.59%
Y Class	$1,000	$1,143.80	$2.37	0.44%
A Class	$1,000	$1,140.60	$5.60	1.04%
C Class	$1,000	$1,136.20	$9.61	1.79%
R Class	$1,000	$1,139.20	$6.94	1.29%
R5 Class	$1,000	$1,143.20	$3.18	0.59%
R6 Class	$1,000	$1,144.00	$2.37	0.44%
G Class	$1,000	$1,146.90	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,021.17	$4.01	0.79%
I Class	$1,000	$1,022.17	$3.00	0.59%
Y Class	$1,000	$1,022.93	$2.24	0.44%
A Class	$1,000	$1,019.91	$5.28	1.04%
C Class	$1,000	$1,016.14	$9.07	1.79%
R Class	$1,000	$1,018.65	$6.55	1.29%
R5 Class	$1,000	$1,022.17	$3.00	0.59%
R6 Class	$1,000	$1,022.93	$2.24	0.44%
G Class	$1,000	$1,025.14	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses, which include directors' fees and expenses, did not exceed 0.005%.
9

Schedule of Investments

OCTOBER 31, 2020

	Shares	Value
COMMON STOCKS — 96.9%
Aerospace and Defense — 0.9%
Lockheed Martin Corp.	70,746	$24,770,297
Air Freight and Logistics — 0.4%
Expeditors International of Washington, Inc.	129,022	11,401,674
Auto Components — 0.9%
Aptiv plc	247,418	23,873,363
Banks — 3.4%
Bank of America Corp.	1,657,238	39,276,541
JPMorgan Chase & Co.	375,234	36,787,941
Regions Financial Corp.	1,276,032	16,971,226
		93,035,708
Beverages — 1.5%
PepsiCo, Inc.	300,068	39,996,064
Biotechnology — 2.3%
AbbVie, Inc.	282,759	24,062,791
Amgen, Inc.	138,678	30,084,805
Vertex Pharmaceuticals, Inc.(1)	47,771	9,953,566
		64,101,162
Building Products — 1.8%
Johnson Controls International plc	610,256	25,758,906
Masco Corp.	415,366	22,263,617
		48,022,523
Capital Markets — 4.0%
Ameriprise Financial, Inc.	74,804	12,030,728
BlackRock, Inc.	37,449	22,439,815
Intercontinental Exchange, Inc.	166,185	15,687,864
Morgan Stanley	601,753	28,974,407
S&P Global, Inc.	97,170	31,359,674
		110,492,488
Chemicals — 2.8%
Air Products and Chemicals, Inc.	48,647	13,438,247
Ecolab, Inc.	74,424	13,663,502
Linde plc	130,378	28,727,489
Sherwin-Williams Co. (The)	28,141	19,360,445
		75,189,683
Communications Equipment — 0.6%
Cisco Systems, Inc.	491,800	17,655,620
Consumer Finance — 0.5%
American Express Co.	161,071	14,696,118
Containers and Packaging — 0.8%
Ball Corp.	234,935	20,909,215
Diversified Telecommunication Services — 1.2%
Verizon Communications, Inc.	583,057	33,228,418
Electric Utilities — 2.2%
NextEra Energy, Inc.	821,648	60,152,850
Electrical Equipment — 0.5%
Eaton Corp. plc	138,330	14,357,271
10

	Shares	Value
Electronic Equipment, Instruments and Components — 1.5%
CDW Corp.	56,823	$6,966,500
Cognex Corp.	181,929	11,989,121
Keysight Technologies, Inc.(1)	197,220	20,682,461
		39,638,082
Entertainment — 1.5%
Activision Blizzard, Inc.	198,629	15,042,174
Walt Disney Co. (The)	222,632	26,994,130
		42,036,304
Equity Real Estate Investment Trusts (REITs) — 3.0%
Prologis, Inc.	609,826	60,494,739
SBA Communications Corp.	70,766	20,548,324
		81,043,063
Food and Staples Retailing — 1.3%
Costco Wholesale Corp.	47,372	16,941,174
Sysco Corp.	311,315	17,218,833
		34,160,007
Food Products — 0.9%
Beyond Meat, Inc.(1)	7,080	1,008,404
Mondelez International, Inc., Class A	380,309	20,202,014
Vital Farms, Inc.(1)	101,130	3,495,053
		24,705,471
Health Care Equipment and Supplies — 2.0%
Baxter International, Inc.	71,661	5,558,744
Edwards Lifesciences Corp.(1)	268,729	19,265,182
Medtronic plc	222,924	22,419,467
ResMed, Inc.	31,823	6,108,106
		53,351,499
Health Care Providers and Services — 3.0%
Cigna Corp.	73,597	12,288,491
CVS Health Corp.	348,341	19,538,447
Humana, Inc.	36,726	14,663,957
UnitedHealth Group, Inc.	119,612	36,498,406
		82,989,301
Hotels, Restaurants and Leisure — 0.5%
Chipotle Mexican Grill, Inc.(1)	12,268	14,739,757
Household Products — 2.8%
Colgate-Palmolive Co.	201,909	15,928,601
Procter & Gamble Co. (The)	445,587	61,089,978
		77,018,579
Industrial Conglomerates — 1.2%
Honeywell International, Inc.	195,219	32,201,374
Insurance — 1.3%
Aflac, Inc.	154,333	5,239,605
Marsh & McLennan Cos., Inc.	105,345	10,898,994
Progressive Corp. (The)	91,322	8,392,492
Prudential Financial, Inc.	86,240	5,521,085
Travelers Cos., Inc. (The)	53,522	6,460,640
		36,512,816
Interactive Media and Services — 5.8%
Alphabet, Inc., Class A(1)	62,638	101,229,898
Facebook, Inc., Class A(1)	220,558	58,031,016
		159,260,914
11

	Shares	Value
Internet and Direct Marketing Retail — 5.4%
Amazon.com, Inc.(1)	43,589	$132,342,742
Expedia Group, Inc.	170,447	16,047,585
		148,390,327
IT Services — 5.3%
Accenture plc, Class A	135,273	29,342,067
Mastercard, Inc., Class A	119,003	34,349,026
PayPal Holdings, Inc.(1)	229,324	42,684,076
Visa, Inc., Class A	204,603	37,178,411
		143,553,580
Life Sciences Tools and Services — 2.2%
Agilent Technologies, Inc.	219,872	22,446,733
Thermo Fisher Scientific, Inc.	82,034	38,811,926
		61,258,659
Machinery — 1.8%
Cummins, Inc.	114,756	25,233,697
Parker-Hannifin Corp.	114,642	23,886,807
		49,120,504
Media — 0.7%
Comcast Corp., Class A	464,464	19,618,959
Multiline Retail — 0.4%
Target Corp.	79,345	12,077,896
Oil, Gas and Consumable Fuels — 0.9%
ConocoPhillips	576,848	16,509,390
Phillips 66	162,555	7,584,816
		24,094,206
Personal Products — 0.4%
Estee Lauder Cos., Inc. (The), Class A	53,898	11,839,235
Pharmaceuticals — 3.5%
Bristol-Myers Squibb Co.	492,596	28,792,236
Merck & Co., Inc.	450,541	33,885,189
Novo Nordisk A/S, B Shares	244,487	15,635,376
Zoetis, Inc.	107,738	17,081,860
		95,394,661
Professional Services — 0.9%
IHS Markit Ltd.	292,635	23,665,392
Road and Rail — 1.8%
Norfolk Southern Corp.	95,016	19,869,746
Union Pacific Corp.	161,113	28,547,612
		48,417,358
Semiconductors and Semiconductor Equipment — 5.0%
Advanced Micro Devices, Inc.(1)	197,091	14,838,981
Applied Materials, Inc.	187,182	11,086,790
ASML Holding NV	54,044	19,647,950
Broadcom, Inc.	53,302	18,635,978
NVIDIA Corp.	98,449	49,358,391
Texas Instruments, Inc.	156,934	22,691,087
		136,259,177
Software — 8.9%
Adobe, Inc.(1)	56,655	25,330,451
Microsoft Corp.	949,103	192,164,884
salesforce.com, Inc.(1)	107,093	24,874,491
		242,369,826
12

	Shares	Value
Specialty Retail — 3.0%
Home Depot, Inc. (The)	208,967	$55,733,588
TJX Cos., Inc. (The)	501,961	25,499,619
		81,233,207
Technology Hardware, Storage and Peripherals — 6.2%
Apple, Inc.	1,553,214	169,082,876
Textiles, Apparel and Luxury Goods — 1.9%
NIKE, Inc., Class B	317,928	38,176,794
VF Corp.	189,700	12,747,840
		50,924,634
TOTAL COMMON STOCKS (Cost $2,273,426,429)		2,646,840,118
TEMPORARY CASH INVESTMENTS — 2.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.50% - 3.375%, 6/30/21 - 11/15/48, valued at $28,245,093), in a joint trading account at 0.06%, dated 10/30/20, due 11/2/20 (Delivery value $27,789,056)		27,788,917
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.125%, 7/15/30, valued at $49,397,645), at 0.06%, dated 10/30/20, due 11/2/20 (Delivery value $48,429,242)		48,429,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,312	2,312
TOTAL TEMPORARY CASH INVESTMENTS (Cost $76,220,229)		76,220,229
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $2,349,646,658)		2,723,060,347
OTHER ASSETS AND LIABILITIES — 0.3%		9,463,965
TOTAL NET ASSETS — 100.0%		$2,732,524,312

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	695,952	USD	816,902	Credit Suisse AG	12/31/20	$(5,180)
EUR	413,437	USD	490,981	Credit Suisse AG	12/31/20	(8,771)
EUR	496,124	USD	587,665	Credit Suisse AG	12/31/20	(9,012)
USD	16,632,031	EUR	14,169,391	Credit Suisse AG	12/31/20	105,598
USD	528,399	EUR	450,187	Credit Suisse AG	12/31/20	3,325
USD	535,110	EUR	452,483	Credit Suisse AG	12/31/20	7,357
USD	873,144	EUR	741,889	Credit Suisse AG	12/31/20	7,844
						$101,161

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
S&P 500 E-Mini	449	December 2020	$73,292,515	$(2,283,894)

^Amount represents value and unrealized appreciation (depreciation).

13

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
USD	-	United States Dollar
(1)Non-income producing.

See Notes to Financial Statements.
14

Statement of Assets and Liabilities

OCTOBER 31, 2020
Assets
Investment securities, at value (cost of $2,349,646,658)	$2,723,060,347
Deposits with broker for futures contracts	5,388,000
Receivable for capital shares sold	3,387,271
Unrealized appreciation on forward foreign currency exchange contracts	124,124
Dividends and interest receivable	2,982,544
2,734,942,286

Liabilities
Payable for capital shares redeemed	713,148
Payable for variation margin on futures contracts	1,059,040
Unrealized depreciation on forward foreign currency exchange contracts	22,963
Accrued management fees	597,943
Distribution and service fees payable	24,880
2,417,974

Net Assets	$2,732,524,312

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,451,869,922
Distributable earnings	280,654,390
$2,732,524,312

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$595,556,710	17,707,423	$33.63
I Class, $0.01 Par Value	$245,758,736	7,281,829	$33.75
Y Class, $0.01 Par Value	$8,115,118	240,004	$33.81
A Class, $0.01 Par Value	$54,637,872	1,634,446	$33.43*
C Class, $0.01 Par Value	$10,178,219	314,456	$32.37
R Class, $0.01 Par Value	$9,014,143	271,939	$33.15
R5 Class, $0.01 Par Value	$3,194,889	94,610	$33.77
R6 Class, $0.01 Par Value	$5,149,675	152,157	$33.84
G Class, $0.01 Par Value	$1,800,918,950	53,021,103	$33.97
*Maximum offering price $35.47 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $62,619)	$34,347,338
Interest	187,541
Securities lending, net	5,449
34,540,328

Expenses:
Management fees	12,113,725
Distribution and service fees:
A Class	136,241
C Class	97,519
R Class	32,240
Directors' fees and expenses	65,600
Other expenses	20,415
12,465,740
Fees waived(1)	(6,245,688)
6,220,052

Net investment income (loss)	28,320,276

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(104,596,255)
Forward foreign currency exchange contract transactions	(614,166)
Futures contract transactions	(7,766,381)
Foreign currency translation transactions	(4,810)
(112,981,612)

Change in net unrealized appreciation (depreciation) on:
Investments	283,791,380
Forward foreign currency exchange contracts	128,688
Futures contracts	(2,283,894)
Translation of assets and liabilities in foreign currencies	(365)
281,635,809

Net realized and unrealized gain (loss)	168,654,197

Net Increase (Decrease) in Net Assets Resulting from Operations	$196,974,473

(1)Amount consists of $185,152, $52,538, $20,216, $19,997, $3,608, $2,165, $541, $1,301 and $5,960,170 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class, respectively.

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2020 AND OCTOBER 31, 2019
Increase (Decrease) in Net Assets	October 31, 2020	October 31, 2019
Operations
Net investment income (loss)	$28,320,276	$3,393,891
Net realized gain (loss)	(112,981,612)	14,582,318
Change in net unrealized appreciation (depreciation)	281,635,809	26,832,590
Net increase (decrease) in net assets resulting from operations	196,974,473	44,808,799

Distributions to Shareholders
From earnings:
Investor Class	(3,259,073)	(9,479,446)
I Class	(962,442)	(2,679,164)
Y Class	(510,247)	(1,208,845)
A Class	(364,241)	(3,252,169)
C Class	(67,854)	(629,682)
R Class	(31,560)	(210,019)
R5 Class	(11,626)	(93,131)
R6 Class	(18,679)	—
G Class	(14,189,132)	—
Decrease in net assets from distributions	(19,414,854)	(17,552,456)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,707,601,522	558,177,061

Net increase (decrease) in net assets	1,885,161,141	585,433,404

Net Assets
Beginning of period	847,363,171	261,929,767
End of period	$2,732,524,312	$847,363,171

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2020

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Sustainable Equity Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the R6 Class and G Class commenced on April 1, 2019.
2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

18

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 52% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). From November 1, 2019 through July 31, 2020, the investment advisor agreed to waive 0.05% of the fund’s management fee. Effective August 1, 2020, the investment advisor terminated the waiver and decreased the annual management fee by 0.05%. The investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

20

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended October 31, 2020 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range*	Before Waiver	After Waiver
Investor Class	0.750% to 0.790%	0.83%	0.79%
I Class	0.550% to 0.590%	0.63%	0.59%
Y Class	0.400% to 0.440%	0.48%	0.44%
A Class	0.750% to 0.790%	0.83%	0.79%
C Class	0.750% to 0.790%	0.83%	0.79%
R Class	0.750% to 0.790%	0.83%	0.79%
R5 Class	0.550% to 0.590%	0.63%	0.59%
R6 Class	0.400% to 0.440%	0.48%	0.44%
G Class	0.400% to 0.440%	0.48%	0.00%
*Prior to August 1, 2020, the management fee schedule range was 0.800% to 0.840% for Investor Class, A Class, C Class and R Class, 0.600% to 0.640% for I Class and R5 Class, 0.450% to 0.490% for Y Class, R6 Class and G Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2020 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $9,165,216 and there were no interfund sales.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended October 31, 2020 were $1,575,488,143 and $725,148,983, respectively.

On July 22, 2020, the fund received investment securities valued at $774,285,429 from a purchase in kind from other products managed by the fund’s investment advisor. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2020		Year ended October 31, 2019(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	230,000,000		230,000,000
Sold	17,239,793	$543,096,618	1,478,661	$42,448,717
Issued in reinvestment of distributions	100,919	3,228,400	373,564	9,230,761
Redeemed	(3,521,917)	(109,408,579)	(3,033,709)	(85,434,146)
	13,818,795	436,916,439	(1,181,484)	(33,754,668)
I Class/Shares Authorized	50,000,000		50,000,000
Sold	5,143,550	162,491,745	2,840,717	80,856,818
Issued in reinvestment of distributions	26,744	857,150	88,125	2,181,089
Redeemed	(1,372,675)	(42,143,506)	(795,266)	(22,113,079)
	3,797,619	121,205,389	2,133,576	60,924,828
Y Class/Shares Authorized	30,000,000		30,000,000
Sold	817,327	25,138,027	1,298,628	36,812,959
Issued in reinvestment of distributions	15,895	509,737	48,822	1,208,845
Redeemed	(2,263,503)	(74,266,512)	(188,570)	(5,485,398)
	(1,430,281)	(48,618,748)	1,158,880	32,536,406
A Class/Shares Authorized	50,000,000		50,000,000
Sold	333,847	10,430,358	279,004	7,723,840
Issued in reinvestment of distributions	10,059	320,586	113,811	2,808,849
Redeemed	(501,546)	(15,535,923)	(398,221)	(11,099,073)
	(157,640)	(4,784,979)	(5,406)	(566,384)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	89,054	2,800,693	71,758	1,908,443
Issued in reinvestment of distributions	1,854	57,571	22,210	538,156
Redeemed	(119,796)	(3,670,138)	(160,965)	(4,368,416)
	(28,888)	(811,874)	(66,997)	(1,921,817)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	215,132	6,842,044	65,244	1,825,976
Issued in reinvestment of distributions	997	31,560	8,544	210,019
Redeemed	(92,477)	(2,693,315)	(40,894)	(1,140,492)
	123,652	4,180,289	32,894	895,503
R5 Class/Shares Authorized	30,000,000		30,000,000
Sold	58,252	1,990,201	3,133	89,963
Issued in reinvestment of distributions	350	11,238	3,761	93,131
Redeemed	(7,052)	(207,323)	(11,350)	(311,587)
	51,550	1,794,116	(4,456)	(128,493)
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	250,249	7,873,896	154,326	4,599,937
Issued in reinvestment of distributions	582	18,679	—	—
Redeemed	(228,865)	(7,676,224)	(24,135)	(733,659)
	21,966	216,351	130,191	3,866,278
G Class/Shares Authorized	525,000,000		525,000,000
Sold	48,405,679	1,575,927,164	16,265,238	496,972,039
Issued in reinvestment of distributions	442,167	14,189,132	—	—
Redeemed	(12,070,100)	(392,611,757)	(21,881)	(646,631)
	36,777,746	1,197,504,539	16,243,357	496,325,408
Net increase (decrease)	52,974,519	$1,707,601,522	18,440,555	$558,177,061
(1)April 1, 2019 (commencement of sale) through October 31, 2019 for the R6 Class and G Class.
22

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$2,611,556,792	$35,283,326	—
Temporary Cash Investments	2,312	76,217,917	—
	$2,611,559,104	$111,501,243	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$124,124	—

Liabilities
Other Financial Instruments
Futures Contracts	$2,283,894	—	—
Forward Foreign Currency Exchange Contracts	—	$22,963	—
	$2,283,894	$22,963	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $22,559,689 futures contracts purchased.
23

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $18,095,531.

Value of Derivative Instruments as of October 31, 2020

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$1,059,040
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$124,124	Unrealized depreciation on forward foreign currency exchange contracts	22,963
		$124,124		$1,082,003

* Included in the unrealized appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2020

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$(7,766,381)	Change in net unrealized appreciation (depreciation) on futures contracts	$(2,283,894)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(614,166)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	128,688
		$(8,380,547)		$(2,155,206)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

24

9. Federal Tax Information

On December 8, 2020, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 7, 2020:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
$0.1559	$0.2314	$0.2881	$0.0614	—	—	$0.2314	$0.2881	$0.4543

The tax character of distributions paid during the years ended October 31, 2020 and October 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$7,163,302	$2,630,877
Long-term capital gains	$12,251,552	$14,921,579

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,375,197,191
Gross tax appreciation of investments	$402,484,485
Gross tax depreciation of investments	(54,621,329)
Net tax appreciation (depreciation) of investments	347,863,156
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	1,300
Net tax appreciation (depreciation)	$347,864,456
Undistributed ordinary income	$22,952,967
Accumulated short-term capital losses	$(86,617,491)
Accumulated long-term capital losses	$(3,545,542)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

25

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$30.40	0.28	3.15	3.43	—	(0.20)	(0.20)	$33.63	11.33%	0.79%	0.83%	0.88%	0.84%	36%	$595,557
2019	$28.19	0.33	3.77	4.10	(0.22)	(1.67)	(1.89)	$30.40	16.10%	0.80%	0.84%	1.14%	1.10%	33%	$118,225
2018	$27.22	0.26	1.52	1.78	(0.20)	(0.61)	(0.81)	$28.19	6.60%	0.95%	0.95%	0.91%	0.91%	41%	$142,923
2017	$21.75	0.23	5.51	5.74	(0.27)	—	(0.27)	$27.22	26.61%	1.00%	1.00%	0.95%	0.95%	18%	$135,315
2016	$21.77	0.25	(0.04)	0.21	(0.23)	—	(0.23)	$21.75	0.99%	0.99%	0.99%	1.18%	1.18%	71%	$87,865
I Class
2020	$30.50	0.35	3.16	3.51	(0.06)	(0.20)	(0.26)	$33.75	11.55%	0.59%	0.63%	1.08%	1.04%	36%	$245,759
2019	$28.27	0.37	3.81	4.18	(0.28)	(1.67)	(1.95)	$30.50	16.37%	0.60%	0.64%	1.34%	1.30%	33%	$106,268
2018	$27.30	0.33	1.51	1.84	(0.26)	(0.61)	(0.87)	$28.27	6.80%	0.75%	0.75%	1.11%	1.11%	41%	$38,188
2017	$21.81	0.27	5.53	5.80	(0.31)	—	(0.31)	$27.30	26.88%	0.80%	0.80%	1.15%	1.15%	18%	$19,776
2016	$21.84	0.29	(0.05)	0.24	(0.27)	—	(0.27)	$21.81	1.19%	0.79%	0.79%	1.38%	1.38%	71%	$5,637
Y Class
2020	$30.56	0.43	3.12	3.55	(0.10)	(0.20)	(0.30)	$33.81	11.70%	0.44%	0.48%	1.23%	1.19%	36%	$8,115
2019	$28.32	0.41	3.82	4.23	(0.32)	(1.67)	(1.99)	$30.56	16.56%	0.45%	0.49%	1.49%	1.45%	33%	$51,037
2018	$27.33	0.36	1.52	1.88	(0.28)	(0.61)	(0.89)	$28.32	6.93%	0.60%	0.60%	1.26%	1.26%	41%	$14,485
2017(3)	$23.89	0.16	3.28	3.44	—	—	—	$27.33	14.40%	0.65%(4)	0.65%(4)	1.10%(4)	1.10%(4)	18%(5)	$383

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2020	$30.29	0.21	3.13	3.34	—	(0.20)	(0.20)	$33.43	11.07%	1.04%	1.08%	0.63%	0.59%	36%	$54,638
2019	$28.09	0.25	3.78	4.03	(0.16)	(1.67)	(1.83)	$30.29	15.81%	1.05%	1.09%	0.89%	0.85%	33%	$54,290
2018	$27.13	0.19	1.51	1.70	(0.13)	(0.61)	(0.74)	$28.09	6.31%	1.20%	1.20%	0.66%	0.66%	41%	$50,489
2017	$21.67	0.17	5.50	5.67	(0.21)	—	(0.21)	$27.13	26.34%	1.25%	1.25%	0.70%	0.70%	18%	$51,396
2016	$21.69	0.20	(0.05)	0.15	(0.17)	—	(0.17)	$21.67	0.74%	1.24%	1.24%	0.93%	0.93%	71%	$97,012
C Class
2020	$29.56	(0.02)	3.03	3.01	—	(0.20)	(0.20)	$32.37	10.22%	1.79%	1.83%	(0.12)%	(0.16)%	36%	$10,178
2019	$27.48	0.04	3.71	3.75	—	(1.67)	(1.67)	$29.56	14.98%	1.80%	1.84%	0.14%	0.10%	33%	$10,149
2018	$26.63	(0.03)	1.49	1.46	—	(0.61)	(0.61)	$27.48	5.51%	1.95%	1.95%	(0.09)%	(0.09)%	41%	$11,277
2017	$21.27	(0.01)	5.41	5.40	(0.04)	—	(0.04)	$26.63	25.40%	2.00%	2.00%	(0.05)%	(0.05)%	18%	$17,904
2016	$21.29	0.04	(0.04)	—(6)	(0.02)	—	(0.02)	$21.27	(0.02)%	1.99%	1.99%	0.18%	0.18%	71%	$18,640
R Class
2020	$30.12	0.12	3.11	3.23	—	(0.20)	(0.20)	$33.15	10.77%	1.29%	1.33%	0.38%	0.34%	36%	$9,014
2019	$27.93	0.18	3.77	3.95	(0.09)	(1.67)	(1.76)	$30.12	15.56%	1.30%	1.34%	0.64%	0.60%	33%	$4,466
2018	$26.98	0.11	1.51	1.62	(0.06)	(0.61)	(0.67)	$27.93	6.04%	1.45%	1.45%	0.41%	0.41%	41%	$3,223
2017	$21.55	0.11	5.47	5.58	(0.15)	—	(0.15)	$26.98	26.03%	1.50%	1.50%	0.45%	0.45%	18%	$3,910
2016	$21.58	0.14	(0.05)	0.09	(0.12)	—	(0.12)	$21.55	0.44%	1.49%	1.49%	0.68%	0.68%	71%	$4,090

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2020	$30.52	0.34	3.17	3.51	(0.06)	(0.20)	(0.26)	$33.77	11.55%	0.59%	0.63%	1.08%	1.04%	36%	$3,195
2019	$28.29	0.38	3.80	4.18	(0.28)	(1.67)	(1.95)	$30.52	16.36%	0.60%	0.64%	1.34%	1.30%	33%	$1,314
2018	$27.30	0.32	1.52	1.84	(0.24)	(0.61)	(0.85)	$28.29	6.82%	0.75%	0.75%	1.11%	1.11%	41%	$1,344
2017(3)	$23.89	0.15	3.26	3.41	—	—	—	$27.30	14.27%	0.80%(4)	0.80%(4)	1.07%(4)	1.07%(4)	18%(5)	$6
R6 Class
2020	$30.56	0.39	3.17	3.56	(0.08)	(0.20)	(0.28)	$33.84	11.70%	0.44%	0.48%	1.23%	1.19%	36%	$5,150
2019(7)	$28.05	0.21	2.30	2.51	—	—	—	$30.56	8.95%	0.44%(4)	0.49%(4)	1.18%(4)	1.13%(4)	33%(8)	$3,979
G Class
2020	$30.64	0.54	3.18	3.72	(0.19)	(0.20)	(0.39)	$33.97	12.21%	0.00%(9)	0.48%	1.67%	1.19%	36%	$1,800,919
2019(7)	$28.05	0.37	2.22	2.59	—	—	—	$30.64	9.23%	0.00%(4)(9)	0.49%(4)	2.04%(4)	1.55%(4)	33%(8)	$497,635

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through October 31, 2017.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.
(6)Per-share amount was less than $0.005.
(7)April 1, 2019 (commencement of sale) through October 31, 2019.
(8)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2019.
(9)Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sustainable Equity Fund (the “Fund”), one of the funds constituting the American Century Mutual Funds, Inc., as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Sustainable Equity Fund of the American Century Mutual Funds, Inc. as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

30

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None
31

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
32

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

33

Approval of Management Agreement

At a meeting held on June 24, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or
34

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio
35

valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe.
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The Board and the Advisor agreed to a permanent change to the Fund's fee schedule that should have the effect of lowering the Fund's annual unified management fee by approximately 0.05% (e.g., the Investor Class unified fee will be reduced from 0.84% to 0.79%), beginning August 1, 2020. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2020.

For corporate taxpayers, the fund hereby designates $7,163,302, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2020 as qualified for the corporate dividends received deduction.

The fund hereby designates $12,251,552, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2020.

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Notes

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Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90971 2012

Annual Report

October 31, 2020

Ultra® Fund
Investor Class (TWCUX)
I Class (TWUIX)
Y Class (AULYX)
A Class (TWUAX)
C Class (TWCCX)
R Class (AULRX)
R5 Class (AULGX)
R6 Class (AULDX)
G Class (AULNX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Pandemic Disrupted Economic, Market Courses

Market sentiment began the period relatively upbeat. A dovish Federal Reserve (Fed), modest inflation, improving economic and earnings data, and progress on U.S.-China trade policy helped boost global growth outlooks. Against this backdrop, riskier assets generally remained in favor.

However, beginning in late February, the COVID-19 outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a deep worldwide recession. Global stocks and credit-sensitive assets sold off sharply, while U.S. Treasury yields plunged to record lows amid soaring demand. Quick and aggressive action from the Fed and other central banks and federal governments helped stabilize and restore confidence in the financial markets. By summer, declining coronavirus infection and death rates in many regions and the reopening of economies were positive influences. By the end of the reporting period, most data suggested an economic recovery was underway. But, at the same time, COVID-19 infection rates were rising in the U.S. and Europe, prompting new lockdown measures in some European countries.

Overall, the broad U.S. stock market overcame the effects of the early 2020 sell-off to deliver a solid gain for the 12-month period. Growth stocks rallied and significantly outperformed value stocks, which generally declined. Global bond returns were broadly positive, as yields declined.

Science Helps Steer the Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. The first COVID-19 vaccine is on track for approval by year-end, and medical professionals continue to fine-tune virus treatment protocols. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. These influences can be unsettling, but they tend to be temporary.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
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Performance

Total Returns as of October 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCUX	37.77%	18.30%	16.69%	—	11/2/81
Russell 1000 Growth Index	—	29.22%	17.30%	16.29%	—	—
S&P 500 Index	—	9.71%	11.70%	13.00%	—	—
I Class	TWUIX	38.05%	18.53%	16.93%	—	11/14/96
Y Class	AULYX	38.26%	—	—	23.20%	4/10/17
A Class	TWUAX					10/2/96
No sales charge		37.43%	18.00%	16.40%	—
With sales charge		29.52%	16.62%	15.71%	—
C Class	TWCCX	36.39%	17.12%	15.53%	—	10/29/01
R Class	AULRX	37.08%	17.70%	16.11%	—	8/29/03
R5 Class	AULGX	38.05%	—	—	23.01%	4/10/17
R6 Class	AULDX	38.26%	18.71%	—	17.81%	7/26/13
G Class	AULNX	39.09%	—	—	32.50%	8/1/19
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2020
Investor Class — $46,863

Russell 1000 Growth Index — $45,290

S&P 500 Index — $33,987

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.97%	0.77%	0.62%	1.22%	1.97%	1.47%	0.77%	0.62%	0.62%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li and Jeff Bourke

Performance Summary

Ultra returned 37.77%* for the 12 months ended October 31, 2020, outpacing the 29.22% return of the fund’s benchmark, the Russell 1000 Growth Index.

U.S. stocks delivered strong returns during the reporting period, which was marked by extreme volatility. Stocks initially rose to all-time highs in February, before the COVID-19 pandemic and measures to combat it led to the first recession and bear market in stocks since the 2008-09 financial crisis. Massive monetary and fiscal stimulus helped support the economy and markets, and stocks recovered the ground lost earlier. Within the Russell 1000 Growth Index, consumer discretionary and information technology led the benchmark’s performance. At the other end of the spectrum, the energy sector struggled with the declining price of oil amid a sharp slowdown in economic growth and falling energy demand.

Stock selection in the consumer discretionary sector contributed most to outperformance relative to the benchmark. Stock decisions in the information technology sector were also helpful. An overweight allocation to energy detracted fractionally from relative performance.

Consumer Discretionary Stocks Were Top Contributors

The automobiles industry led outperformance in the consumer discretionary sector. The leading contribution to relative performance came from electric car company Tesla, which benefited from solid fundamental reports and strong demand for its vehicles. The company reported better-than-expected production numbers, successfully launched the Model Y and announced plans to ramp up production of its commercial Tesla Semi.

In the information technology sector, DocuSign was a key contributor. The cloud-based electronic signature company outperformed as e-signatures and digital document management have become increasingly mainstream. The stock is benefiting from a secular trend toward spending on productivity-enhancement tools. Canada-based e-commerce firm Shopify outperformed after reporting record earnings. The company also announced a partnership with Walmart, which could boost sales. Square was a top performer on optimism about continued growth trends in its cash app business and its merchant-based business showing signs of stabilizing after being negatively impacted by the COVID-19 virus.

Regeneron Pharmaceuticals was another major contributor to outperformance. The biotechnology company is engaged in the discovery and development of medicines for the treatment of serious diseases, and it maintains one of the world’s most comprehensive genetic databases. Regeneron’s treatment for COVID-19 patients showed benefits in late-stage clinical trials.

Energy Holdings Detracted Fractionally from Performance

We have only one holding in the energy sector. EOG Resources detracted as the stock price of this leading oil and gas exploration and production company fell along with the price of crude oil amid weakening demand due to the pandemic.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
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Elsewhere, among other individual detractors from relative performance was chipmaker NVIDIA. We did not own the stock, which is a benchmark component. The company reported strong results and raised guidance due to strength in its data center and gaming businesses. Digital payment companies Mastercard and Visa underperformed as transaction volumes declined along with economic activity. Revenues declined further because of weakness in cross-border transactions as a result of pandemic-related travel restrictions.

The stock of The TJX Cos. underperformed as the off-price retailer temporarily closed its stores due to the pandemic. We like the long-term prospects for TJX as traditional mall retailers close their shops and consumers look for value.

Outlook

We remain confident in our belief that high-quality companies with a capability for sustained long-term growth can outperform over time. Our portfolio positioning reflects where we are finding stocks of what we believe are attractive, well-run companies as a result of the application of that philosophy and process.

As of October 31, 2020, the largest sector overweights relative to the benchmark were in the communication services and consumer discretionary sectors. The communication services sector encompasses entertainment and communication stocks, including large portfolio holdings Facebook and Google parent Alphabet. We believe our consumer discretionary companies with dominant global brands or which are leveraging technology to drive expansion offer attractive, sustainable growth going forward. In particular, we see many companies in the sector benefiting from digital transformation and online growth of their business.

The portfolio’s largest underweight was in the health care sector. Although the portfolio has lighter exposure than the benchmark, we believe that many segments of the health care industry are primed for a golden age of innovation and positive social impact. Indeed, we think select companies in the sector are uniquely positioned to address a number of profound social and medical problems. The sector’s rapid, effective response to the pandemic is important proof of this concept. Our information technology holdings were modestly underweight relative to the benchmark. However, the sector represented our largest absolute position. We continued to find an abundance of what we believe are high-quality, well-run companies benefiting from powerful secular trends.

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Fund Characteristics

OCTOBER 31, 2020
Top Ten Holdings	% of net assets
Apple, Inc.	12.0%
Amazon.com, Inc.	8.3%
Alphabet, Inc.*	6.5%
Microsoft Corp.	5.7%
Facebook, Inc., Class A	4.5%
Mastercard, Inc., Class A	4.3%
Visa, Inc., Class A	4.1%
salesforce.com, Inc.	3.6%
UnitedHealth Group, Inc.	3.3%
Tesla, Inc.	3.1%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
IT Services	14.9%
Software	13.7%
Technology Hardware, Storage and Peripherals	12.0%
Interactive Media and Services	11.9%
Internet and Direct Marketing Retail	8.3%

Types of Investments in Portfolio	% of net assets
Common Stocks	100.0%
Temporary Cash Investments	—*
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period(1) 5/1/20 - 10/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,263.40	$5.46	0.96%
I Class	$1,000	$1,264.80	$4.33	0.76%
Y Class	$1,000	$1,265.70	$3.47	0.61%
A Class	$1,000	$1,261.80	$6.88	1.21%
C Class	$1,000	$1,257.20	$11.12	1.96%
R Class	$1,000	$1,260.30	$8.30	1.46%
R5 Class	$1,000	$1,264.60	$4.33	0.76%
R6 Class	$1,000	$1,265.70	$3.47	0.61%
G Class	$1,000	$1,269.50	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,020.31	$4.88	0.96%
I Class	$1,000	$1,021.32	$3.86	0.76%
Y Class	$1,000	$1,022.07	$3.10	0.61%
A Class	$1,000	$1,019.05	$6.14	1.21%
C Class	$1,000	$1,015.28	$9.93	1.96%
R Class	$1,000	$1,017.80	$7.41	1.46%
R5 Class	$1,000	$1,021.32	$3.86	0.76%
R6 Class	$1,000	$1,022.07	$3.10	0.61%
G Class	$1,000	$1,025.14	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

9

Schedule of Investments

OCTOBER 31, 2020

	Shares	Value
COMMON STOCKS — 100.0%
Automobiles — 3.1%
Tesla, Inc.(1)	1,260,000	$488,930,400
Banks — 0.9%
JPMorgan Chase & Co.	1,032,435	101,219,927
U.S. Bancorp	1,116,000	43,468,200
		144,688,127
Beverages — 1.0%
Constellation Brands, Inc., Class A	936,673	154,766,480
Biotechnology — 2.7%
Biogen, Inc.(1)	424,944	107,115,634
Ionis Pharmaceuticals, Inc.(1)	731,088	34,324,582
Regeneron Pharmaceuticals, Inc.(1)	537,000	291,891,720
		433,331,936
Capital Markets — 1.1%
MSCI, Inc.	491,778	172,043,615
Chemicals — 0.6%
Ecolab, Inc.	496,000	91,060,640
Commercial Services and Supplies — 0.4%
Copart, Inc.(1)	508,736	56,144,105
Electrical Equipment — 0.6%
Acuity Brands, Inc.	409,000	36,458,260
Rockwell Automation, Inc.	275,000	65,208,000
		101,666,260
Electronic Equipment, Instruments and Components — 0.7%
Cognex Corp.	700,000	46,130,000
Keyence Corp.	127,900	57,999,220
		104,129,220
Entertainment — 2.7%
Netflix, Inc.(1)	536,667	255,313,959
Roku, Inc.(1)	284,000	57,481,600
Walt Disney Co. (The)	1,035,000	125,493,750
		438,289,309
Food and Staples Retailing — 1.8%
Costco Wholesale Corp.	802,820	287,104,488
Health Care Equipment and Supplies — 5.3%
ABIOMED, Inc.(1)	103,743	26,130,787
DexCom, Inc.(1)	237,000	75,740,460
Edwards Lifesciences Corp.(1)	2,238,438	160,473,620
IDEXX Laboratories, Inc.(1)	313,000	132,968,660
Intuitive Surgical, Inc.(1)	608,810	406,124,975
Tandem Diabetes Care, Inc.(1)	380,056	41,426,104
		842,864,606
Health Care Providers and Services — 3.3%
UnitedHealth Group, Inc.	1,728,000	527,281,920
Hotels, Restaurants and Leisure — 3.4%
Chipotle Mexican Grill, Inc.(1)	242,398	291,236,349
Starbucks Corp.	2,189,000	190,355,440
10

	Shares	Value
Wingstop, Inc.	592,000	$68,867,360
		550,459,149
Household Products — 0.8%
Colgate-Palmolive Co.	1,677,000	132,298,530
Interactive Media and Services — 11.9%
Alphabet, Inc., Class A(1)	288,955	466,983,065
Alphabet, Inc., Class C(1)	351,787	570,250,245
Facebook, Inc., Class A(1)	2,746,176	722,546,367
Tencent Holdings Ltd.	1,877,000	143,977,961
		1,903,757,638
Internet and Direct Marketing Retail — 8.3%
Amazon.com, Inc.(1)	436,294	1,324,654,028
IT Services — 14.9%
Adyen NV(1)	55,000	92,810,829
Mastercard, Inc., Class A	2,392,700	690,628,928
PayPal Holdings, Inc.(1)	2,528,716	470,669,909
Shopify, Inc., Class A(1)	220,453	204,013,820
Square, Inc., Class A(1)	1,742,670	269,904,729
Visa, Inc., Class A	3,592,544	652,801,170
		2,380,829,385
Machinery — 1.6%
Donaldson Co., Inc.	704,557	33,466,458
Nordson Corp.	322,200	62,323,146
Westinghouse Air Brake Technologies Corp.	1,365,607	80,980,495
Yaskawa Electric Corp.	1,951,800	75,950,501
		252,720,600
Oil, Gas and Consumable Fuels — 0.2%
EOG Resources, Inc.	847,000	29,001,280
Personal Products — 1.3%
Estee Lauder Cos., Inc. (The), Class A	961,000	211,093,260
Road and Rail — 0.9%
J.B. Hunt Transport Services, Inc.	1,205,000	146,696,700
Semiconductors and Semiconductor Equipment — 2.3%
Analog Devices, Inc.	1,258,000	149,110,740
Applied Materials, Inc.	1,566,108	92,760,577
Xilinx, Inc.	1,090,291	129,406,639
		371,277,956
Software — 13.7%
DocuSign, Inc.(1)	1,465,000	296,296,250
Fair Isaac Corp.(1)	179,000	70,069,550
Microsoft Corp.	4,520,765	915,319,289
Paycom Software, Inc.(1)	312,000	113,596,080
salesforce.com, Inc.(1)	2,508,766	582,711,079
Splunk, Inc.(1)	373,000	73,868,920
Zoom Video Communications, Inc., Class A(1)	284,000	130,898,440
		2,182,759,608
Specialty Retail — 2.3%
Ross Stores, Inc.	1,430,729	121,855,189
TJX Cos., Inc. (The)	4,939,724	250,937,979
		372,793,168
Technology Hardware, Storage and Peripherals — 12.0%
Apple, Inc.	17,668,492	1,923,392,039
11

	Shares	Value
Textiles, Apparel and Luxury Goods — 2.2%
lululemon athletica, Inc.(1)	208,482	$66,566,218
NIKE, Inc., Class B	2,302,000	276,424,160
		342,990,378
TOTAL COMMON STOCKS (Cost $4,455,798,760)		15,967,024,825
TEMPORARY CASH INVESTMENTS†
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.50% - 3.375%, 6/30/21 - 11/15/48, valued at $1,208,998), in a joint trading account at 0.06%, dated 10/30/20, due 11/2/20 (Delivery value $1,189,478)		1,189,472
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 2/15/44, valued at $2,112,532), at 0.06%, dated 10/30/20, due 11/2/20 (Delivery value $2,071,010)		2,071,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,260,472)		3,260,472
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $4,459,059,232)		15,970,285,297
OTHER ASSETS AND LIABILITIES†		(2,722,370)
TOTAL NET ASSETS — 100.0%		$15,967,562,927

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	2,109,250	USD	2,475,819	Credit Suisse AG	12/31/20	$(15,700)
EUR	1,859,000	USD	2,210,555	Credit Suisse AG	12/31/20	(42,315)
EUR	1,859,000	USD	2,202,008	Credit Suisse AG	12/31/20	(33,768)
USD	63,910,182	EUR	54,447,250	Credit Suisse AG	12/31/20	405,770
USD	2,149,882	EUR	1,841,125	Credit Suisse AG	12/31/20	2,490
USD	2,334,081	EUR	1,984,125	Credit Suisse AG	12/31/20	19,902
USD	3,107,445	EUR	2,627,625	Credit Suisse AG	12/31/20	42,721
USD	45,209,238	JPY	4,743,014,150	Bank of America N.A.	12/30/20	(133,486)
USD	2,727,655	JPY	288,011,150	Bank of America N.A.	12/30/20	(25,702)
						$219,912

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
JPY	-	Japanese Yen
USD	-	United States Dollar
†    Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
12

Statement of Assets and Liabilities

OCTOBER 31, 2020
Assets
Investment securities, at value (cost of $4,459,059,232)	$15,970,285,297
Receivable for investments sold	15,585,497
Receivable for capital shares sold	6,080,728
Unrealized appreciation on forward foreign currency exchange contracts	470,883
Dividends and interest receivable	3,562,297
Securities lending receivable	19,201
15,996,003,903

Liabilities
Disbursements in excess of demand deposit cash	117
Payable for capital shares redeemed	14,625,738
Unrealized depreciation on forward foreign currency exchange contracts	250,971
Accrued management fees	13,491,823
Distribution and service fees payable	72,327
28,440,976

Net Assets	$15,967,562,927

Net Assets Consist of:
Capital (par value and paid-in surplus)	$4,010,075,511
Distributable earnings	11,957,487,416
$15,967,562,927

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$14,648,924,593	220,687,212	$66.38
I Class, $0.01 Par Value	$588,450,910	8,497,876	$69.25
Y Class, $0.01 Par Value	$1,707,541	24,538	$69.59
A Class, $0.01 Par Value	$167,682,336	2,669,640	$62.81*
C Class, $0.01 Par Value	$24,319,704	474,702	$51.23
R Class, $0.01 Par Value	$26,729,177	440,901	$60.62
R5 Class, $0.01 Par Value	$257,846	3,721	$69.29
R6 Class, $0.01 Par Value	$509,483,676	7,329,751	$69.51
G Class, $0.01 Par Value	$7,144	102	$70.04
*Maximum offering price $66.64 (net asset value divided by 0.9425).

See Notes to Financial Statements.
13

Statement of Operations

YEAR ENDED OCTOBER 31, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $92,608)	$85,123,109
Interest	292,923
Securities lending, net	19,201
85,435,233

Expenses:
Management fees	133,143,519
Distribution and service fees:
A Class	348,326
C Class	205,353
R Class	109,874
Directors' fees and expenses	450,125
Other expenses	1,208
134,258,405
Fees waived - G Class	(37)
134,258,368

Net investment income (loss)	(48,823,135)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (Note 4)	525,996,155
Forward foreign currency exchange contract transactions	(2,337,508)
Foreign currency translation transactions	16,793
523,675,440

Change in net unrealized appreciation (depreciation) on:
Investments	3,982,877,671
Forward foreign currency exchange contracts	180,160
Translation of assets and liabilities in foreign currencies	7,288
3,983,065,119

Net realized and unrealized gain (loss)	4,506,740,559

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,457,917,424

See Notes to Financial Statements.
14

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2020 AND OCTOBER 31, 2019
Increase (Decrease) in Net Assets	October 31, 2020	October 31, 2019
Operations
Net investment income (loss)	$(48,823,135)	$(14,151,682)
Net realized gain (loss)	523,675,440	652,663,454
Change in net unrealized appreciation (depreciation)	3,983,065,119	899,393,859
Net increase (decrease) in net assets resulting from operations	4,457,917,424	1,537,905,631

Distributions to Shareholders
From earnings:
Investor Class	(497,939,761)	(730,083,401)
I Class	(15,792,365)	(28,348,100)
Y Class	(53,531)	(76,346)
A Class	(5,351,781)	(7,623,683)
C Class	(935,790)	(947,855)
R Class	(850,029)	(1,360,937)
R5 Class	(4,210)	(448)
R6 Class	(16,454,953)	(25,190,411)
G Class	(217)	—
Decrease in net assets from distributions	(537,382,637)	(793,631,181)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(240,034,647)	116,179,202

Net increase (decrease) in net assets	3,680,500,140	860,453,652

Net Assets
Beginning of period	12,287,062,787	11,426,609,135
End of period	$15,967,562,927	$12,287,062,787

See Notes to Financial Statements.
15

Notes to Financial Statements

OCTOBER 31, 2020

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the G Class commenced on August 1, 2019.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
16

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

17

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

18

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2020 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.800% to 0.990%	0.96%
I Class	0.600% to 0.790%	0.76%
Y Class	0.450% to 0.640%	0.61%
A Class	0.800% to 0.990%	0.96%
C Class	0.800% to 0.990%	0.96%
R Class	0.800% to 0.990%	0.96%
R5 Class	0.600% to 0.790%	0.76%
R6 Class	0.450% to 0.640%	0.61%
G Class	0.450% to 0.640%	0.00%(1)
(1)Effective annual management fee before waiver was 0.61%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2020 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $6,986,160 and $5,529,333, respectively. The effect of interfund transactions on the Statement of Operations was $(370,185) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended October 31, 2020 were $812,029,510 and $1,484,842,878, respectively.

For the period ended October 31, 2020, the fund incurred net realized gains of $13,227,780 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2020		Year ended October 31, 2019(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	3,000,000,000		3,000,000,000
Sold	10,005,335	$565,084,480	7,271,579	$338,362,927
Issued in reinvestment of distributions	9,306,297	478,901,904	17,133,838	704,543,764
Redeemed	(23,598,620)	(1,325,972,063)	(19,883,790)	(933,688,053)
	(4,286,988)	(281,985,679)	4,521,627	109,218,638
I Class/Shares Authorized	120,000,000		120,000,000
Sold	3,516,331	210,134,766	3,624,881	178,398,381
Issued in reinvestment of distributions	257,034	13,774,479	611,707	26,101,541
Redeemed	(2,262,344)	(130,239,567)	(5,408,439)	(271,836,094)
	1,511,021	93,669,678	(1,171,851)	(67,336,172)
Y Class/Shares Authorized	30,000,000		30,000,000
Sold	7,598	435,257	5,158	249,374
Issued in reinvestment of distributions	534	28,722	918	39,247
Redeemed	(7,612)	(457,476)	(1,132)	(51,484)
	520	6,503	4,944	237,137
A Class/Shares Authorized	60,000,000		60,000,000
Sold	873,790	47,417,147	639,406	28,146,102
Issued in reinvestment of distributions	103,252	5,038,693	182,881	7,165,291
Redeemed	(747,854)	(39,456,212)	(632,688)	(28,166,501)
	229,188	12,999,628	189,599	7,144,892
C Class/Shares Authorized	30,000,000		30,000,000
Sold	194,165	8,625,235	211,178	7,569,450
Issued in reinvestment of distributions	20,036	802,646	26,806	877,102
Redeemed	(160,091)	(7,166,955)	(93,382)	(3,442,472)
	54,110	2,260,926	144,602	5,004,080
R Class/Shares Authorized	30,000,000		30,000,000
Sold	246,296	13,528,987	197,063	8,482,452
Issued in reinvestment of distributions	17,503	826,153	34,308	1,305,420
Redeemed	(195,157)	(10,614,721)	(199,457)	(8,334,487)
	68,642	3,740,419	31,914	1,453,385
R5 Class/Shares Authorized	30,000,000		30,000,000
Sold	1,897	120,588	2,002	94,159
Issued in reinvestment of distributions	45	2,404	10	448
Redeemed	(28)	(1,589)	(339)	(16,599)
	1,914	121,403	1,673	78,008
R6 Class/Shares Authorized	110,000,000		110,000,000
Sold	2,682,757	161,316,501	2,436,356	117,344,335
Issued in reinvestment of distributions	304,162	16,339,604	587,616	25,097,065
Redeemed	(4,473,539)	(248,503,847)	(1,676,518)	(82,067,166)
	(1,486,620)	(70,847,742)	1,347,454	60,374,234
G Class/Shares Authorized	80,000,000		80,000,000
Sold	—	—	98	5,000
Issued in reinvestment of distributions	4	217	—	—
	4	217	98	5,000
Net increase (decrease)	(3,908,209)	$(240,034,647)	5,070,060	$116,179,202

(1)August 1, 2019 (commencement of sale) through October 31, 2019 for the G Class.
20

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$15,596,286,314	$370,738,511	—
Temporary Cash Investments	—	3,260,472	—
	$15,596,286,314	$373,998,983	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$470,883	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$250,971	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $76,100,205.

21

The value of foreign currency risk derivative instruments as of October 31, 2020, is disclosed on the Statement of Assets and Liabilities as an asset of $470,883 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $250,971 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2020, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(2,337,508) in net realized gain (loss) on forward foreign currency exchange contract transactions and $180,160 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

9. Federal Tax Information

On December 8, 2020, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 7, 2020 of $2.1247 for the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class.

The tax character of distributions paid during the years ended October 31, 2020 and October 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	—	$1,545,620
Long-term capital gains	$537,382,637	$792,085,561

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$4,471,976,122
Gross tax appreciation of investments	$11,564,877,638
Gross tax depreciation of investments	(66,568,463)
Net tax appreciation (depreciation) of investments	11,498,309,175
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	1,358
Net tax appreciation (depreciation)	$11,498,310,533
Undistributed ordinary income	—
Accumulated long-term gains	$508,947,551
Late-year ordinary loss deferral	$(49,770,668)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$50.27	(0.21)	18.55	18.34	—	(2.23)	(2.23)	$66.38	37.77%	0.97%	(0.36)%	6%	$14,648,925
2019	$47.74	(0.06)	5.92	5.86	—	(3.33)	(3.33)	$50.27	13.83%	0.97%	(0.13)%	13%	$11,308,500
2018	$44.59	(0.06)	5.82	5.76	(0.07)	(2.54)	(2.61)	$47.74	13.44%	0.97%	(0.12)%	17%	$10,524,969
2017	$35.83	0.07	10.39	10.46	(0.10)	(1.60)	(1.70)	$44.59	30.42%	0.98%	0.17%	16%	$9,593,102
2016	$37.81	0.06	(0.14)	(0.08)	(0.08)	(1.82)	(1.90)	$35.83	(0.06)%	0.98%	0.19%	18%	$7,790,085
I Class
2020	$52.25	(0.10)	19.33	19.23	—	(2.23)	(2.23)	$69.25	38.05%	0.77%	(0.16)%	6%	$588,451
2019	$49.39	0.03	6.16	6.19	—	(3.33)	(3.33)	$52.25	14.05%	0.77%	0.07%	13%	$365,036
2018	$46.04	0.03	6.02	6.05	(0.16)	(2.54)	(2.70)	$49.39	13.68%	0.77%	0.08%	17%	$402,938
2017	$36.95	0.14	10.73	10.87	(0.18)	(1.60)	(1.78)	$46.04	30.66%	0.78%	0.37%	16%	$322,059
2016	$38.93	0.14	(0.14)	—	(0.16)	(1.82)	(1.98)	$36.95	0.14%	0.78%	0.39%	18%	$198,930
Y Class
2020	$52.42	(0.01)	19.41	19.40	—	(2.23)	(2.23)	$69.59	38.26%	0.62%	(0.01)%	6%	$1,708
2019	$49.47	0.10	6.18	6.28	—	(3.33)	(3.33)	$52.42	14.22%	0.62%	0.22%	13%	$1,259
2018	$46.07	0.11	6.02	6.13	(0.19)	(2.54)	(2.73)	$49.47	13.85%	0.62%	0.23%	17%	$944
2017(3)	$39.40	0.10	6.57	6.67	—	—	—	$46.07	16.93%	0.63%(4)	0.43%(4)	16%(5)	$6

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2020	$47.79	(0.34)	17.59	17.25	—	(2.23)	(2.23)	$62.81	37.43%	1.22%	(0.61)%	6%	$167,682
2019	$45.67	(0.17)	5.62	5.45	—	(3.33)	(3.33)	$47.79	13.54%	1.22%	(0.38)%	13%	$116,630
2018	$42.80	(0.17)	5.58	5.41	—	(2.54)	(2.54)	$45.67	13.15%	1.22%	(0.37)%	17%	$102,806
2017	$34.45	(0.04)	10.00	9.96	(0.01)	(1.60)	(1.61)	$42.80	30.10%	1.23%	(0.08)%	16%	$83,130
2016	$36.43	(0.02)	(0.14)	(0.16)	—	(1.82)	(1.82)	$34.45	(0.31)%	1.23%	(0.06)%	18%	$58,829
C Class
2020	$39.65	(0.62)	14.43	13.81	—	(2.23)	(2.23)	$51.23	36.39%	1.97%	(1.36)%	6%	$24,320
2019	$38.77	(0.43)	4.64	4.21	—	(3.33)	(3.33)	$39.65	12.69%	1.97%	(1.13)%	13%	$16,676
2018	$36.96	(0.45)	4.80	4.35	—	(2.54)	(2.54)	$38.77	12.32%	1.97%	(1.12)%	17%	$10,700
2017	$30.17	(0.28)	8.67	8.39	—	(1.60)	(1.60)	$36.96	29.12%	1.98%	(0.83)%	16%	$5,359
2016	$32.36	(0.25)	(0.12)	(0.37)	—	(1.82)	(1.82)	$30.17	(1.03)%	1.98%	(0.81)%	18%	$3,306
R Class
2020	$46.31	(0.46)	17.00	16.54	—	(2.23)	(2.23)	$60.62	37.08%	1.47%	(0.86)%	6%	$26,729
2019	$44.47	(0.28)	5.45	5.17	—	(3.33)	(3.33)	$46.31	13.26%	1.47%	(0.63)%	13%	$17,240
2018	$41.84	(0.28)	5.45	5.17	—	(2.54)	(2.54)	$44.47	12.87%	1.47%	(0.62)%	17%	$15,137
2017	$33.79	(0.12)	9.77	9.65	—	(1.60)	(1.60)	$41.84	29.75%	1.48%	(0.33)%	16%	$11,345
2016	$35.85	(0.10)	(0.14)	(0.24)	—	(1.82)	(1.82)	$33.79	(0.55)%	1.48%	(0.31)%	18%	$9,066

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2020	$52.28	(0.12)	19.36	19.24	—	(2.23)	(2.23)	$69.29	38.05%	0.77%	(0.16)%	6%	$258
2019	$49.42	0.01	6.18	6.19	—	(3.33)	(3.33)	$52.28	14.04%	0.77%	0.07%	13%	$94
2018	$46.04	0.04	6.02	6.06	(0.14)	(2.54)	(2.68)	$49.42	13.69%	0.77%	0.08%	17%	$7
2017(3)	$39.41	0.07	6.56	6.63	—	—	—	$46.04	16.82%	0.78%(4)	0.28%(4)	16%(5)	$6
R6 Class
2020	$52.36	—(6)	19.38	19.38	—	(2.23)	(2.23)	$69.51	38.26%	0.62%	(0.01)%	6%	$509,484
2019	$49.42	0.10	6.17	6.27	—	(3.33)	(3.33)	$52.36	14.22%	0.62%	0.22%	13%	$461,623
2018	$46.07	0.10	6.02	6.12	(0.23)	(2.54)	(2.77)	$49.42	13.85%	0.62%	0.23%	17%	$369,109
2017	$36.97	0.18	10.75	10.93	(0.23)	(1.60)	(1.83)	$46.07	30.86%	0.63%	0.52%	16%	$233,309
2016	$38.95	0.17	(0.12)	0.05	(0.21)	(1.82)	(2.03)	$36.97	0.29%	0.63%	0.54%	18%	$83,367
G Class
2020	$52.44	0.37	19.46	19.83	—	(2.23)	(2.23)	$70.04	39.09%	0.01%(7)	0.60%(7)	6%	$7
2019(8)	$51.28	0.10	1.06	1.16	—	—	—	$52.44	2.26%	0.00%(4)(9)(10)	0.78%(4)(10)	13%(11)	$5

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through October 31, 2017.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.
(6)Per-share amount was less than $0.005.
(7)The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 0.62% and (0.01)%, respectively.
(8)August 1, 2019 (commencement of sale) through October 31, 2019.
(9)Ratio was less than 0.005%.
(10)The annualized ratio of operating expenses to average net assets before expense waiver and the annualized ratio of net investment income (loss) to average net assets before expense waiver was 0.62% and 0.16%, respectively.
(11)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2019.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ultra® Fund (the “Fund”), one of the funds constituting the American Century Mutual Funds, Inc., as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Ultra® Fund of the American Century Mutual Funds, Inc. as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.
27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None
28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

30

Approval of Management Agreement

At a meeting held on June 24, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans;
•the Advisor’s business continuity plans and specifically its response to the COVID-19 pandemic;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or
31

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio
32

valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its Audit Committee, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe
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and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $537,382,637, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2020.
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Notes
37

Notes
38

Notes
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Notes

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Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
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American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90975 2012

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) John R. Whitten, Thomas Bunn, Chris H. Cheesman and Lynn M. Jenkins are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2019: $261,180
FY 2020: $199,255

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2019: $0
FY 2020: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019: $0
FY 2020: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2019: $0
FY 2020: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019: $0
FY 2020: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2019: $0
FY 2020: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019: $0
FY 2020: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2019: $119,500
FY 2020: $0

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Mutual Funds, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	December 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	December 30, 2020

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	December 30, 2020